Goldman Sachs Funds
TAXABLE INVESTMENT GRADE FUNDS
Annual Report October 31, 2002
Current income potential from portfolios that invest in a variety of fixed income securities.

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS
Market Review
Dear Shareholder:
During the one-year reporting period there were mixed signals on the economic front and a host of issues affecting the financial markets. As is typically the case during periods of uncertainty, this proved to be a positive backdrop for the fixed income markets.
From Recovery to Uncertainty — As the fiscal year began in November of 2001, the events of September 11 continued to reverberate throughout the world. As a result, a rapid end to the first global recession in a decade appeared unlikely. In an effort to stabilize the economy, the Federal Reserve Board (the “Fed”) reduced short-term interest rates aggressively during the fourth quarter of 2001, bringing the federal funds rate to 1.75% — its lowest level since the Kennedy Administration. Low interest rates and attractive finance incentives stimulated consumer spending, driving housing and auto sales to record levels. They also led to a sharp increase in mortgage refinancing, which had the effect of putting more cash in consumers’ pockets.
Robust consumer spending combined with declining oil prices and the rapid success of U.S. armed forces in Afghanistan boosted investor confidence in the fourth quarter of 2001. During that period gross domestic product (“GDP”) grew 2.7%, reversing the 0.3% contraction from the previous quarter. In a surprising show of strength, GDP for the first quarter of 2002 grew at a rate of 5.0% — driven largely by increases in manufacturing production orders, as companies that had previously cut production in the face of falling demand began to rebuild depleted inventories. However, this positive news was overshadowed by the series of highly publicized accounting scandals. Downside earnings guidance from companies across a range of sectors contributed to the woes in the equity markets, as did news of a sharp decline in GDP growth for the second quarter, which grew only 1.3%. While the revised estimate for third quarter 2002 GDP is 4.0%, many economists are projecting that growth during the last quarter of 2002 will fall back to the 1-2% range.
Acknowledging that consumer and business confidence was wavering, the Fed moved into action in early November by lowering the federal funds rate to 1.25%, a 41-year low. In his November 13, 2002 testimony to the Joint Economic Committee of Congress, Fed Chairman Alan Greenspan acknowledged that several forces have continued to weigh on the economy, including heightened geopolitical risks, the fallout from corporate accounting scandals, and the continued reluctance of businesses to increase their investment spending. The Fed moved its economic bias to neutral at its November meeting, citing that risks to the economy are balanced between slow growth and inflation.
Positive Results for High Quality Fixed Income Securities; Volatility in the Corporate and High Yield Markets — The very elements that contributed to the severe weakness in the equity markets aided the fixed income markets overall during the reporting period. While fixed income securities experienced their share of volatility — due in part to mixed signals on the economic front — their prices in both the U.S. and abroad generally rose. The combination
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GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS
of falling interest rates and increased demand from investors seeking “safer havens” amid the turmoil in the equity markets contributed to price gains in high quality sectors such as government securities.
An exception was in the corporate bond market, where a confluence of negative events including high profile corporate scandals, volatile rating agency behavior, and poor equity markets combined to drive corporate spreads out to historically wide levels.
Looking ahead, we believe the economy is positioned for a gradual recovery over the next 12 months. With interest rates at historic lows and inflation in check, a solid foundation is in place for future growth. However, a number of uncertainties exist, including the current geopolitical landscape.
As always, we appreciate your investment in the Goldman Sachs Funds and look forward to continuing to serve your financial needs in the years to come.
Sincerely, David W. Blood Jonathan Beinner Head, Goldman Sachs CIO, Fixed Income Investments Asset Management Goldman Sachs Asset Management
November 15, 2002

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS
What Distinguishes Goldman Sachs’ Fixed Income Investing Process?
At Goldman Sachs Asset Management, the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.
A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:
1 RIGOROUS SECURITY SELECTION
Assess relative value among sectors (such as mortgages and corporates) and sub-sectors
Leverage the vast resources of Goldman Sachs in selecting securities for each portfolio
2 PRECISE PORTFOLIO CONSTRUCTION
Team approach to decision making
Manage risk by avoiding significant sector and interest rate bets
Careful management of yield curve strategies — while closely managing portfolio duration
RESULT
Fixed Income portfolios that:
Include domestic and global investment options, tax-free income opportunities, and access to areas of specialization such as high yield
Capitalize on Goldman Sachs’ industry renowned credit research capabilities
Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

FUND BASICS

# Enhanced Income Fund

*as of October 31, 2002*

Assets Under Management

$2.9 Billion

NASDAQ SYMBOLS

Class A Shares

GEIAX

Institutional Shares

GEIIX

Administration Shares

GEADX

## PERFORMANCE REVIEW

| November 1, 2001–October 31, 2002 | Fund Total Return (based on NAV)[1] | 30-Day Standardized Yield[2] | Six-Month U.S. Treasury Security[3] | One-Year U.S. Treasury Note Index[3] |
|---|---|---|---|---|
| Class A | 2.48% | 3.12% | 2.28% | 3.28% |
| Institutional | 2.79 | 3.57 | 2.28 | 3.28 |
| Administration | 2.53 | 3.31 | 2.28 | 3.28 |

*[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance assumes the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.*

*[2] The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.*

*[3] The Six-Month U.S. Treasury Security and One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes.*

## STANDARDIZED TOTAL RETURNS[4]

| For the period ended 9/30/02 | Class A | Institutional | Administration |
|---|---|---|---|
| One Year | 1.33% | 3.22% | 3.07% |
| Since Inception | 4.88 (8/2/00) | 5.98 (8/2/00) | 5.75 (8/2/00) |

*[4] The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares. Because Institutional and Administration Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.*

*Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.*

## PORTFOLIO COMPOSITION AS OF 10/31/02[5]

| Sector Allocation | |
|---|---|
| Agency Debentures | 40.0% |
| Corporate Bonds | 26.5 |
| Asset-Backed Securities | 25.9 |
| U.S. Treasuries | 4.0 |
| Cash Equivalents | 3.3 |

*[5] Figures represent a percentage of net assets and may not sum to 100%. The Fund is actively managed and, as such, its composition may differ over time.*

3

PORTFOLIO RESULTS
Enhanced Income Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Enhanced Income Fund for the one-year period that ended October 31, 2002.
Performance Review
Over the one-year period that ended October 31, 2002, the Fund’s Class A, Institutional, and Administration Shares generated cumulative total returns, without sales charges, of 2.48%, 2.79%, and 2.53%, respectively. These returns compare to the 2.28% and 3.28% cumulative total returns of the Fund’s benchmarks, the Six-Month U.S. Treasury Security and the One-Year U.S. Treasury Note Index, respectively. As the One-Year U.S. Treasury Note Index benefited from its longer duration in a falling rate environment, the Fund underperformed the One-Year U.S. Treasury Note Index, while outperforming the Six-Month U.S. Treasury Security.
Investment Objective
The Fund seeks to generate a return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity. It is important to note that the Fund is not a money market fund and its net asset value will fluctuate.
Portfolio Composition
Goldman Sachs Enhanced Income Fund targets a duration of nine months, with diversified holdings in high credit quality (minimum “A’’) sectors including U.S. Treasuries, Agency, Corporate, Asset-Backed, and Money Market Instruments. The Fund’s duration strategy was positioned long relative to the One-Year U.S. Treasury Note Index in 2001, then moved to approximately neutral in January and short in March in anticipation of an economic recovery. At the end of September 2002, the Fund’s duration was extended from a short to a neutral position due to volatility in the market.
Portfolio Highlights
By the end of the reporting period, the Fund had its largest weighting in Agency Debentures (40.0% of net assets), followed by Corporates (26.5%) and Asset-Backed Securities (25.9%). The Fund’s emphasis on shorter-term, higher-credit securities enhanced results during much of the reporting period.
Portfolio Outlook
Recent stronger-than-expected economic data suggest that the U.S. economy may be moving out of its current “weak spot,” which was characterized by severe equity market weakness. Manufacturing confidence looks to be rebounding as equities stabilize and stronger business confidence points to strengthening consumer confidence. Jobless claims have continued

PORTFOLIO RESULTS
to decline, and consumer spending is demonstrating resilience. We believe that the timing and direction of the next Fed move will be dependent on economic releases in the upcoming months. Despite recent signs of positive economic recovery and a decrease in risk aversion sentiments, we believe that tightening is likely to lie further off in the future than generally anticipated.
Within the corporate market, we are seeing positive momentum as corporations continue to prove their commitment to debt reduction and prudent balance sheet management. A sustained drop in equity market volatility would also play a role in restoring the corporate sector’s financial positioning. Within the mortgage market, we believe prepayment speeds have peaked, given the low interest rate environment. However, we believe that refinancing rates and implied volatility will drop only slightly in the near term.
We thank you for your investment and look forward to your continued confidence.
Goldman Sachs U.S. Fixed Income–Enhanced Income Management Team
November 15, 2002

FUND BASICS
Ultra-Short Duration Government Fund† as of October 31, 2002
Assets Under Management $247.8 $3.7 Billion Million NASDAQ SYMBOLS Class A Shares GSAMX Institutional Shares GSARX Service Shares GSASX PERFORMANCE REVIEW
Six-Month One-Year November 1, 2001– Fund Total Return 30-Day U.S.Treasury U.S.Treasury October 31, 2002 (based on NAV)1 Standardized Yield2 Security3 Note Index3
Class A 2.57% 3.14% 2.28% 3.28% Institutional 2.98 3.59 2.28 3.28 Service 2.46 3.08 2.28 3.28
1 The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
2 The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
3 The Six-Month U.S. Treasury Security and One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes.
STANDARDIZED TOTAL RETURNS4 For the period ended 9/30/02 Class A Institutional Service
One Year 1.81% 3.90% 3.38% Five Years 4.58 5.32 4.81 Ten Years N/A 5.23 N/A Since Inception 5.17 5.44 4.97 (5/15/95) (7/17/91) (3/27/97)
4 The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares. Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
PORTFOLIO COMPOSITION AS OF 10/31/025
Sector Allocation
Agency Debentures 24.5% Fixed Rate Pass-Throughs 23.5 Collateralized Mortgage Obligations 19.9 Adjustable Rate Mortgage Securities 14.8 Asset-Backed Securities 9.2 U.S. Treasuries 4.8 Cash Equivalents 2.9
5 Figures represent a percentage of net assets and may not sum to 100%. The Fund is actively managed and, as such, its composition may differ over time.
† Effective July 1, 2002, the Goldman Sachs Adjustable Rate Government Fund was renamed the Goldman Sachs Ultra-Short Duration Government Fund.

PORTFOLIO RESULTS
Ultra-Short Duration Government Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs Ultra-Short Duration Government Fund for the one-year period that ended October 31, 2002. The Fund was formerly known as the Goldman Sachs Adjustable Rate Government Fund.
Performance Review
Over the one-year period that ended October 31, 2002, the Fund’s Class A, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 2.57%, 2.98%, and 2.46%, respectively. These returns compare to the 2.28% and 3.28% cumulative total returns of the Fund’s benchmarks, the Six-Month U.S. Treasury Security and the One-Year U.S. Treasury Note Index, respectively. As the One-Year U.S. Treasury Note Index benefited from its longer duration in a falling rate environment, the Fund underperformed the One-Year U.S. Treasury Note Index, while outperforming the Six-Month U.S. Treasury Security.
Investment Objective
The Fund seeks a high level of current income, consistent with low volatility of principal, by investing at least 80% of its net assets in U.S. government securities including securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans.
Portfolio Composition
Over much of the period, the Fund’s bias in mortgage pass-throughs tended to be toward shorter-duration securities relative to longer-duration issues. As short-term volatility and prepayment speeds both increased to historically high levels, the portfolio management team maintained an emphasis on prepayment-protected securities. The Fund’s duration strategy was positioned long relative to the index in 2001, and then moved to approximately neutral in January and short in March in anticipation of an economic recovery. At the end of September 2002, the Fund’s duration was extended from a short to a neutral position due to volatility in the market.
In moving from a dedicated adjustable rate mortgage fund to the Ultra-Short Duration Government Fund, the Fund more broadly diversified its sector allocation into mortgage-backed security sub-sectors and agency debentures.
Portfolio Highlights
Adjustable Rate Mortgage Securities (ARMS) — 66.8% on October 31, 2001 to 14.8% on October 31, 2002.
Collateralized Mortgage Obligations (CMO) — 8.9% on October 31, 2001 to 19.9% on October 31, 2002.
Fixed Rate Pass-Throughs — 1.9% on October 31, 2001 to 23.5% on October 31, 2002.
Agency Debentures — 6.3% on October 31, 2001 to 24.5% on October 31, 2002.

PORTFOLIO RESULTS
The Fund’s strategy of emphasizing low-loan balance pass-throughs and securities such as collateralized mortgage obligations with prepayment protection enhanced performance during the reporting period.
Portfolio Outlook
Recent stronger-than-expected economic data suggest that the U.S. economy may be moving out of its current “weak spot,” which was characterized by severe equity market weakness. Manufacturing confidence looks to be rebounding as equities stabilize and stronger business confidence points to strengthening consumer confidence. Jobless claims have continued to decline, and consumer spending is demonstrating resilience. We believe that the timing and direction of the next Fed move will be dependent on economic releases in the upcoming months. Despite recent signs of positive economic recovery and a decrease in risk aversion sentiments, we believe that tightening is likely to lie further off in the future than generally anticipated.
Within the mortgage market, we believe prepayment speeds have peaked, given the low interest rate environment. However, we believe that refinancing rates and implied volatility will drop only slightly in the near term.
We thank you for your investment and look forward to your continued confidence.
Goldman Sachs U.S. Fixed Income Investment Management Team
November 15, 2002

FUND BASICS

# Short Duration Government Fund

*as of October 31, 2002*

Assets Under Management

$684.0 Million

NASDAQ SYMBOLS

Class A Shares

GSSDX

Class B Shares

GSDGX

Class C Shares

GSDCX

Institutional Shares

GSTGX

Service Shares

GSDSX

## PERFORMANCE REVIEW

| November 1, 2001–October 31, 2002 | Fund Total Return (based on NAV)[1] | 30-Day Standardized Yield[2] | 2-Year U.S. Treasury Security[3] |
|---|---|---|---|
| Class A | 5.26% | 2.95% | 5.78% |
| Class B | 4.65 | 2.42 | 5.78 |
| Class C | 4.50 | 2.26 | 5.78 |
| Institutional | 5.69 | 3.41 | 5.78 |
| Service | 5.17 | 2.91 | 5.78 |

[1] *The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance assumes the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.*

[2] *The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.*

[3] *The 2-Year U.S. Treasury Security, as reported by Merrill Lynch, does not reflect any deduction for fees, expenses or taxes.*

## STANDARDIZED TOTAL RETURNS[4]

| For the period ended 9/30/02 | Class A | Class B | Class C | Institutional | Service |
|---|---|---|---|---|---|
| One Year | 4.18% | 3.48% | 4.37% | 6.60% | 6.08% |
| Five Years | 5.85 | 5.63 | 5.43 | 6.65 | 6.13 |
| Ten Years | N/A | N/A | N/A | 6.09 | N/A |
| Since Inception | 6.06 (5/1/97) | 5.81 (5/1/97) | 5.46 (8/15/97) | 7.02 (8/15/88) | 6.32 (4/10/96) |

[4] *The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 2% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (2% maximum declining to 0% after three years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.*

*Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.*

## PORTFOLIO COMPOSITION AS OF 10/31/02[5]

| Sector Allocation | |
|---|---|
| Agency Debentures | 42.8% |
| Collateralized Mortgage Obligations | 21.2 |
| Fixed Rate Pass-Throughs | 20.5 |
| U.S. Treasuries | 8.7 |
| Cash Equivalents | 3.9 |
| Adjustable Rate Mortgage Securities | 2.9 |

[5] *Figures represent a percentage of net assets and may not sum to 100%. The Fund is actively managed and, as such, its composition may differ over time.*

9

PORTFOLIO RESULTS
Short Duration Government Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs Short Duration Government Fund for the one-year period that ended October 31, 2002.
Performance Review
Over the one-year period that ended October 31, 2002, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 5.26%, 4.65%, 4.50%, 5.69%, and 5.17%, respectively. These returns compare to the 5.78% cumulative total return of the Fund’s benchmark, the Two-Year U.S. Treasury Security. The Fund’s short duration strategy relative to the benchmark for a portion of the one-year period ending October 31, 2002 marginally detracted from performance as Treasury yields rallied.
Investment Objective
The Fund seeks a high level of current income and, secondarily, in seeking current income, may also consider the potential for capital appreciation, primarily through investing in U.S. government securities and repurchase agreements collateralized by such securities.
Portfolio Composition
Over the period, the Fund’s portfolio emphasized high quality securities with attractive risk/return characteristics. The Fund’s bias in mortgage pass-throughs tended to be toward shorter-duration securities relative to longer-duration issues. As short-term volatility and prepayment speeds increased to historically high levels, the portfolio management team maintained an emphasis on prepayment-protected securities. The team also took advantage of tactical trading opportunities between the mortgage-backed security and agency sectors. The Fund’s duration strategy was positioned long relative to the index in 2001, then moved to approximately neutral in January and short in March in anticipation of an economic recovery. At the end of September 2002, the Fund’s duration was extended from a short to a neutral position due to volatility in the market.
Portfolio Highlights
Collateralized Mortgage Obligations (CMO) — 23.9% on October 31, 2001 to 21.2% on October 31, 2002.
Fixed Rate Pass-Throughs — 32.1% on October 31, 2001 to 20.5% on October 31, 2002.
Adjustable Rate Mortgage Securities (ARMS) — 8.3% on October 31, 2001 to 2.9% on October 31, 2002.
Agency Debentures — 24.6% on October 31, 2001 to 42.8% on October 31, 2002.
The Fund’s continued emphasis on government-issued sectors such as agency debentures and mortgage-backed securities contributed positively to returns over the period.

PORTFOLIO RESULTS
Portfolio Outlook
Recent stronger-than-expected economic data suggest that the U.S. economy may be moving out of its current “weak spot,” which was characterized by severe equity market weakness. Manufacturing confidence looks to be rebounding as equities stabilize and stronger business confidence points to strengthening consumer confidence. Jobless claims have continued to decline, and consumer spending is demonstrating resilience. We believe that the timing and direction of the next Fed move will be dependent on economic releases in the upcoming months. Despite recent signs of positive economic recovery and a decrease in risk aversion sentiments, we believe that tightening is likely to lie further off in the future than generally anticipated.
Within the mortgage market, we believe prepayment speeds have peaked, given the low interest rate environment. However, we believe that refinancing rates and implied volatility will drop only slightly in the near term.
We thank you for your investment and look forward to your continued confidence.
Goldman Sachs U.S. Fixed Income Investment Management Team
November 15, 2002

FUND BASICS

# Government Income Fund

*as of October 31, 2002*

Assets Under Management

$417.2 Million

NASDAQ SYMBOLS

Class A Shares

GSGOX

Class B Shares

GSOBX

Class C Shares

GSOCX

Institutional Shares

GSOIX

Service Shares

GSOSX

## PERFORMANCE REVIEW

| November 1, 2001–October 31, 2002 | Fund Total Return (based on NAV)[1] | 30-Day Standardized Yield[2] | Lehman Govt./Mortgage Index[3] |
|---|---|---|---|
| Class A | 5.77% | 3.50% | 6.33% |
| Class B | 4.99 | 2.92 | 6.33 |
| Class C | 4.99 | 2.92 | 6.33 |
| Institutional | 6.13 | 4.07 | 6.33 |
| Service | 5.68 | 3.57 | 6.33 |

[1] *The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance assumes the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.*

[2] *The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.*

[3] *The Lehman Brothers Mutual Fund Government/Mortgage Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes.*

## STANDARDIZED TOTAL RETURNS[4]

| For the period ended 9/30/02 | Class A | Class B | Class C | Institutional | Service |
|---|---|---|---|---|---|
| One Year | 3.64% | 2.45% | 6.66% | 8.88% | 8.42% |
| Five Years | 6.43 | 6.17 | 6.58 | 7.77 | 7.24 |
| Since Inception | 6.67 (2/10/93) | 6.90 (5/1/96) | 6.68 (8/15/97) | 7.86 (8/15/97) | 7.09 (2/10/93)[5] |

[4] *The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years), and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.*

[5] *Performance data for Service Shares prior to 8/15/97 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares in the Fund reflects the expenses applicable to the Fund's Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.*

*Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.*

## PORTFOLIO COMPOSITION AS OF 10/31/02[6]

| Sector Allocation | |
|---|---|
| Mortgage-Backed Securities | 48.6% |
| U.S. Treasuries | 24.3 |
| Agency Debentures | 15.8 |
| Cash Equivalents | 12.7 |
| Asset-Backed Securities | 9.1 |
| Municipal Bonds | 0.6 |

[6] *Figures represent a percentage of net assets and may not sum to 100%. The Fund is actively managed and, as such, its composition may differ over time.*

12

PORTFOLIO RESULTS
Government Income Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs Government Income Fund for the one-year period that ended October 31, 2002.
Performance Review
Over the one-year period that ended October 31, 2002, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 5.77%, 4.99%, 4.99%, 6.13%, and 5.68%, respectively. These returns compare to the 6.33% cumulative total return of the Fund’s benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index. The Fund’s short duration strategy relative to the benchmark for a portion of the one-year period ending October 31, 2002 marginally detracted from performance as Treasury yields rallied.
Investment Objective
The Fund seeks a high level of current income consistent with safety of principal, primarily through investing in U.S. government securities and repurchase agreements collateralized by such securities.
Portfolio Composition
During the period, the Fund’s investment strategy continued to focus on sectors and securities that we believed would generate a competitive total rate of return relative to the benchmark. The Fund decreased its exposure to mortgage pass-throughs over the period as short-term volatility and prepayment speeds reached historically high levels. In doing so, the Fund’s portfolio allocations moved closer in line with that of the Index. The portfolio management team also took advantage of tactical trading opportunities between the mortgage-backed security and agency sectors. We increased the Fund’s exposure to asset-backed securities due to the sector’s attractive cash flow stability characteristics.
The Fund’s duration strategy was positioned long relative to the Index in 2001, then moved to approximately neutral in January and short in March in anticipation of an economic recovery. At the end of September 2002, the Fund’s duration was extended from a short to a neutral position due to volatility in the market.
Portfolio Highlights
Mortgage-Backed Securities (MBS) — 74.2% on October 31, 2001 to 48.6% on October 31, 2002.
U.S.Treasuries — 11.9% on October 31, 2001 to 24.3% on October 31, 2002.
Asset-Backed Securities (ABS) — 5.2% on October 31, 2001 to 9.1% on October 31, 2002.
Agency Debentures — 9.1% on October 31, 2001 to 15.8% on October 31, 2002.

PORTFOLIO RESULTS
The Fund’s emphasis on prepayment-protected mortgage-backed securities and its exposure to asset-backed securities enhanced returns over the period.
Portfolio Outlook
Recent stronger-than-expected economic data suggest that the U.S. economy may be moving out of its current “weak spot,” which was characterized by severe equity market weakness. Manufacturing confidence looks to be rebounding as equities stabilize and stronger business confidence points to strengthening consumer confidence. Jobless claims have continued to decline, and consumer spending is demonstrating resilience. We believe that the timing and direction of the next Fed move will be dependent on economic releases in the upcoming months. Despite recent signs of positive economic recovery and a decrease in risk aversion sentiments, we believe that tightening is likely to lie further off in the future than generally anticipated.
Within the mortgage market, we believe prepayment speeds have peaked, given the low interest rate environment. However, we believe that refinancing rates and implied volatility will drop only slightly in the near term.
We thank you for your investment and look forward to your continued confidence.
Goldman Sachs U.S. Fixed Income Investment Management Team
November 15, 2002

FUND BASICS

# Core Fixed Income Fund

*as of October 31, 2002*

Assets Under Management

$1.1 Billion

NASDAQ SYMBOLS

Class A Shares

GCFIX

Class B Shares

GCFBX

Class C Shares

GCFCX

Institutional Shares

GSFIX

Service Shares

GSCSX

## PERFORMANCE REVIEW

| November 1, 2001–October 31, 2002 | Fund Total Return (based on NAV)[1] | 30-Day Standardized Yield[2] | Lehman Aggregate Bond Index[3] |
|---|---|---|---|
| Class A | 3.59% | 4.89% | 5.89% |
| Class B | 2.70 | 4.38 | 5.89 |
| Class C | 2.80 | 4.38 | 5.89 |
| Institutional | 3.99 | 5.53 | 5.89 |
| Service | 3.47 | 5.03 | 5.89 |

[1] *The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance assumes the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.*

[2] *The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.*

[3] *The Lehman Brothers Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes.*

## STANDARDIZED TOTAL RETURNS[4]

| For the period ended 9/30/02 | Class A | Class B | Class C | Institutional | Service |
|---|---|---|---|---|---|
| One Year | 1.33% | 0.10% | 4.29% | 6.45% | 5.93% |
| Five Years | 5.76 | 5.54 | 5.93 | 7.12 | 6.59 |
| Since Inception | 6.33 (5/1/97) | 6.27 (5/1/97) | 6.06 (8/15/97) | 7.00 (1/5/94) | 6.86 (3/13/96) |

[4] *The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.*

*Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.*

## PORTFOLIO COMPOSITION AS OF 10/31/02[5]

| Sector Allocation | |
|---|---|
| Mortgage-Backed Securities | 39.5% |
| Corporate Bonds | 27.5 |
| U.S. Treasuries | 21.6 |
| Asset-Backed Securities | 13.5 |
| Agency Debentures | 11.9 |
| Cash Equivalents | 3.2 |
| Emerging Market Debt | 1.2 |

[5] *Figures represent a percentage of net assets and may not sum to 100%. The Fund is actively managed and, as such, its composition may differ over time.*

15

PORTFOLIO RESULTS
Core Fixed Income Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Core Fixed Income Fund for the one-year period that ended October 31, 2002.
Performance Review
Over the one-year period that ended October 31, 2002, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 3.59%, 2.70%, 2.80%, 3.99%, and 3.47%, respectively. These returns compare to the 5.89% cumulative total return of the Fund’s benchmark, the Lehman Brothers Aggregate Bond Index. As corporate spreads widened dramatically due to factors such as market volatility, corporate governance issues, and a weak equity market, the Fund’s overweight in the corporate sector, specifically to telecommunications and BBB rated securities, was the main detractor from performance over the period.
Investment Objective
The Fund seeks total return consisting of capital appreciation and income that exceeds that of the Lehman Brothers Aggregate Bond Index, primarily through fixed income securities, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises, corporate debt securities, mortgage-backed securities and asset-backed securities.
Portfolio Composition
During the reporting period, the Fund continued to emphasize sectors and securities that we believed would generate a competitive total rate of return relative to the benchmark. When the period began, the Fund’s duration was marginally longer than that of the Index. However, as the economic outlook improved, the position was moved to approximately neutral in January and shifted further to a short position in early March. We maintained the short duration position until September 2002 in anticipation of an economic recovery. At the end of September, however, this duration positioning was moved to neutral relative to the Index due to market volatility.
In the first half of the fiscal year, the Fund added exposure in select corporate securities where our analysis indicated that spread widening was due to fear rather than fundamentals. The heaviest addition from a sector standpoint was in Telecommunications, where we saw some exceptional opportunities in issues that were unduly impacted in sympathy with dramatic sector moves. However, due to extreme volatility in the corporate market in the second half of the period, the Fund trimmed its exposure to select volatile sectors and securities. The Fund also decreased its holdings in mortgage pass-throughs during the period, as short-term volatility and prepayment speeds reached historically high levels.

PORTFOLIO RESULTS
Portfolio Highlights
Mortgage-Backed Securities (MBS) — 52.3% on October 31, 2001 to 39.5% on October 31, 2002.
Corporate Bonds — 31.9% on October 31, 2001 to 27.5% on October 31, 2002. U.S.Treasuries — 11.6% on October 31, 2001 to 21.6% on October 31, 2002. Agency Debentures — 0.6% on October 31, 2001 to 11.9% on October 31, 2002.
Asset-Backed Securities (ABS) — 4.2% on October 31, 2001 to 13.5% on October 31, 2002.
Emerging Market Debt (EMD) — 0.5% on October 31, 2001 to 1.2% on October 31, 2002.
Due to a confluence of events, including corporate governance scandals, volatile rating agency behavior, poor equity performance, and weak economic recovery, the Fund’s exposure to the corporate sector — specifically to BBB rated and Telecom securities — detracted from performance. The Fund’s short duration strategy in the second half of the period also hurt results, as the yield curve rallied significantly in the face of mixed economic data and the weak equity markets. Throughout the period, the Fund benefited from its overweight in 15-year relative to 30-year pass-throughs and its emphasis on prepayment-protected mortgage-backed securities. The Fund’s exposure to Treasury Inflation Protected Securities (TIPs) also proved favorable over the period.
Portfolio Outlook
Recent stronger-than-expected economic data suggest that the U.S. economy may be moving out of its current “weak spot,” which was characterized by severe equity market weakness. Manufacturing confidence looks to be rebounding as equities stabilize and stronger business confidence points to strengthening consumer confidence. Jobless claims have continued to decline, and consumer spending is demonstrating resilience. We believe that the timing and direction of the next Fed move will be dependent on economic releases in the upcoming months. Despite recent signs of positive economic recovery and a decrease in risk aversion sentiments, we believe that tightening is likely to lie further off in the future than generally anticipated.
Within the corporate market, we are seeing positive momentum as corporations continue to prove their commitment to debt reduction and prudent balance sheet management. A sustained drop in equity market volatility would also play a role in restoring the corporate sector’s financial positioning. Within the mortgage market, we believe prepayment speeds have peaked, given the low interest rate environment. However, we believe that refinancing rates and implied volatility will drop only slightly in the near term.
Goldman Sachs U.S. Fixed Income Investment Management Team
November 15, 2002

FUND BASICS

# Global Income Fund

*as of October 31, 2002*

Assets Under Management

$449.7 Million

NASDAQ SYMBOLS

Class A Shares

GSGIX

Class B Shares

GSLBX

Class C Shares

GSLCX

Institutional Shares

GSGLX

Service Shares

GGISX

## PERFORMANCE REVIEW

| November 1, 2001–October 31, 2002 | Fund Total Return (based on NAV)[1] | 30-Day Standardized Yield[2] | JPM Global Govt. Bond Index[3] |
|---|---|---|---|
| Class A | 1.08% | 2.84% | 4.59% |
| Class B | 0.59 | 2.47 | 4.59 |
| Class C | 0.59 | 2.47 | 4.59 |
| Institutional | 1.82 | 3.63 | 4.59 |
| Service | 1.24 | 3.13 | 4.59 |

[1] *The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance assumes the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.*

[2] *The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.*

[3] *The J.P. Morgan Global Government Bond Index (hedged), an unmanaged index, does not reflect any deduction for fees, expenses or taxes.*

## STANDARDIZED TOTAL RETURNS[4]

| For the period ended 9/30/02 | Class A | Class B | Class C | Institutional | Service |
|---|---|---|---|---|---|
| One Year | -0.64% | -1.62% | 2.45% | 4.65% | 4.21% |
| Five Years | 4.56 | 4.58 | 4.99 | 6.22 | 5.67 |
| Ten Years | 6.28 | N/A | N/A | N/A | 6.85 |
| Since Inception | 6.61 (8/2/91) | 6.19 (5/1/96) | 5.37 (8/15/97) | 7.90 (8/1/95) | 7.12 (8/2/91)[5] |

[4] *The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years), and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.*

[5] *Performance data for Service Shares prior to 3/12/97 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares in the Fund reflects the expenses applicable to the Fund's Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.*

*Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.*

## TOP POSITIONS AS OF 10/31/02[6]

| Bond Denomination | | | |
|---|---|---|---|
| U.S. Dollar | 42.2% | Danish Krone | 2.7% |
| Euro Currency | 29.4 | Swedish Krona | 2.3 |
| Japanese Yen | 11.2 | Canadian Dollar | 1.8 |
| Polish Zloty | 4.6 | German Mark | 1.6 |
| Great Britain Pound | 4.5 | Hungarian Forint | 0.8 |

[6] *Figures represent a percentage of net assets and may not sum to 100%. The Fund is actively managed and, as such, its composition may differ over time.*

18

PORTFOLIO RESULTS
Global Income Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs Global Income Fund for the one-year period that ended October 31, 2002.
Performance Review
Over the one-year period that ended October 31, 2002, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 1.08%, 0.59%, 0.59%, 1.82%, and 1.24%, respectively. These returns compare to the 4.59% cumulative total return of the Fund’s benchmark, the J.P. Morgan Global Government Bond Index (hedged). The Fund’s underperformance versus the benchmark was largely due to a number of trades that did not perform up to our expectations. In addition, the Fund’s exposure to the weak-performing credit markets detracted from results.
Investment Objective
The Fund seeks to generate high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation through investments in a globally diversified portfolio of investment grade fixed income securities.
Portfolio Positioning
A number of trades were implemented over the period which had varied degrees of success. In addition, we implemented several outright duration positions to reflect our views on the bond markets in specific regions. For example, a long duration position was implemented in the U.S. after the dramatic sell-off in Treasuries in mid-October 2001. This was based on our belief that the market was oversold, since only early signs of a recovery in the U.S. were emerging. However, this position detracted from performance over the fourth quarter 2001 and was closed and reversed during the first quarter 2002, as signs of economic improvement grew more compelling.
The theme of U.S. growth and global recovery was the basis for the majority of trades implemented in the portfolio during the first quarter 2002, and these moves enhanced results during that period. However, despite firmer economic data, the Fund’s portfolio positioning suffered in the second quarter 2002, as U.S. consumers were less upbeat than previously believed. Declines in consumer confidence were compounded in June 2002, following WorldCom’s announcement of the misclassification of $3 billion of expenses as a capital expenditure. This sparked concerns over accounting practices in general and led to a flight to quality and a rally in U.S. Treasuries. A short duration view on Japan was maintained throughout the entire period. This had a minimal impact on performance in the fourth quarter 2001 and then contributed positively until the third quarter 2002.
The Fund’s overweight in the credit markets was a key driver of positive performance early in the reporting period. With liquidity and prices improving along with the global growth outlook, credit spreads tightened considerably, and we took profits in the Fund’s Financial holdings. We also avoided negative credit events such as the collapse of Enron. As the period progressed, the Fund’s exposure to the credit markets hurt performance. June 2002 was the most tumultuous month in the credit markets since September 2001, with weak equity markets, growing systemic risk, and the WorldCom debacle leading to poor performance in nearly every corporate sector. We maintained the Fund’s corporate overweight based on

PORTFOLIO RESULTS
expectations of an economic recovery and extremely attractive valuations. However, the credit markets were still dealing with the aftershocks of the WorldCom bankruptcy and, as technicals became more important, many large-cap issuers struggled as money managers sought to avoid risk. AT&T Wireless and Sprint were examples of holdings that detracted from results, as they were punished in the post-WorldCom environment.
Portfolio Outlook
Our outlook for the global economy remains uncertain, as a sustainable recovery will be highly dependent on the prospects for global demand, improvements in consumer and business sentiment, and the alleviation of the geopolitical risks associated with a possible war in Iraq. Despite recent soft economic data in the U.S., jobless claims are at a level consistent with trend-growth — the growth rate at which the output of the economy can grow, on a sustained basis, without putting upward or downward pressure on inflation. In addition, lower gasoline prices should be beneficial for global economic growth. These factors, combined with the impact of improving equity markets on consumer and business sentiment, support our view that economic growth, albeit sluggish, will remain in positive territory and a “double-dip” scenario is unlikely. The recent 50 basis point interest rate cut by the Federal Reserve Board (the “Fed”) surprised the bond markets and should bolster growth prospects, providing particular support to the consumer and corporate sectors.
Our economic outlook for the Eurozone in the coming months continues to deteriorate, with inflation likely to fall below 2% by the end of the year based on a widening output gap and lower wage inflation. Growth is likely to remain subdued as higher unemployment could lead to lackluster consumer spending. Depressed demand on a global level is also likely to lower the region’s growth prospects. A lack of significant structural reform in terms of the labor market and tax policy, especially in the larger Eurozone economies, may also be detrimental to growth.
Severe imbalances remain between the consumer and business sectors in the UK economy and the market remains divided on what to expect from the Monetary Policy Committee in the coming months. As long as housing prices continue to rise sharply, the prospect of future rate cuts seems unlikely, despite the downside risks coming from the weak global economy.
Regarding Japan, there are signs that export growth has peaked and may contract over the coming months. This, combined with a deceleration in industrial production, will likely lead to slowing growth in 2003. Deflation is also unlikely to moderate without more radical policy measures from the Bank of Japan. All told, high levels of saving, low domestic demand, and an absence of attractive investment alternatives to Japanese bonds should provide sufficient support to the fixed income market and keep yields low and stable for the foreseeable future.
The credit markets are still exhibiting significant volatility, and issuer-specific risk remains a material threat to stability. We believe, however, that valuations are attractive and that volatility will subside. The most recent earnings season has passed relatively smoothly and many investors have reduced their holdings in credit securities due to their volatility in recent months. Therefore, we believe we’ll see a lessening of their underweight positions. These factors and the impact of the aggressive easing by the Fed should have a positive impact on the credit markets, assuming equities are able to sustain their recent rally.
We thank you for your investment and look forward to your continued confidence.
Goldman Sachs Global Fixed Income Investment Management Team
November 15, 2002

GOLDMAN SACHS ENHANCED INCOME FUND

Performance Summary
October 31, 2002

The following graph shows the value, as of October 31, 2002, of a $10,000 investment made on August 2, 2000 (commencement of operations) in the Institutional shares of the Goldman Sachs Enhanced Income Fund. For comparative purposes, the performance of the Fund’s benchmarks, the Six-Month U.S. Treasury Security and One-Year U.S. Treasury Note Index (“Six-Month T-Bill/ One-Year T-Note Index”), as well as the Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index (“Lehman 1-2 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class A and Administration shares will vary from Institutional shares due to differences in fees and loads.

Enhanced Income Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested August 2, 2000 to October 31, 2002.

Average Annual Total Return through October 31, 2002	Since Inception	One Year

Class A (commenced August 2, 2000)
Excluding sales charges	5.43%	2.48%
Including sales charges	4.73%	0.91%

Institutional Class (commenced August 2, 2000)	5.80%	2.79%

Administration Class (commenced August 2, 2000)	5.57%	2.53%

 GOLDMAN SACHS ENHANCED INCOME FUND

Statement of Investments
October 31, 2002

Principal	Interest		Maturity
Amount	Rate		Date	Value
Agency Debentures – 40.0%

African Development Bank
$3,500,000	6.50%		03/15/2004	$3,713,262
1,000,000	6.75		10/01/2004	1,083,385
European Investment Bank
5,000,000	8.25		12/20/2004	5,597,750
Federal Farm Credit Bank
7,000,000	5.10		04/26/2004	7,336,980
5,000,000	5.45		01/19/2005	5,355,200
17,000,000	4.90		03/21/2006	18,188,368
6,000,000	5.70		06/08/2006	6,334,632
6,500,000	6.60		07/07/2006	7,243,121
9,000,000	5.52		07/17/2006	9,235,656
Federal Home Loan Banks
2,000,000	6.45	#	09/08/2003	2,028,272
1,000,000	5.38		01/05/2004	1,044,150
5,000,000	7.80		05/16/2005	5,166,175
25,000,000	3.85		07/22/2005	25,381,861
22,700,000	3.00		08/15/2005	23,066,151
8,000,000	6.50		11/15/2005	8,923,440
62,500,000	5.38	^	05/15/2006	67,880,621
6,000,000	4.88		05/30/2006	6,102,978
7,000,000	5.50		07/19/2006	7,398,748
25,000,000	4.30		10/30/2006	26,207,225
8,000,000	5.20		05/23/2007	8,597,304
Federal Home Loan Mortgage Corp.
9,000,000	3.58		01/16/2004	9,035,757
8,000,000	3.82		07/22/2004	8,036,960
5,000,000	4.10		11/08/2004	5,002,382
10,000,000	4.00		11/09/2004	10,118,562
12,500,000	4.05		11/30/2004	12,668,812
12,320,000	4.13		12/06/2004	12,489,511
40,500,000	4.00		12/10/2004	41,055,824
29,015,000	3.63		01/18/2005	29,404,989
12,000,000	4.63		04/11/2005	12,154,561
10,000,000	3.45		08/08/2005	10,091,290
10,585,000	4.90		01/30/2006	10,655,200
17,355,000	4.75		02/06/2006	17,493,014
19,000,000	3.50		03/03/2006	19,188,127
7,000,000	4.90		05/30/2006	7,128,746
6,550,000	6.75		05/30/2006	7,424,753
30,000,000	4.00		08/02/2006	30,690,841
9,000,000	5.38		08/16/2006	9,505,339
26,800,000	3.70		08/23/2006	27,407,717
15,000,000	5.13		02/13/2007	15,615,060
Federal National Mortgage Association
8,000,000	3.75		05/12/2004	8,083,520
9,780,000	3.75		06/04/2004	9,896,079
7,000,000	4.00		07/08/2004	7,029,891
14,000,000	3.00		07/29/2004	14,132,265
6,000,000	4.65		08/27/2004	6,151,260
22,000,000	3.70		09/10/2004	22,262,185
2,500,000	3.75		10/15/2004	2,547,330
6,000,000	3.88		11/15/2004	6,006,018
11,600,000	3.95		11/22/2004	11,742,625
5,000,000	6.52		12/13/2004	5,031,770
5,000,000	7.88		02/24/2005	5,671,905
3,000,000	7.65		03/10/2005	3,391,594
20,000,000	2.80		03/11/2005	20,110,063
20,000,000	4.50		05/06/2005	20,284,177
7,200,000	4.43		05/09/2005	7,301,389
60,000,000	4.25		05/30/2005	60,879,300
10,000,000	3.75		07/29/2005	10,271,034
20,000,000	5.00		09/19/2005	20,569,188
9,000,000	6.92		11/08/2005	9,009,183
15,000,000	4.55		11/30/2005	15,245,699
36,000,000	4.80		02/13/2006	36,293,868
25,000,000	4.50		03/20/2006	25,254,175
10,000,000	5.55		04/04/2006	10,153,010
16,000,000	5.63		06/20/2006	16,393,677
10,000,000	5.50		07/18/2006	10,259,499
5,000,000	3.51		08/23/2006	5,050,450
30,000,000	3.75		09/05/2006	30,321,485
21,000,000	3.61		09/19/2006	21,331,842
27,000,000	4.88		03/11/2007	28,057,817
30,000,000	5.42		04/04/2007	31,874,700
35,000,000	4.75		06/18/2007	36,161,300
8,000,000	4.18		08/28/2007	8,145,736
Financing Corp. (FICO) Strip°
3,073,000	4.92		04/05/2006	2,781,848
Government Backed Trust°
5,613,000	3.41		11/15/2003	5,519,128
Government Trust Certificates°
3,000,000	3.34		11/15/2003	2,949,828
5,000,000	5.04		05/15/2004	4,844,765
6,187,000	4.07		11/15/2004	5,908,715
Inter-American Development Bank
1,000,000	6.25		04/15/2006	1,116,420
KFW International Finance, Inc.
11,000,000	5.63		02/18/2003	11,120,945
1,000,000	5.00		11/25/2003	1,035,158
4,650,000	8.25		11/30/2004	5,214,691
28,000,000	4.30		03/21/2005	28,268,294
Landesbank Baden-Wuerttemberg Girozentrale
5,170,000	7.88		04/15/2004	5,597,463
Republic of Italy
7,000,000	5.00		11/20/2003	7,226,275
5,000,000	5.25		01/16/2004	5,212,640
The International Bank for Reconstruction and Development
2,700,000	6.21		09/08/2003	2,805,340
6,000,000	6.00		03/24/2004	6,344,886

TOTAL AGENCY DEBENTURES
(Cost $1,137,739,232)				$1,161,913,154

Asset-Backed Securities – 25.9%

Auto – 23.9%
AmeriCredit Automobile Receivables Trust Series 1999-D, Class A3
$5,306,170	7.02%		12/12/2005	$5,477,562
AmeriCredit Automobile Receivables Trust Series 2000-A, Class A4
18,800,000	7.29		12/05/2006	19,843,376

22       The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Asset-Backed Securities – (continued)

Auto – (continued)
AmeriCredit Automobile Receivables Trust Series 2000-C, Class A3
$5,587,527	7.05%	02/12/2005	$5,669,757
AmeriCredit Automobile Receivables Trust Series 2000-D, Class A3
8,554,229	6.74	02/12/2005	8,682,807
AmeriCredit Automobile Receivables Trust Series 2002-1, Class A3
9,700,000	4.23	10/06/2006	10,019,220
AmeriCredit Automobile Receivables Trust Series 2002-B, Class A3
15,500,000	3.78	02/12/2007	15,864,910
ANRC Auto Owner Trust Series 1999-A, Class A4
3,119,851	6.94	04/17/2006	3,155,806
ANRC Auto Owner Trust Series 2000-A, Class A4
20,000,000	7.15	02/15/2007	20,581,634
Associates Automobile Receivables Trust Series 2000-2, Class A3
1,476,786	6.82	02/15/2005	1,498,977
BMW Vehicle Owner Trust Series 2002-A, Class A4
9,000,000	4.46	05/25/2007	9,439,380
Capital One Auto Finance Trust Series 2001-A, Class A3
23,340,000	4.83	09/15/2005	23,910,936
Capital One Auto Finance Trust Series 2002-B, Class A3A
35,000,000	2.71	10/16/2006	35,142,450
CPS Auto Trust Series 2001-A, Class A1†
4,824,186	4.37	09/15/2005	4,901,074
CPS Auto Trust Series 2002-A, Class A1
4,886,952	3.74	01/15/2006	4,946,514
Daimlerchrysler Auto Trust Series 2000-B, Class A4
37,500,000	7.63	06/08/2005	39,395,606
Daimlerchrysler Auto Trust Series 2000-D, Class A3
28,915,709	6.66	01/08/2005	29,507,544
Daimlerchrysler Auto Trust Series 2000-D, Class A4
15,000,000	6.70	03/08/2006	15,981,150
Daimlerchrysler Auto Trust Series 2001-D, Class A3
17,000,000	3.15	11/06/2005	17,242,760
Drive Auto Receivables Trust Series 2002-1, Class A3†
23,333,000	3.68	09/15/2006	23,865,296
Duck Auto Grantor Trust Series 2001-C, Class A†§
5,361,893	0.00/3.44	05/15/2006	5,413,839
Duck Auto Grantor Trust Series 2002-A, Class A†§
16,097,845	0.00/4.16	02/15/2007	16,379,557
First Security Auto Owner Trust Series 2000-1, Class A3
1,508,272	7.30	07/15/2004	1,511,627
Ford Credit Auto Owner Trust Series 2000-A, Class A4
4,827,910	7.09	11/17/2003	4,865,950
Ford Credit Auto Owner Trust Series 2000-C, Class A4
1,701,616	7.24	02/15/2004	1,725,749
Ford Credit Auto Owner Trust Series 2000-E, Class A4
9,063,506	6.74	06/15/2004	9,220,630
Ford Credit Auto Owner Trust Series 2000-G, Class A4
16,474,292	6.62	07/15/2004	16,768,778
Franklin Auto Trust Series 2001-2, Class A3
14,000,000	3.77	02/20/2006	14,289,759
Franklin Auto Trust Series 2002-1, Class A3
13,500,000	3.74	11/20/2006	13,833,288
Household Automotive Trust Series 2002-1, Class A3
44,000,000	3.75	09/18/2006	44,966,680
Long Beach Auto Receivables Trust Series 2001-A, Class A3†
17,500,000	5.20	03/31/2006	17,992,187
Long Beach Auto Receivables Trust Series 2001-B, Class A3†
16,000,000	3.94	10/13/2006	16,335,008
MFN Auto Receivables Trust Series 2002-A, Class A1†
11,705,261	3.81	01/15/2005	11,858,893
Nissan Auto Receivables Owner Trust Series 2000-A, Class A4
6,000,000	7.17	08/16/2004	6,123,125
Nissan Auto Receivables Owner Trust Series 2001-C, Class A3
10,000,000	4.31	05/16/2005	10,218,099
Onyx Acceptance Grantor Trust Series 2001-D, Class A3
10,000,000	3.63	12/15/2005	10,173,456
Onyx Acceptance Grantor Trust Series 2002-A, Class A3
15,000,000	3.75	04/15/2006	15,344,545
Onyx Acceptance Grantor Trust Series 2002-C, Class A3
21,900,000	3.29	09/15/2006	22,297,411
PeopleFirst.com Auto Receivables Owner Trust Series 2000-1, Class A4
4,120,342	7.41	12/15/2006	4,227,018
Union Acceptance Corp. Series 1999-C, Class A4§
4,325,348	0.00/6.82	01/09/2006	4,437,256
Union Acceptance Corp. Series 2000-A, Class A4§
8,000,000	0.00/7.44	04/10/2006	8,376,677
Union Acceptance Corp. Series 2000-D, Class A3
5,901,784	6.72	10/11/2005	6,028,197
WFS Financial Owner Trust Series 2000-A, Class A3
388,259	7.22	09/20/2004	392,088
WFS Financial Owner Trust Series 2000-D, Class A3
2,935,878	6.83	07/20/2005	2,996,254
WFS Financial Owner Trust Series 2002-1, Class A3A
40,000,000	4.15	12/20/2006	41,255,836
WFS Financial Owner Trust Series 2002-2, Class A3
40,000,000	3.81	02/20/2007	41,050,192
WFS Financial Owner Trust Series 2002-3, Class A3
35,000,000	2.76	02/20/2007	35,275,128
World Omni Auto Receivables Trust Series 2000-A, Class A3
2,543,362	7.13	02/16/2004	2,559,000
World Omni Auto Receivables Trust Series 2001-A, Class A3
3,210,915	5.30	02/20/2005	3,261,358
World Omni Auto Receivables Trust Series 2001-B, Class A3
10,000,000	3.79	11/20/2005	10,219,052

			$694,523,396

Credit Card – 0.1%
Advanta Credit Card Master Trust Series 1996-D, Class A#
$1,150,000	1.95%	06/15/2005	$1,150,129
Chemical Master Credit Card Trust I Series 1995-4, Class A#
1,000,000	1.98	07/25/2005	1,000,794

			$2,150,923

The accompanying notes are an integral part of these financial statements.       23

 GOLDMAN SACHS ENHANCED INCOME FUND

Statement of Investments  (continued)
October 31, 2002

Principal	Interest	Maturity
Amount	Rate	Date	Value
Asset-Backed Securities – (continued)

Lease – 1.8%
Ikon Receivables LLC Series 1999-1, Class A4
$17,012,000	6.23%	05/15/2005	$17,217,309
Ikon Receivables LLC Series 2002-1, Class A3
33,500,000	3.90	10/15/2006	34,208,545

			$51,425,854

Student Loans – 0.1%
Union Financial Services-1, Inc. Series 1998-A, Class A8
$4,000,000	5.50%	09/01/2005	$4,028,840

TOTAL ASSET-BACKED SECURITIES
(Cost $743,898,007)			$752,129,013

Corporate Bonds – 26.5%

Automotive – 0.3%
Ford Motor Credit Co.
$3,000,000	5.75%	02/23/2004	$2,943,248
5,000,000	6.70	07/16/2004	4,908,150

			$7,851,398

Banks – 8.0%
Associates Corp. of North America
$10,000,000	5.80%	04/20/2004	$10,508,753
Bank of America Corp.
11,500,000	7.63	04/15/2005	12,816,812
10,800,000	6.38	05/15/2005	11,748,455
1,500,000	7.20	04/15/2006	1,685,615
BankBoston Corp.
8,000,000	6.63	02/01/2004	8,348,477
BB&T Corp.
10,734,000	7.05	05/23/2003	11,033,854
14,925,000	6.38 #	06/30/2005	16,197,266
Citicorp, Inc.
6,000,000	7.75	06/15/2006	6,810,831
Citigroup, Inc.
12,200,000	6.75	12/01/2005	13,415,046
Credit Suisse FB USA, Inc.
6,000,000	5.88	08/01/2006	6,273,323
Danske Bank AS†
500,000	6.55	09/15/2003	519,355
Dime Bancorp, Inc.
7,000,000	9.00	12/19/2002	7,054,201
Donaldson, Lufkin & Jenrette, Inc. – DLJ
3,120,000	8.00	03/01/2005	3,461,865
10,000,000	6.88	11/01/2005	10,976,134
FleetBoston Financial Corp.
4,750,000	7.25	09/15/2005	5,219,513
Golden West Financial Corp.
11,575,000	6.00	10/01/2003	11,987,152
3,200,000	5.50	08/08/2006	3,438,590
HSBC Bank PLC
6,520,000	8.63	12/15/2004	7,321,679
HSBC Finance Nederland BV†
2,000,000	7.40	04/15/2003	2,044,824
HSBC USA, Inc.
4,000,000	7.00	11/01/2006	4,472,773
JP Morgan Chase & Co.
1,600,000	5.75	02/25/2004	1,667,045
2,900,000	5.75	04/15/2004	3,018,067
5,500,000	6.75	12/01/2004	5,913,537
2,000,000	7.88	07/15/2006	2,258,744
2,000,000	5.63	08/15/2006	2,118,473
PNC Bank NA
1,800,000	7.88	04/15/2005	1,991,839
PNC Funding Corp.
3,112,000	7.75	06/01/2004	3,342,665
Popular North America, Inc.
900,000	3.43 #	10/15/2003	908,078
5,928,000	6.63	01/15/2004	6,205,591
US Bancorp
6,000,000	6.75	10/15/2005	6,645,447
Wachovia Corp.
8,750,000	6.70	06/21/2004	9,362,076
2,225,000	6.95	11/01/2004	2,414,790
3,450,000	7.05	08/01/2005	3,826,113
6,250,000	6.88	09/15/2005	6,930,597
2,472,000	7.50	07/15/2006	2,814,942
Washington Mutual, Inc.
4,118,000	7.50	08/15/2006	4,631,236
Wells Fargo & Co.
3,800,000	7.25	08/24/2005	4,265,838
5,600,000	6.88	04/01/2006	6,246,405
3,325,000	6.75	10/01/2006	3,739,830

			$233,635,831

Broker Dealer – 1.2%
Lehman Brothers Holdings Inc.
$2,900,000	6.63%	04/01/2004	$3,064,454
2,100,000	7.38	05/15/2004	2,247,872
Morgan Stanley Dean Witter & Co.
4,300,000	5.63	01/20/2004	4,458,005
10,400,000	7.75	06/15/2005	11,575,440
The Bear Stearns Cos., Inc.
6,982,000	6.15	03/02/2004	7,296,464
3,500,000	6.63	10/01/2004	3,737,984
3,500,000	6.50	05/01/2006	3,803,961

			$36,184,180

Chemicals – 0.4%
Rohm & Haas Co.
$1,300,000	6.95%	07/15/2004	$1,398,592
The Dow Chemical Co.
7,890,000	5.25	05/14/2004	8,023,582
990,000	7.00	08/15/2005	1,064,993

			$10,487,167

24       The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – (continued)

Distributors – 0.2%
KeySpan Corp.
$4,630,000	7.25%	11/15/2005	$5,151,270

Electric – 0.1%
Singapore Power Ltd.
$1,500,000	7.25%	04/28/2005	$1,673,250

Entertainment – 0.7%
CBS Corp.
$11,650,000	6.88%	09/01/2003	$12,007,480
Viacom, Inc.
4,085,000	6.75	01/15/2003	4,117,557
1,850,000	7.75	06/01/2005	2,061,013
1,000,000	6.40	01/30/2006	1,085,809

			$19,271,859

Finance Companies – 0.4%
General Motors Acceptance Corp.
$5,600,000	6.38%	01/30/2004	$5,693,030
Lehman Brothers Holdings, Inc.
3,040,000	7.75	01/15/2005	3,329,129
Oesterreich Federal Financing Agency
3,000,000	7.38	05/11/2005	3,365,883

			$12,388,042

Food & Beverage – 0.8%
Earthgrains Co.
$7,500,000	8.38%	08/01/2003	$7,838,872
Nabisco, Inc.
11,395,000	6.85	06/15/2005	12,593,547
Sara Lee Corp.
1,500,000	6.40	06/09/2005	1,645,199

			$22,077,618

Integrated – 0.7%
Conoco Phillips
$8,800,000	8.50%	05/25/2005	$10,024,611
Conoco, Inc.
9,244,000	5.90	04/15/2004	9,727,133

			$19,751,744

Life Insurance – 3.9%
AXA Financial, Inc.
$4,000,000	9.00%	12/15/2004	$4,428,738
Equitable Life Assurance Society†
6,780,000	6.95	12/01/2005	7,233,460
Hartford Life, Inc.
2,320,000	6.90	06/15/2004	2,442,363
Jackson National Life Insurance Co.†
10,000,000	5.25	03/15/2007	10,578,920
John Hancock Global Funding
7,600,000	6.50	06/22/2004	8,074,932
John Hancock Global Funding II†
5,000,000	5.63	06/27/2006	5,327,105
Lincoln National Corp.
3,750,000	7.25	05/15/2005	4,058,482
Lion Connecticut Holdings, Inc.
1,350,000	6.38	08/15/2003	1,392,058
Metropolitan Life Insurance Co.†
3,500,000	6.30	11/01/2003	3,630,008
16,300,000	7.00	11/01/2005	17,816,943
Monumental Global Funding II†
6,500,000	6.05	01/19/2006	7,044,745
Monumental Global Funding III†
8,650,000	5.20	01/30/2007	9,025,479
Principal Financial Group (Australia)†
10,000,000	7.95	08/15/2004	10,835,850
Prudential Insurance Co. of America†
9,275,000	6.88	04/15/2003	9,456,604
8,450,000	6.38	07/23/2006	8,996,293
Reliastar Financial Corp.
1,500,000	8.00	10/30/2006	1,674,133
Transamerica Finance Corp.
2,050,000	7.50	03/15/2004	2,168,961

			$114,185,074

Media-Non Cable – 0.1%
INTELSAT
$3,000,000	8.38%	10/14/2004	$3,260,493

Metals – 0.5%
Alcoa, Inc.
$3,000,000	6.13%	06/15/2005	$3,248,927
2,000,000	7.25	08/01/2005	2,228,534
7,500,000	5.88	06/01/2006	8,137,416

			$13,614,877

Noncaptive-Consumer – 2.2%
American General Finance Corp.
$1,750,000	6.75%	11/15/2004	$1,880,685
10,725,000	7.45	01/15/2005	11,701,076
4,000,000	5.88	07/14/2006	4,273,612
Aristar, Inc.
4,400,000	8.25	06/15/2005	4,934,484
5,434,000	6.25	05/15/2006	5,866,138
Countrywide Home Loans, Inc.
13,650,000	6.85	06/15/2004	14,481,498
13,000,000	6.84	10/22/2004	13,898,971
Washington Mutual Financial Corp.
2,710,000	7.38	09/01/2004	2,923,185
Wells Fargo Financial, Inc.
4,500,000	6.13	02/15/2006	4,896,499

			$64,856,148

The accompanying notes are an integral part of these financial statements.       25

 GOLDMAN SACHS ENHANCED INCOME FUND

Statement of Investments  (continued)
October 31, 2002

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – (continued)

Noncaptive-Diversified – 0.2%
CIT Group, Inc.
$1,500,000	5.63%	05/17/2004	$1,494,915
5,800,000	7.25	08/15/2005	5,938,912

			$7,433,827

Property/ Casualty Insurance – 1.4%
ACE INA Holdings, Inc.
$3,415,000	8.20%	08/15/2004	$3,670,161
5,200,000	8.30	08/15/2006	5,827,815
ACE Ltd.
6,000,000	6.00	04/01/2007	6,237,786
Allstate Financial Global Funding†
4,100,000	7.13	09/26/2005	4,569,627
The Allstate Corp.
11,118,000	7.88	05/01/2005	12,437,345
The Hartford Financial Services Group, Inc.
7,815,000	7.75	06/15/2005	8,553,786

			$41,296,520

Telecommunications – 1.1%
360 Communications Co.
$1,005,000	7.13%	03/01/2003	$1,018,275
GTE Corp.
1,200,000	9.10	06/01/2003	1,240,248
New York Telephone Co.
1,245,000	5.88	09/01/2003	1,269,911
350,000	6.50	03/01/2005	372,150
SBC Communications, Inc.
11,875,000	5.75	05/02/2006	12,692,924
Verizon Global Funding Corp.
14,350,000	6.75	12/01/2005	15,359,654

			$31,953,162

Tobacco – 0.9%
Philip Morris Companies, Inc.
$5,500,000	8.25%	10/15/2003	$5,772,041
3,700,000	6.80	12/01/2003	3,850,283
12,050,000	7.50	04/01/2004	12,751,295
600,000	7.00	07/15/2005	648,159
UST, Inc.
2,050,000	8.80	03/15/2005	2,296,699

			$25,318,477

Wireless Telecommunications – 1.2%
Verizon Wireless, Inc.†
$10,750,000	5.38%	12/15/2006	$10,535,000
Vodafone Americas Asia, Inc.
5,145,000	7.00	10/01/2003	5,358,015
Vodafone Group PLC
16,157,000	7.63	02/15/2005	17,705,461

			$33,598,476

Yankee Banks – 2.2%
BCH Cayman Islands
$4,000,000	8.25%	06/15/2004	$4,291,752
Landesbank Baden-Wur Capital Market
17,500,000	5.25	01/12/2004	18,207,578
Nordea Bank Finland PLC
8,230,000	6.50	01/15/2006	9,001,317
RBSG Capital Corp.
25,480,000	10.13	03/01/2004	28,095,726
Santander Financial Issuances
1,000,000	7.75	05/15/2005	1,081,171
2,565,000	7.25	05/30/2006	2,774,792

			$63,452,336

TOTAL CORPORATE BONDS
(Cost $749,597,113)			$767,441,749

U.S. Treasury Obligation – 4.0%

United States Treasury Notes
$108,567,032	3.38%	01/15/2007	$116,658,642

TOTAL U.S. TREASURY OBLIGATION
(Cost $115,965,955)			$116,658,642

26       The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 3.3%

Joint Repurchase Agreement Account IIΔ
$95,300,000	1.94%	11/01/2002	$95,300,000
Maturity Value: $95,305,125

TOTAL REPURCHASE AGREEMENT
(Cost $95,300,000)			$95,300,000

TOTAL INVESTMENTS
(Cost $2,842,500,307)			$2,893,442,558

†	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $204,360,067, which represents 7.0% of net assets as of October 31, 2002.
#	Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 2002.
°	Security is issued with a zero coupon. The interest rate disclosed represents the average effective yield to maturity.
§	These securities are issued with a zero coupon or dividend rate which increases to the stated rate at a set date in the future.
Δ	Joint repurchase agreement was entered into on October 31, 2002.
^	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.       27

 GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Performance Summary
October 31, 2002

The following graph shows the value, as of October 31, 2002, of a $10,000 investment made on August 1, 1991 in the Institutional shares of the Goldman Sachs Ultra-Short Duration Government Fund(a). For comparative purposes, the performance of the Fund’s benchmarks, the Six-Month U.S. Treasury Security and One-Year U.S. Treasury Note Index (“Six-Month T-Bill/ One-Year T-Note Index”), as well as the Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index (“Lehman 1-2 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class A and Service shares will vary from Institutional shares due to differences in fees and loads.

Ultra-Short Duration Government Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested August 1, 1991 to October 31, 2002.(b)

Average Annual Total Return through October 31, 2002	Since Inception	Ten Years	Five Years	One Year

Class A (commenced May 15, 1995)
Excluding sales charges	5.35%	n/a	4.83%	2.57%
Including sales charges	5.13%	n/a	4.52%	1.02%

Institutional Class (commenced July 17, 1991)	5.41%	5.25%	5.26%	2.98%

Service Class (commenced March 27, 1997)	4.92%	n/a	4.74%	2.46%

(a)	Effective July 1, 2002, the Fund’s name changed from the Goldman Sachs Adjustable Rate Government Fund to the Goldman Sachs Ultra-Short Duration Government Fund.
(b)	For comparative purposes, initial investment is assumed to be made on the first day of the month following commencement of operations.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Statement of Investments
October 31, 2002

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – 58.2%

Adjustable Rate Federal Home Loan Mortgage Corp. (FHLMC)# – 4.4%
$727,930	4.65%	07/01/2018	$746,473
214,235	5.23	09/01/2018	219,711
1,777,738	6.32	11/01/2018	1,837,979
368,431	5.18	12/01/2018	377,065
2,138,134	5.28	05/01/2019	2,188,122
6,366,772	5.26	11/01/2019	6,537,784
5,552,118	6.88	11/01/2019	5,935,227
3,202,247	4.93	01/01/2020	3,273,746
1,162,566	5.06	05/01/2020	1,199,614
5,563,968	4.80	06/01/2020	5,703,823
120,730	5.10	02/01/2021	123,628
8,188,608	5.44	02/01/2022	8,480,368
1,805,315	4.85	06/01/2022	1,854,094
1,009,406	5.22	08/01/2022	1,037,619
1,728,391	4.70	09/01/2022	1,775,472
1,264,128	4.98	09/01/2022	1,294,164
2,241,932	5.36	06/01/2024	2,314,480
18,793,265	5.27	04/01/2027	19,526,826
703,876	5.12	02/01/2028	716,976
22,651,473	5.24	04/01/2028	23,380,330
6,001,283	7.85	08/01/2028	6,256,337
2,796,841	5.70	05/01/2029	2,909,182
1,427,856	5.12	07/01/2030	1,471,918
5,668,785	7.59	11/01/2030	5,917,928
3,359,969	5.27	12/01/2030	3,492,810
48,411,723	5.74	03/01/2032	49,655,191
4,404,716	6.84	05/01/2035	4,628,423

			$162,855,290

Adjustable Rate Federal National Mortgage Association (FNMA)# – 7.8%
$134,586	7.19%	04/01/2003	$135,943
307,837	4.35	11/01/2014	317,417
876,238	5.33	03/01/2017	900,100
3,997,237	6.80	04/01/2017	4,187,700
158,086	4.84	11/01/2017	160,256
1,351,202	4.13	03/01/2018	1,346,146
314,396	4.50	03/01/2018	320,920
833,599	5.56	08/01/2018	859,757
650,941	4.57	10/01/2018	664,467
1,722,040	4.54	11/01/2018	1,760,769
42,459	4.63	11/01/2018	43,287
1,177,332	6.17	07/01/2019	1,241,521
476,032	5.23	08/01/2019	485,560
88,556	4.18	09/01/2019	90,633
6,962,317	5.34	11/01/2019	7,222,011
4,681,025	6.04	05/01/2020	4,863,866
2,393,448	4.57	07/01/2020	2,443,711
2,440,809	4.07	12/25/2020	2,340,211
1,400,870	5.04	01/01/2021	1,441,510
1,010,229	5.08	02/01/2021	1,040,863
130,023	7.76	01/01/2022	138,131
297,279	6.37	02/01/2022	308,614
586,164	6.11	05/01/2022	594,018
1,016,241	5.40	02/01/2023	1,050,057
68,955	6.22	12/01/2023	71,666
3,536,744	6.09	06/01/2024	3,597,222
118,573	4.62	07/01/2024	120,621
2,782,927	6.69	10/01/2025	2,902,125
7,120,189	3.50	03/25/2027	6,750,514
85,800	7.12	01/01/2028	89,528
818,393	5.77	07/01/2028	853,272
5,117,306	4.92	01/01/2030	5,247,630
4,177,310	5.05	05/01/2030	4,313,646
2,546,944	3.67	11/01/2030	2,630,583
12,023,813	5.79	06/01/2031	12,480,229
15,387,104	5.79	08/01/2031	15,965,382
15,381,680	6.28	08/01/2031	15,894,398
11,472,521	6.32	10/01/2031	11,866,689
14,818,896	6.41	11/01/2031	15,361,050
6,451,143	5.62	12/01/2031	6,690,800
17,486,214	6.16	01/01/2032	18,054,221
6,561,196	6.56	01/01/2032	6,757,811
13,004,787	6.25	02/01/2032	13,434,141
16,873,729	5.42	03/01/2032	17,505,369
13,248,769	5.78	03/01/2032	13,717,739
9,821,439	6.16	03/01/2032	10,218,419
21,159,269	5.52	04/01/2032	21,698,577
2,471,650	3.67	05/01/2040	2,553,393
14,609,915	3.67	06/01/2040	15,093,099
28,259,922	3.67	10/01/2040	29,187,694

			$287,013,286

Adjustable Rate Government National Mortgage Association (GNMA)# – 2.6%
$1,181,281	5.38%	03/20/2016	$1,215,171
1,412,175	5.75	08/20/2018	1,460,016
1,583,962	5.38	02/20/2021	1,631,032
740,364	5.38	06/20/2022	767,411
3,747,751	5.75	09/20/2023	3,864,536
4,301,080	5.75	07/20/2025	4,433,785
12,556,547	6.63	11/20/2025	12,988,494
5,223,243	5.38	02/20/2027	5,386,423
6,146,923	5.38	03/20/2027	6,338,951
11,701,441	5.75	08/20/2027	12,053,038
13,244,314	5.25	01/20/2028	13,621,635
3,196,800	5.38	01/20/2028	3,295,652
8,079,834	5.25	02/20/2028	8,309,854
13,347,073	5.38	02/20/2028	13,759,876
6,846,185	5.25	03/20/2028	7,040,896

			$96,166,770

Federal Home Loan Mortgage Corp. (FHLMC) – 4.1%
$12,022,874	6.00%	03/01/2009	$12,704,019
1,162,689	6.50	03/01/2013	1,220,140
2,390,407	6.50	04/01/2013	2,508,522
1,116,831	6.50	05/01/2013	1,172,016
1,897,270	6.50	06/01/2013	1,991,018
22,093,027	8.00	12/01/2015	23,575,800
2,846,848	6.00	05/01/2017	2,967,337

The accompanying notes are an integral part of these financial statements.     29

 GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Statement of Investments (continued)
October 31, 2002

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Federal Home Loan Mortgage Corp. (FHLMC) – (continued)
$22,073,333	7.00%	03/01/2022	$23,146,189
7,342,015	7.00	05/01/2022	7,698,868
34,182,350	7.00	06/01/2022	35,843,755
912,411	7.00	10/01/2022	962,078
109,483	7.00	06/01/2023	115,311
1,627,739	7.00	07/01/2023	1,714,391
810,462	7.00	08/01/2023	853,607
488,254	7.00	09/01/2023	514,246
170,560	7.00	11/01/2023	179,640
2,207,890	7.00	12/01/2023	2,325,426
4,625,733	7.00	01/01/2024	4,866,834
784,849	7.00	03/01/2024	825,757
210,717	7.00	04/01/2024	221,700
403,241	7.00	05/01/2024	424,259
191,950	7.00	06/01/2024	201,954
815,405	7.00	07/01/2024	857,906
440,846	7.00	09/01/2024	463,823
540,417	7.00	12/01/2025	566,284
3,053,590	7.00	12/01/2030	3,183,397
2,842,606	7.00	01/01/2031	2,967,150
14,272,079	7.50	12/01/2031	15,075,406
1,651,239	7.50	01/01/2032	1,744,182

			$150,891,015

Federal National Mortgage Association (FNMA) – 17.3%
$453,531	9.00%	03/01/2006	$488,281
47,690	6.00	04/01/2008	50,417
1,325,295	6.00	08/01/2008	1,401,080
997,317	6.00	09/01/2008	1,054,346
314,229	6.00	10/01/2008	332,197
8,235	6.00	11/01/2008	8,706
401,454	6.00	12/01/2008	424,411
854,857	6.00	01/01/2009	903,741
6,754	6.00	02/01/2009	7,137
1,566,153	6.00	05/01/2009	1,654,948
25,085	6.00	12/01/2009	26,519
10,366,167	6.00	09/01/2011	10,831,304
11,034,622	6.00	01/01/2012	11,534,351
4,680,058	6.50	01/01/2012	4,929,575
27,924,460	6.00	03/01/2012	29,196,443
18,101,685	6.00	04/01/2012	18,960,068
5,563,345	6.50	04/01/2012	5,820,599
57,194,184	6.00	05/01/2012	60,117,127
2,032,278	6.50	05/01/2012	2,126,267
70,422,854	6.00	06/01/2012	74,078,774
2,659,181	6.50	06/01/2012	2,782,401
35,344,607	6.00	07/01/2012	37,078,614
4,000,005	6.00	04/01/2013	4,226,792
9,504,022	8.00	01/01/2016	10,153,376
29,856,868	6.50	09/01/2016	31,405,478
20,834,043	6.50	03/01/2017	21,888,448
23,360,964	6.50	05/01/2017	24,543,256
1,421,611	4.40	03/01/2018	1,458,893
4,771,150	4.46	07/01/2018	4,896,355
1,769,900	4.52	10/01/2018	1,815,401
899,479	4.44	01/01/2019	919,701
2,739,906	4.72	04/01/2019	2,813,500
4,753,964	4.20	05/01/2019	4,860,886
1,730,450	4.52	06/01/2019	1,776,713
814,084	4.70	06/01/2019	837,904
1,609,911	4.65	08/01/2019	1,652,455
1,991,610	4.87	08/01/2019	2,045,154
308,301	5.11	09/01/2019	318,276
336,974	4.62	11/01/2019	345,966
314,571	4.74	04/01/2020	322,994
2,025,337	4.48	06/01/2020	2,078,418
572,306	4.59	06/01/2020	587,038
1,148,317	4.58	11/01/2020	1,178,500
1,798,631	4.91	03/01/2021	1,852,002
3,920,106	7.00	11/01/2021	4,105,794
214,774	4.84	12/01/2021	220,637
2,342,190	7.00	12/01/2021	2,453,136
2,488,989	7.00	01/01/2022	2,606,888
658,201	7.00	02/01/2022	689,379
16,992,727	7.00	03/01/2022	17,811,351
3,041,216	7.00	01/01/2028	3,178,861
59,081,291	7.00	04/01/2032	61,776,935
19,294,604	7.00	07/01/2032	20,174,940
102,983,462	7.00	09/01/2032	107,682,187
27,341,902	7.50	09/01/2032	28,935,400

			$635,420,320

Government National Mortgage Association (GNMA) – 2.1%
$2,441	7.00%	07/15/2016	$2,584
9,852,790	7.50	10/15/2016	10,617,333
354,061	7.00	01/15/2023	375,908
148,995	7.00	02/15/2023	158,161
488,393	7.00	03/15/2023	518,439
416,104	7.00	04/15/2023	441,703
1,117,079	7.00	05/15/2023	1,185,802
3,368,972	7.00	06/15/2023	3,576,233
1,476,058	7.00	07/15/2023	1,566,866
2,461,368	7.00	08/15/2023	2,612,793
914,730	7.00	09/15/2023	971,004
1,280,915	7.00	10/15/2023	1,359,718
728,585	7.00	11/15/2023	773,408
14,668,759	7.00	12/15/2023	15,554,207
5,622	7.00	01/15/2024	5,969
53,696	7.00	02/15/2024	57,017
36,780	7.00	03/15/2024	39,055
175,189	7.00	04/15/2024	186,024
103,894	7.00	05/15/2024	110,319
89,595	7.00	08/15/2024	94,897

30      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Government National Mortgage Association (GNMA) – (continued)
$485,321	7.00%	12/15/2025	$513,507
1,628,098	7.00	04/15/2026	1,721,426
34,969,776	6.50	09/15/2032	36,492,063

			$78,934,436

Collateralized Mortgage Obligations (CMOs) – 19.9%
Home Equity – 0.8%
Indy Mac Home Equity Loan Asset-Backed Trust Series 2002-B, Class AV
$30,000,000	2.25%	10/25/2033	$30,000,000

Interest Only• – 0.3%
Salomon Brothers Mortgage Securities VII Series 2002-Key2, Class X2
$88,598,000	2.04%	03/18/2036	$11,164,092

Inverse Floater# – 0.3%
FHLMC Series 1606, Class SC
$8,446,845	14.95%	11/15/2008	$10,454,050
GNMA REMIC Trust Series 2001-62, Class SB
381,786	20.13	11/16/2027	460,039

			$10,914,089

Inverse Floating Rate – Interest Only#@ – 0.1%
FNMA Series 1996-20, Class SB
$11,430,316	24.46%	10/25/2008	$2,177,137

IOette@# – 0.0%
FNMA REMIC Trust Series 1990-145, Class B
$5,998	18.32%	12/25/2020	$60,280

Non-Agency CMOs – 3.8%
GMAC Commercial Mortgage Securities, Inc. Series 1997-C1, Class A2
$7,919,441	6.85%	07/15/2029	$8,424,843
Sequoia Mortgage Trust
5,000,000	3.46	08/20/2032	5,060,991
29,862,873	3.91 #	08/20/2032	29,868,845
97,484,250	3.74 #	09/20/2032	97,503,747

			$140,858,426

Planned Amortization Class (PAC) CMOs – 1.9%
Countrywide Funding Corp. Series 1994-10, Class A6
$695,728	6.00%	05/25/2009	$702,420
FHLMC Series 1246, Class J
1,150,000	7.50	05/15/2007	1,251,136
FHLMC Series 1377, Class H
8,574,968	6.00	09/15/2007	8,855,455
FHLMC Series 1415, Class N
11,626,508	6.75	11/15/2007	12,205,697
FHLMC Series 1445, Class K
2,451,218	7.00	10/15/2007	2,548,448
FHLMC Series 2103, Class TA
1,144,331	6.00	08/15/2014	1,163,409
FHLMC Series 2111, Class UC
6,117,630	6.00	07/15/2008	6,187,173
FHLMC Series 2113, Class TE
7,000,000	6.00	01/15/2014	7,587,912
FNMA REMIC Trust Series 1992-193, Class HD
8,000,000	7.00	11/25/2007	8,595,574
FNMA REMIC Trust Series 1993-212, Class PC
20,000,000	4.50	09/25/2008	20,728,760

			$69,825,984

Regular Floater CMOs# – 7.6%
FHLMC Series 1509, Class F
$12,220,193	2.81%	04/15/2008	$12,657,973
FHLMC Series 1612, Class FD
4,236,904	3.66	11/15/2008	4,346,543
FHLMC Series 1661, Class FD
71,043,428	3.38	01/15/2009	71,290,978
FHLMC Series 1665, Class FA
3,000,000	3.61	06/15/2023	3,081,592
FHLMC Series 1826, Class F
1,213,788	2.21	09/15/2021	1,219,714
FHLMC Series 1970, Class F
2,586,761	2.16	08/15/2004	2,591,531
FNMA REMIC Trust Series 1993-147, Class FD
9,549,746	3.46	01/25/2022	9,520,046
FNMA REMIC Trust Series 1993-190, Class F
23,265,003	3.81	10/25/2008	23,914,303
FNMA REMIC Trust Series 1993-196, Class FD
2,443,497	3.66	10/25/2008	2,499,311
FNMA REMIC Trust Series 1993-214, Class FA
3,773,743	2.64	12/25/2008	3,854,354
FNMA REMIC Trust Series 1993-233, Class FA
2,547,532	3.66	12/25/2008	2,612,038
FNMA REMIC Trust Series 1994-15, Class FC
2,000,000	3.51	06/25/2023	2,045,757
FNMA REMIC Trust Series 1996-24, Class FA
141,790	2.89	09/25/2023	141,985
FNMA REMIC Trust Series G97-1, Class F
2,066,510	2.24	02/18/2004	2,069,850
FNMA Series 1993-231, Class FE
10,353,706	2.74	12/25/2008	10,546,859
FNMA Series 1994-77, Class FG
3,904,706	3.24	04/25/2023	3,936,527
FNMA Series 1998-66, Class FC
2,809,679	2.32	11/17/2028	2,817,597
FNMA Series 2002-T7, Class A1
56,349,006	1.92	07/25/2032	56,377,310
FNMA Series 2002-W2, Class AV1
64,100,309	1.94	06/25/2032	64,103,623

			$279,627,891

Sequential Fixed Rate CMOs – 4.3%
Asset Securitization Corp. Series 1997-D4, Class A1B
$24,564,127	7.40%	04/14/2029	$25,862,924
FHLMC Series 1804, Class A
3,497,659	6.00	09/15/2008	3,604,341
FHLMC Series 2196, Class VB
11,931,578	7.00	03/15/2015	12,606,044
FHLMC Series 2220, Class PC
8,555,479	8.00	08/15/2028	8,746,946

The accompanying notes are an integral part of these financial statements.     31

 GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Statement of Investments (continued)
October 31, 2002

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Sequential Fixed Rate CMOs – (continued)
FHLMC Series 2271, Class EA
$14,908,134	7.50%	01/15/2029	$14,990,759
FHLMC Series 2282, Class VB
11,155,000	6.00	06/15/2014	11,783,707
FHLMC Series 2448, Class AV
11,696,731	6.50	09/15/2013	12,369,293
FHLMC Series 26, Class C
19,225,566	6.50	07/25/2018	19,830,845
First Nationwide Trust Series 1999-4, Class 3PA1
25,656,697	6.50	10/19/2029	26,593,423
FNMA REMIC Trust Series 1993-14, Class A
736,889	6.00	02/25/2008	766,559
FNMA REMIC Trust Series 1999-41, Class PC
8,650,000	6.50	06/25/2012	8,995,289
Norwest Asset Securities Corp. Series 1999-24, Class A3
11,282,658	7.00	11/25/2029	11,441,969
Salomon Brothers Mortgage Securities VII Series 1999-1, Class A1
1,605,898	6.50	02/26/2029	1,613,895

			$159,205,994

Support – 0.6%
FHLMC Series 1639, Class M
$12,870,055	6.00%	12/15/2008	$13,304,934
FNMA REMIC Trust Series 1996-14, Class J
996,508	6.15	03/25/2009	1,049,641
Housing Securities, Inc. Series 1994-1, Class A13
7,763,120	6.50	03/25/2009	8,068,288

			$22,422,863

Target Amortization Class (TAC) – 0.2%
Paine Webber Mortgage Acceptance Corp. Series 1994-6, Class A7
$6,719,415	6.00%	04/25/2009	$6,847,084

TOTAL CMOs			$733,103,840

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $2,134,601,404)			$2,144,384,957

Agency Debentures – 24.5%

Federal Home Loan Bank
$25,000,000	3.85	07/22/2005	$25,381,861
8,000,000	5.20	05/23/2007	8,597,304
Federal Home Loan Mortgage Corp
25,000,000	4.00	11/09/2004	25,296,406
20,000,000	4.05	11/30/2004	20,270,099
12,000,000	4.13	12/06/2004	12,165,108
35,000,000	4.00	12/10/2004	35,480,342
45,000,000	4.63	04/11/2005	45,579,604
35,000,000	4.50	04/15/2005	35,373,798
12,333,000	4.20	05/16/2005	12,467,467
19,000,000	3.45	08/08/2005	19,173,451
23,500,000	3.50	03/03/2006	23,732,684
5,000,000	0.00/4.00§	05/25/2006	5,167,100
70,000,000	4.75	05/26/2006	72,915,639
27,195,000	4.55	06/20/2006	27,680,087
15,000,000	4.00	08/02/2006	15,345,420
50,000,000	5.13	07/15/2009	51,289,005
77,600,000	5.00	07/30/2009	79,286,246
Federal National Mortgage Association
9,000,000	3.75	05/12/2004	9,093,960
20,000,000	3.50	06/24/2004	20,228,662
19,000,000	4.00	07/08/2004	19,081,133
15,000,000	3.00	07/29/2004	15,141,712
56,470,000	3.70	09/10/2004	57,142,981
25,000,000	4.20	10/01/2004	25,554,526
25,551,000	4.13	11/02/2004	25,858,268
13,500,000	3.95	11/22/2004	13,665,986
20,000,000	4.13	11/30/2004	20,253,999
45,000,000	2.80	03/11/2005	45,247,642
15,855,000	4.25	05/30/2005	16,087,355
30,000,000	4.55	11/30/2005	30,491,398
11,100,000	3.75	09/05/2006	11,218,950
21,525,000	3.61	09/19/2006	21,865,138
9,350,000	5.00	03/21/2007	9,882,572
15,000,000	4.75	06/18/2007	15,497,700
12,000,000	4.18	08/28/2007	12,218,604
20,000,000	4.00	09/04/2007	20,332,520

TOTAL AGENCY DEBENTURES
(Cost $893,700,258)			$904,064,727

Asset-Backed Securities – 9.2%

Auto – 9.2%
AmeriCredit Automobile Receivable Trust Series 2002-A, Class A4
$7,035,000	4.61%	01/12/2009	$7,355,634
Capital One Auto Finance Trust Series 2002-B, Class A3A
40,000,000	2.71	10/16/2006	40,162,800
Capital One Auto Investment LLC Series 2000-B, Class A4†
12,000,000	6.78	10/15/2007	12,866,400
Daimler Chrysler Auto Trust Series 2000-B, Class A4
40,545,000	7.63	06/08/2005	42,594,529
Duck Auto Grantor Trust Series 2002-B, Class A†§
66,125,687	0.00/2.99	07/15/2007	66,724,984
Household Automotive Trust Series 1999-1, Class A4
7,715,728	6.65	04/17/2006	7,897,727
Long Beach Auto Receivable Trust Series 2002-A, Class A3
23,000,000	3.18	11/15/2006	23,380,949
Long Beach Auto Receivable Trust Series 2001-B, Class A4†
32,500,000	4.60	10/13/2005	33,901,563
Onyx Acceptance Grantor Trust Series 2000-B, Class A4
14,500,000	7.38	08/15/2005	15,006,701
Union Acceptance Corp. Series 2000-B, Class A4§
15,000,000	0.00/7.54	10/10/2006	16,000,647
WFS Financial Owner Trust Series 1999-B, Class A4
8,438,903	6.42	07/20/2004	8,563,226

32      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Asset-Backed Securities – (continued)

Auto – (continued)
WFS Financial Owner Trust Series 1999-C, Class A3
$22,073,102	7.07%	10/20/2004	$22,592,613
WFS Financial Owner Trust Series 2002-3, Class A3
40,000,000	2.76	02/20/2007	40,314,432

TOTAL ASSET-BACKED SECURITIES
(Cost $335,363,648)			$337,362,205

U.S. Treasury Obligations – 4.8%

United States Treasury Notes
$70,000,000	1.88%	09/30/2004	$70,294,980
82,760,860	3.63	01/15/2008	89,692,082
13,423,875	4.25 ^	01/15/2010	15,154,293

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $174,254,737)			$175,141,355

Repurchase Agreement – 2.9%

Joint Repurchase Agreement Account IIΔ
$108,800,000	1.94%	11/01/2002	$108,800,000
Maturity Value: $108,805,851

TOTAL REPURCHASE AGREEMENT
(Cost $108,800,000)			$108,800,000

TOTAL INVESTMENTS
(Cost $3,646,720,047)			$3,669,753,244

#	Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 2002.

@	Represents security with notional or nominal principal amount. The rate stated is the average effective yield of this security.

^	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.
§	These securities are issued with a zero coupon which increases to the stated rate at a set date in the future.
†	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $113,492,947; which represents 3.1% of net assets as of October 31, 2002.
Δ	Joint repurchase agreement was entered into on October 31, 2002.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviations:
REMIC	—	Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.     33

 GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Performance Summary
October 31, 2002

The following graph shows the value, as of October 31, 2002, of a $10,000 investment made on September 1, 1988 in the Institutional shares of the Goldman Sachs Short Duration Government Fund. For comparative purposes, the performance of the Fund’s benchmark, the Two-Year U.S. Treasury Security (“Two-Year T-Note”), as well as the Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index (“Lehman Short (1-3) Gov’t Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C and Service shares will vary from Institutional shares due to differences in fees and loads.

Short Duration Government Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested September 1, 1988 to October 31, 2002.(a)

Average Annual Total Return through October 31, 2002	Since Inception	Ten Years	Five Years	One Year

Class A (commenced May 1, 1997)
Excluding sales charges	6.39%	n/a	6.20%	5.26%
Including sales charges	6.00%	n/a	5.77%	3.20%

Class B (commenced May 1, 1997)
Excluding contingent deferred sales charges	5.77%	n/a	5.55%	4.65%
Including contingent deferred sales charges	5.77%	n/a	5.55%	2.57%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	5.42%	n/a	5.36%	4.50%
Including contingent deferred sales charges	5.42%	n/a	5.36%	3.47%

Institutional Class (commenced August 15, 1988)	7.00%	6.21%	6.60%	5.69%

Service Class (commenced April 10, 1996)	6.29%	n/a	6.05%	5.17%

(a)	For comparative purposes, initial investment is assumed to be made on the first day of the month following commencement of operations.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Statement of Investments
October 31, 2002

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – 44.6%

Adjustable Rate Federal Home Loan Mortgage Corp. (FHLMC)# – 0.8%
$451,878	4.13%	08/01/2017	$459,537
525,152	7.13 ^	05/01/2018	544,347
1,326,272	5.63	06/01/2018	1,371,286
495,679	5.18	12/01/2018	507,294
1,847,840	5.44	02/01/2022	1,913,679
591,172	6.67	10/01/2025	618,298

			$5,414,441

Adjustable Rate Federal National Mortgage Association (FNMA)# – 2.1%
$738,809	4.63%	11/01/2014	$761,800
1,380,104	4.91	11/01/2017	1,410,690
1,624,466	6.36	02/01/2018	1,671,684
800,841	5.94	02/25/2018	676,739
1,039,359	4.98	06/01/2018	1,086,326
1,288,503	5.31	03/01/2019	1,326,418
2,321,555	6.10	05/01/2020	2,412,235
1,641,641	5.17	12/01/2020	1,686,170
1,681,044	5.19	01/01/2021	1,729,813
1,025,389	7.40	01/01/2023	1,078,063
818,393	6.08	07/01/2028	853,272

			$14,693,210

Federal Home Loan Mortgage Corp. (FHLMC) – 10.8%
$615,888	6.00%	04/01/2003	$628,088
420,045	7.00	12/01/2007	445,632
176,569	7.00	01/01/2008	187,357
129,115	7.00	06/01/2008	137,003
192,524	7.00	01/01/2009	204,062
480,153	7.00	02/01/2009	508,929
151,594	7.00	03/01/2009	160,679
682,601	7.00	04/01/2009	723,511
268,687	7.00	05/01/2009	284,790
31,516	6.50	05/01/2010	33,172
321,906	6.50	06/01/2010	338,818
5,092,519	6.50	07/01/2010	5,362,373
750,451	7.00	07/01/2010	795,422
724,189	6.50	08/01/2010	764,067
1,073,194	7.00	01/01/2011	1,137,512
20,403,121	6.00	10/01/2012	21,341,622
335,702	7.00	12/01/2012	355,819
391,659	6.00	01/01/2013	409,687
1,527,536	6.50	01/01/2013	1,603,014
197,869	6.00	02/01/2013	206,971
510,416	6.00	04/01/2013	533,910
568,829	6.50	04/01/2013	596,935
1,249,098	6.50	05/01/2013	1,310,819
482,408	6.50	06/01/2013	506,245
733,316	6.50	10/01/2013	769,550
454,562	6.00	11/01/2013	475,485
138,371	6.00	12/01/2013	144,741
4,752,237	6.00	06/01/2014	4,969,312
580,809	6.00	10/01/2014	607,340
1,145,689	8.50	10/01/2015	1,260,412
7,644,646	8.00	12/01/2015	8,157,716
528,382	7.00	03/01/2016	559,542
16,905,658	7.00	04/01/2022	17,727,344
383,977	7.50	01/01/2031	404,979

			$73,652,858

Federal National Mortgage Association (FNMA) – 7.9%
$24,276	7.00%	11/01/2007	$25,759
506,004	7.00	12/01/2007	536,927
12,796	7.00	05/01/2008	13,581
92,366	7.00	08/01/2008	98,026
3,417,107	7.00	09/01/2008	3,626,504
2,518,859	6.00	12/01/2008	2,662,895
605,660	6.00	01/01/2009	640,148
53,738	6.00	05/01/2009	56,785
1,258,183	6.00	06/01/2009	1,330,130
1,497,584	6.00	09/01/2009	1,582,491
86,832	7.00	12/01/2009	92,138
407,640	8.50	05/01/2010	447,140
13,162	7.00	06/01/2010	13,956
12,800	6.00	08/01/2010	13,456
22,905	7.00	08/01/2010	24,285
15,560	6.00	11/01/2010	16,358
46,389	6.00	01/01/2011	48,766
24,092	7.00	01/01/2011	25,568
84,369	6.00	02/01/2011	88,693
2,330,653	6.00	03/01/2011	2,450,086
890,008	6.00	04/01/2011	935,616
1,102,436	6.00	05/01/2011	1,158,930
131,288	6.00	06/01/2011	138,015
143,574	6.00	07/01/2011	150,931
349,044	7.00	07/01/2011	370,110
373,720	6.00	09/01/2011	392,872
12,412	7.00	11/01/2011	13,172
22,873	6.00	12/01/2011	24,045
39,580	6.00	01/01/2012	41,424
180,028	6.00	03/01/2012	188,417
138,118	6.00	04/01/2013	144,548
243,506	6.00	11/01/2013	254,841
338,076	6.00	01/01/2014	354,620
252,889	5.50	02/01/2014	261,853
1,096,743	6.00	03/01/2014	1,150,413
534,894	5.50	04/01/2014	553,853
3,274,418	6.50	12/01/2014	3,439,528
248,898	8.50	09/01/2015	273,969
874,791	8.50	10/01/2015	962,910
194,938	8.50	12/01/2015	214,626
2,699,635	6.50	09/01/2016	2,839,659
8,713,580	5.50	10/01/2016	8,999,092
923,215	7.00	11/01/2019	966,462
938,560	8.00	02/01/2031	1,007,318
14,066,974	7.00	04/01/2032	14,708,794
988,857	6.50	07/01/2032	1,029,852

			$54,369,562

The accompanying notes are an integral part of these financial statements.       35

 GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Statement of Investments (continued)
October 31, 2002

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Government National Mortgage Association (GNMA) – 1.8%
$482,369	6.50%	06/15/2008	$512,080
259,042	6.50	07/15/2008	274,998
812,095	6.50	08/15/2008	862,116
482,853	6.50	09/15/2008	512,594
84,797	6.50	10/15/2008	90,020
26,100	6.50	11/15/2008	27,708
52,657	9.00	12/15/2008	57,950
38,834	6.50	01/15/2009	41,230
122,734	9.00	01/15/2009	135,744
6,992	6.50	03/15/2009	7,428
39,016	6.50	04/15/2009	41,423
323,809	6.50	05/15/2009	343,787
41,563	6.50	07/15/2009	44,127
50,977	6.50	11/15/2009	54,122
16,752	9.00	01/15/2010	18,600
245,561	9.00	07/15/2012	274,130
8,383,987	6.50	06/15/2024	8,794,651

			$12,092,708

Collateralized Mortgage Obligations (CMOs) – 21.2%
Inverse Floater# – 0.6%
FHLMC Series 1693, Class S
$181,059	13.48%	09/15/2008	$190,982
FNMA REMIC Trust 1993-197, Class SA
1,984,825	7.22	10/25/2008	2,022,393
FNMA REMIC Trust Series 1990-134, Class SC
380,669	18.83	11/25/2020	473,856
FNMA REMIC Trust Series 1993-231, Class SA
646,061	16.97	12/25/2008	770,973
GNMA REMIC Trust 2001-59, Class SA
132,243	20.40	11/16/2024	160,730
GNMA REMIC Trust 2001-62, Class SB
244,594	20.07	11/16/2027	294,727

			$3,913,661

Inverse Floating Rate-Interest Only@# – 0.0%
FHLMC Series 1684, Class JD
$90,726	5.74%	08/15/2020	$634

IOette@# – 0.0%
FHLMC Series 1161, Class U
$8,769	11.72%	11/15/2021	$116,793

Planned Amortization Class (PAC) CMOs – 15.6%
FHLMC Series 1377, Class H
$6,415,188	6.00%	09/15/2007	$6,625,029
FHLMC Series 1415, Class N
3,778,615	6.75	11/15/2007	3,966,851
FHLMC Series 1429, Class G
4,298,987	7.00	11/15/2007	4,583,193
FHLMC Series 1445, Class K
1,470,731	7.00	10/15/2007	1,528,181
FHLMC Series 1475, Class K
4,726,862	7.00	02/15/2008	5,049,512
FHLMC Series 1580, Class D
4,826,636	6.50	01/15/2007	4,979,667
FHLMC Series 1606, Class H
9,803,923	6.00	11/15/2008	10,391,774
FHLMC Series 1703, Class GB
13,396,738	6.50	02/15/2009	14,706,683
FHLMC Series 1916, Class PC
3,700,000	6.75	12/15/2011	4,156,187
FNMA REMIC Trust 1992-145, Class ZA
3,398,458	8.00	09/25/2019	3,529,669
FNMA REMIC Trust 1993-126, Class PG
10,872,324	6.50	07/25/2008	11,625,463
FNMA REMIC Trust 1993-28, Class PJ
6,716,259	7.00	03/25/2008	7,110,080
FNMA REMIC Trust Series G93-31, Class PJ
6,024,262	6.55	10/25/2020	6,156,270
FNMA Series 1993-207, Class G
11,000,000	6.15	04/25/2023	11,676,158
FNMA Series 1994-23, Class PE
3,722,000	6.00	08/25/2022	3,955,568
FNMA Series 2002-22, Class VB
3,287,384	6.50	08/25/2009	3,554,829
GNMA REMIC Trust 2000-10, Class UD
2,665,280	7.63	05/16/2029	2,779,248

			$106,374,362

Planned Amortization-Interest Only@ – 0.0%
FHLMC Series 1587, Class HA
$820,752	10.12%	10/15/2008	$84,396

Principal Only° – 0.1%
FNMA REMIC Trust Series G92-28, Class A
$823,960	6.35%	05/25/2007	$802,133

Regular Floater CMOs# – 0.4%
FHLMC Series 1684, Class JC
$90,726	3.26%	08/15/2020	$90,813
FNMA REMIC Trust Series 1993-29, Class FK
1,549,488	3.14	05/25/2022	1,553,024
FNMA Series 1988-12, Class A
1,014,398	9.84	02/25/2018	1,097,593

			$2,741,430

36       The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Sequential Fixed Rate CMOs – 4.5%
FHLMC Series 108, Class G
$3,649,255	8.50%	12/15/2020	$3,861,914
FHLMC Series 1327, Class HA
4,616,453	7.50	07/15/2007	4,913,085
FHLMC Series 1883, Class E
821,859	7.00	03/15/2010	827,938
FHLMC Series 2152, Class AB
1,804,453	6.25	01/15/2026	1,837,818
FNMA REMIC Trust 1989-66, Class J
3,893,609	7.00	09/25/2019	4,201,891
FNMA REMIC Trust 1993-10, Class PH
2,954,902	6.50	12/25/2007	3,079,732
FNMA REMIC Trust Series 1990-16, Class E
3,643,368	9.00	03/25/2020	4,042,973
FNMA Series 1992-171, Class ZD
7,357,633	8.00	06/25/2021	7,654,062
GNMA REMIC Trust Series 1995-3, Class DQ
526,846	8.05	06/16/2025	568,146

			$30,987,559

TOTAL CMOs			$145,020,968

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $299,451,112)			$305,243,747

Agency Debentures – 42.8%

Federal Farm Credit Bank
$10,000,000	4.90%	03/21/2006	$10,699,040
2,000,000	5.40	05/10/2006	2,174,016
Federal Home Loan Bank
2,000,000	7.25	05/13/2005	2,248,178
28,400,000	3.00 ^	08/15/2005	28,858,091
3,000,000	5.38	05/15/2006	3,258,270
Federal Home Loan Mortgage Corp
10,000,000	3.40	02/20/2004	10,216,300
10,000,000	3.63	05/07/2004	10,098,059
9,250,000	4.00	11/09/2004	9,359,670
5,000,000	4.13	12/06/2004	5,068,795
11,725,000	3.15	02/07/2005	11,850,644
22,000,000	4.63	04/11/2005	22,283,362
16,000,000	3.45	08/08/2005	16,146,064
12,000,000	3.50	08/16/2005	12,195,288
5,000,000	0.00/4.00 §	05/25/2006	5,167,100
6,000,000	4.00	08/02/2006	6,138,168
Federal National Mortgage Association
5,500,000	3.81	04/30/2004	5,558,790
5,000,000	4.00	07/08/2004	5,021,351
5,000,000	3.00	07/29/2004	5,047,237
2,205,000	4.65	08/27/2004	2,260,588
5,000,000	4.13	11/02/2004	5,060,128
10,000,000	4.13	11/30/2004	10,127,000
20,000,000	2.80	03/11/2005	20,110,063
10,000,000	2.95	05/04/2005	10,090,220
5,000,000	4.40	05/07/2005	5,132,314
8,000,000	4.21	06/03/2005	8,206,656
5,000,000	3.75	07/29/2005	5,135,517
11,300,000	4.50	07/29/2005	11,455,313
5,000,000	3.25	09/12/2005	5,045,550
5,000,000	3.75	02/06/2006	5,066,405
9,000,000	4.80	05/16/2006	9,148,482
3,000,000	3.51	08/23/2006	3,030,270
8,000,000	3.75	09/05/2006	8,085,729
8,000,000	5.42	04/04/2007	8,499,920
Small Business Administration
1,062,857	7.20	06/01/2017	1,198,665
1,572,614	6.30	05/01/2018	1,730,252
1,914,029	6.30	06/01/2018	2,105,780

TOTAL AGENCY DEBENTURES
(Cost $289,301,926)			$292,877,275

U.S. Treasury Obligations – 8.7%

United States Treasury Principal-Only Stripped Securities°
$22,000,000	1.16%	05/15/2011	$19,938,270
United States Treasury Notes
39,200,000	2.13	08/31/2004	39,548,488

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $59,419,156)			$59,486,758

The accompanying notes are an integral part of these financial statements.       37

 GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Statement of Investments (continued)
October 31, 2002

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 3.9%

Joint Repurchase Agreement Account IIΔ
$26,300,000	1.94%	11/01/2002	$26,300,000
Maturity Value: $26,301,414

TOTAL REPURCHASE AGREEMENT
(Cost $26,300,000)			$26,300,000

TOTAL INVESTMENTS
(Cost $674,472,194)			$683,907,780

#	Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 2002.
@	Represents security with notional or nominal principal amount. The rate stated is the average effective yield of this security.
°	Security is issued with a zero coupon. The interest rate disclosed represents the average effective yield to maturity.
^	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.
§	These securities are issued with a zero coupon or dividend rate which increases to the stated rate at a set date in the future.
Δ	Joint repurchase agreement was entered into on October 31, 2002.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviations:
REMIC	—	Real Estate Mortgage Investment Conduit

38       The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Performance Summary
October 31, 2002

The following graph shows the value, as of October 31, 2002, of a $10,000 investment made on March 1, 1993 in Class A shares (with the maximum sales charge of 4.5%) of the Goldman Sachs Government Income Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers Mutual Fund Government/ Mortgage Index (“Lehman Gov’t/ MBS Index”), as well as the Lehman Brothers Mutual Fund General U.S. Government Index (“Lehman U.S. Gov’t Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A shares due to differences in fees and loads.

Government Income Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested March 1, 1993 to October 31, 2002.(a)

Average Annual Total Return through October 31, 2002	Since Inception	Five Years	One Year

Class A (commenced February 10, 1993)
Excluding sales charges	7.08%	7.02%	5.77%
Including sales charges	6.57%	6.03%	1.05%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	6.74%	6.19%	4.99%
Including contingent deferred sales charges	6.74%	5.78%	-0.26%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	6.48%	6.20%	4.99%
Including contingent deferred sales charges	6.48%	6.20%	3.94%

Institutional Class (commenced August 15, 1997)	7.66%	7.38%	6.13%

Service Class (commenced August 15, 1997)	7.14%	6.86%	5.68%

(a)	For comparative purposes, initial investment is assumed to be made on the first day of the month following commencement of operations.

 GOLDMAN SACHS GOVERNMENT INCOME FUND

Statement of Investments
October 31, 2002

Principal	Interest	Maturity
Amount	Rate	Date		Value
Mortgage-Backed Obligations – 48.6%

Federal Home Loan Mortgage Corp. (FHLMC) – 14.1%
$1,244,166	7.00%	06/01/2009		$1,318,731
1,131,370	6.50	08/01/2010		1,194,437
310,880	6.50	02/01/2014		326,241
119,340	7.00	02/01/2015		126,186
1,454,784	8.00	07/01/2015		1,541,837
460,034	7.00	01/01/2016		486,425
357,474	7.00	02/01/2016		378,555
1,019,328	7.50	03/01/2027		1,080,305
26,813,858	6.50	07/01/2028		27,822,171
1,700,729	5.50	01/01/2030		1,729,563
160,029	8.00	07/01/2030		170,677
602,408	7.50	12/01/2030		635,358
455,010	7.50	01/01/2031		479,897
8,964,248	7.00	04/01/2032		9,368,437
12,000,000	5.00	TBA- 15yr	α	12,195,000

				$58,853,820

Federal National Mortgage Association (FNMA) – 18.8%
$4,792,242	6.50%	09/01/2008		$5,063,300
7,722,305	6.31	12/01/2008		8,592,634
493,681	7.00	03/01/2015		522,030
292,468	8.00	01/01/2016		312,392
899,878	6.50	09/01/2016		946,553
133,221	6.50	08/01/2025		138,328
214,476	6.50	09/01/2025		222,698
207,188	6.50	10/01/2025		215,131
309,996	6.50	11/01/2025		321,880
172,611	6.50	12/01/2025		179,228
8,825	6.50	05/01/2026		9,164
63,485	6.50	06/01/2028		65,876
631,382	6.50	11/01/2028		655,160
249,917	7.50	05/01/2029		263,887
156,385	7.50	07/01/2029		165,127
96,986	7.50	08/01/2029		102,694
80,930	7.50	10/01/2029		85,454
7,615	7.50	01/01/2030		8,041
73,195	7.50	02/01/2030		77,223
795,278	7.50	02/01/2031		840,436
4,388,474	7.00	07/01/2031		4,602,855
921,230	6.50	09/01/2031		958,939
927,114	6.50	10/01/2031		965,112
954,014	6.50	11/01/2031		993,114
967,004	6.50	02/01/2032		1,006,839
988,857	6.50	07/01/2032		1,029,852
2,894,191	7.00	07/01/2032		3,026,241
14,830,707	7.00	09/01/2032		15,507,373
31,000,000	5.00	TBA- 15yr	α	31,416,640

				$78,294,201

Government National Mortgage Association (GNMA) – 8.5%
$469,773	6.50%	04/15/2023		$494,118
30,047	7.00	04/15/2023		31,896
417,528	6.50	05/15/2023		439,165
510,837	7.00	05/15/2023		542,264
427,838	6.50	06/15/2023		450,010
100,085	6.50	07/15/2023		105,271
241,227	7.00	07/15/2023		256,068
254,004	6.50	08/15/2023		267,168
776,824	7.00	08/15/2023		824,614
1,642,594	6.50	09/15/2023		1,727,720
786,409	7.00	09/15/2023		834,789
1,222,141	6.50	10/15/2023		1,285,476
215,399	7.00	10/15/2023		228,651
1,085,800	6.50	11/15/2023		1,142,070
3,540,709	6.50	12/15/2023		3,724,063
684,706	6.50	01/15/2024		720,168
697,176	7.00	01/15/2024		740,067
699,564	6.50	02/15/2024		735,719
640,891	6.50	03/15/2024		674,013
2,518,187	6.50	04/15/2024		2,648,333
349,670	6.50	05/15/2024		367,742
33,732	6.50	06/15/2024		35,475
40,706	6.50	07/15/2024		42,764
15,208,461	6.50	08/15/2024		15,970,875
791,919	7.00	10/15/2024		839,196
291,154	6.50	12/15/2026		304,759

				$35,432,454

Collateralized Mortgage Obligations (CMOs) – 7.2%
Interest Only@ – 0.0%
FHLMC Series 2205, Class PI
$1,858,214	13.37%	05/15/2027		$74,880
FNMA Interest-Only Stripped Security Series 151, Class 2
119,846	14.12	07/25/2022		28,273

				$103,153

Inverse Floater# – 1.6%
FNMA REMIC Trust Series 1993-231, Class SA
$484,546	16.97%	12/25/2008		$578,230
GNMA Series 2001-48, Class SA
541,922	20.62	10/16/2031		661,243
GNMA Series 2001-51, Class SA
433,655	24.68	10/16/2031		544,709
GNMA Series 2001-51, Class SB
544,194	20.62	10/16/2031		664,952
GNMA Series 2001-59, Class SA
470,372	20.46	11/16/2024		571,697
GNMA Series 2001-62, Class SB
534,657	20.13	11/16/2027		644,244
GNMA Series 2002-13, Class SB
2,189,792	29.14	02/16/2032		2,861,346

				$6,526,421

Inverse Floating Rate – Interest Only#@ – 0.0%
Salomon Brothers Mortgage Securities VII Series 1996-6E, Class A2
$2,416,791	40.00%	03/30/2025		$58,970

40       The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Non-Agency CMOs – 3.7%
CS First Boston Mortgage Securities Corp. Series 1997-C2, Class A3
$600,000	6.55%	01/17/2035	$670,191
First Union National Bank Commercial Mortgage Trust Series 2000-C2, Class A2
1,800,000	7.20	10/15/2032	2,090,531
First Union-Lehman Brothers Commercial Mortgage Services Series 1997-C1, Class A2
345,385	7.30	12/18/2006	372,882
First Union-Lehman Brothers-Bank of America Series 1998-C2, Class A2
1,500,000	6.56	11/18/2035	1,681,468
LB Commercial Conduit Mortgage Trust Series 1998-C4, Class A1B
2,000,000	6.21	10/15/2035	2,209,246
Morgan Stanley Capital I Series 1998-HF1, Class A2
5,000,000	6.52	03/15/2030	5,581,733
NationsLink Funding Corp. Series 1999-1, Class A2
2,500,000	6.32	01/20/2031	2,771,950

			$15,378,001

Planned Amortization Class (PAC) CMOs – 0.4%
Federal National Mortgage Association REMIC Trust Series 1993-78, Class H
$150,000	6.50%	06/25/2008	$163,543
GNMA Series 2000-10, Class UD
1,523,017	7.63	05/16/2029	1,588,142

			$1,751,685

Principal Only° – 0.0%
FNMA REMIC Trust Series G-35, Class N
$99,647	6.01%	10/25/2021	$92,247

Regular Floater CMOs# – 0.4%
FHLMC Series 1760, Class ZB
$1,517,572	3.51%	05/15/2024	$1,513,020

Sequential Fixed Rate CMOs – 1.1%
Citicorp Mortgage Securities, Inc. Series 1993-11, Class A6
$154,865	6.25%	09/25/2008	$157,669
First Nationwide Trust Series 1999-5, Class 1PA1
4,378,382	7.00	01/19/2030	4,518,622

			$4,676,291

TOTAL CMOs			$30,099,788

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $197,948,673)			$202,680,263

Agency Debentures – 15.8%

Federal Farm Credit Bank
$3,000,000	6.60%	07/07/2006	$3,342,979
2,000,000	5.10	10/07/2008	2,156,000
Federal Home Loan Bank
3,000,000	3.75	02/13/2004	3,079,470
1,000,000	5.68	12/03/2007	1,133,770
Federal Home Loan Mortgage Corp
3,000,000	4.00	11/09/2004	3,035,569
3,300,000	4.05	11/30/2004	3,344,566
7,000,000	4.00	12/10/2004	7,096,068
4,000,000	3.63	01/18/2005	4,053,764
6,000,000	4.13	02/04/2005	6,029,520
3,100,000	4.55	06/20/2006	3,155,296
600,000	5.75	04/29/2009	625,440
1,000,000	6.25	06/28/2011	1,060,495
Federal National Mortgage Association
175,000	3.50	06/17/2004	176,938
5,000,000	3.00	07/29/2004	5,047,237
1,900,000	3.95	11/22/2004	1,923,361
3,000,000	4.25	05/30/2005	3,043,965
6,000,000	4.50	07/29/2005	6,082,467
700,000	3.32	09/27/2006	710,280
1,000,000	5.75	02/15/2008	1,112,520
Jordan AID
2,479,674	8.75	09/01/2019	3,147,053
Small Business Administration
1,366,030	6.70	12/01/2016	1,509,088
1,118,108	7.15	03/01/2017	1,256,041
928,236	7.50	04/01/2017	1,055,157
532,446	7.30	05/01/2017	601,452
339,894	6.80	08/01/2017	379,400
786,307	6.30	05/01/2018	865,126
765,612	6.30	06/01/2018	842,312

TOTAL AGENCY DEBENTURES
(Cost $64,189,013)			$65,865,334

Asset-Backed Securities – 9.1%

Auto – 1.7%
AmeriCredit Automobile Receivables Trust Series 1999-D, Class A3
$424,494	7.02%	12/12/2005	$438,205
CPS Auto Trust Series 2002-A, Class A2
4,000,000	4.81	12/15/2008	4,202,500
MFN Auto Receivables Trust Series 2002-A, Class A2†
1,000,000	4.92	03/15/2008	1,045,313
Onyx Acceptance Grantor Trust Series 2001-A, Class A4
1,250,000	7.44	11/15/2007	1,328,123

			$7,014,141

The accompanying notes are an integral part of these financial statements.       41

 GOLDMAN SACHS GOVERNMENT INCOME FUND

Statement of Investments (continued)
October 31, 2002

Principal	Interest	Maturity
Amount	Rate	Date	Value
Asset-Backed Securities – (continued)

Credit Card – 2.8%
Chase Credit Card Master Trust Series 2002-3, Class A#
$5,050,000	1.97%	09/15/2011	$5,037,603
MBNA Credit Card Master Note Trust Series 2002-A5, Class A5#
4,600,000	1.98	10/17/2011	4,591,569
MBNA Master Credit Card Trust Series 1998-C, Class A#
2,000,000	1.88	11/15/2005	1,999,819

			$11,628,991

Home Equity – 3.3%
American Business Financial Services Series 1998-2, Class A6
$1,219,168	6.46%	09/25/2029	$1,301,205
Amortizing Residential Collateral Trust Series 2002-BC3M, Class A#
2,997,908	2.10	06/25/2032	2,996,409
Residential Asset Securities Corp Series 2002-KS4, Class AIIB#
4,883,578	2.08	07/25/2032	4,851,239
Salomon Brothers Mortgage Securities VII Series 2002-CIT1, Class A#
2,352,718	2.13	03/25/2032	2,345,734
Structured Asset Securities Corp Series 2002-HF1, Class A#
2,224,718	2.12	01/25/2033	2,216,038
UCFC Home Equity Loan Series 1997-A1, Class A8
254,689	7.22	06/15/2028	268,255

			$13,978,880

Lease – 0.9%
AESOP Funding II LLC Series 1998-1, Class A†
$2,000,000	6.14%	05/20/2006	$2,153,866
ARG Funding Corp. Series 1999-1A, Class A3†
1,750,000	6.02	05/20/2005	1,850,757

			$4,004,623

Manufactured Housing – 0.2%
Mid-State Trust Series 4, Class A
$642,703	8.33%	04/01/2030	$706,780

Student Loans – 0.2%
SLMA Series 2001-3, Class A2L#
$900,000	1.96%	10/25/2016	$899,994

TOTAL ASSET-BACKED SECURITIES
(Cost $37,753,824)			$38,233,409

U.S. Treasury Obligations – 24.3%

United States Treasury Interest-Only Stripped Securities@
$2,670,000	5.85%	05/15/2013	$1,651,609
2,000,000	5.46	08/15/2013	1,217,996
17,500,000	4.94	02/15/2014	10,323,810
United States Treasury Principal-Only Stripped Securities°
4,390,000	5.82	11/15/2009	3,317,369
6,750,000	6.25	08/15/2017	3,132,088
4,440,000	6.16	05/15/2021	1,617,976
2,850,000	5.74	08/15/2021	1,024,524
9,050,000	6.06	11/15/2024	2,685,035
800,000	5.68	11/15/2026	213,068
United States Treasury Bonds
5,900,000	8.88 ^	08/15/2017	8,490,867
4,400,000	6.88	08/15/2025	5,438,048
United States Treasury Notes
16,700,000	2.13	08/31/2004	16,848,463
9,100,000	1.88	09/30/2004	9,138,311
4,000,000	2.13	10/31/2004	4,034,063
8,000,000	5.75	11/15/2005	8,846,560
3,100,000	3.25	08/15/2007	3,170,717
3,467,009	3.63	01/15/2008	3,757,371
6,067,592	4.25	01/15/2010	6,849,740
8,200,000	6.50	02/15/2010	9,749,062

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $97,919,696)			$101,506,677

Insured Revenue Bond – 0.6%

New Jersey Economic Development Authority Series A
$2,000,000	7.43%	02/15/2029	$2,417,940

TOTAL INSURED REVENUE BOND
(Cost $2,000,000)			$2,417,940

42       The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 12.7%

Joint Repurchase Agreement Account IIΔ
$52,900,000	1.94%	11/01/2002	$52,900,000
Maturity Value: $52,902,851

TOTAL REPURCHASE AGREEMENT
(Cost $52,900,000)			$52,900,000

TOTAL INVESTMENTS
(Cost $452,711,206)			$463,603,623

†	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $5,049,936, which represent 1.2% of net assets as of October 31, 2002.

α	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate (generally +/- 2.5%) principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

@	Represents security with notional or nominal principal amounts. The rate stated is the average effective yield of this security.

#	Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 2002.

°	Security is issued with a zero coupon. The interest rate disclosed represents the average effective yield to maturity.

^	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

Δ	Joint repurchase agreement was entered into on October 31, 2002.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviations:
REMIC	—	Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.       43

 GOLDMAN SACHS CORE FIXED INCOME FUND

Performance Summary
October 31, 2002

The following graph shows the value, as of October 31, 2002, of a $10,000 investment made on January 5, 1994 (commencement of operations) in the Institutional shares of the Goldman Sachs Core Fixed Income Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers Aggregate Bond Index (“Lehman Aggregate Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C, and Service shares will vary from Institutional shares due to differences in fees and loads.

Core Fixed Income Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested January 5, 1994 to October 31, 2002.

Average Annual Total Return through October 31, 2002	Since Inception	Five Years	One Year

Class A (commenced May 1, 1997)
Excluding sales charges	7.04%	6.34%	3.59%
Including sales charges	6.15%	5.38%	-1.05%

Class B (commenced May 1, 1997)
Excluding contingent deferred sales charges	6.26%	5.55%	2.70%
Including contingent deferred sales charges	6.07%	5.12%	-2.43%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	5.87%	5.56%	2.80%
Including contingent deferred sales charges	5.87%	5.56%	1.78%

Institutional Class (commenced January 5, 1994)	6.89%	6.75%	3.99%

Service Class (commenced March 13, 1996)	6.72%	6.20%	3.47%

GOLDMAN SACHS CORE FIXED INCOME FUND

Statement of Investments
October 31, 2002

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – 27.5%

Aerospace/ Defense – 0.2%
Raytheon Co.
$1,835,000	5.70%	11/01/2003	$1,872,349

Airlines – 0.3%
American Airlines, Inc.
$420,108	6.86%	10/15/2010	$380,468
Continental Airlines, Inc.
299,644	7.26	03/15/2020	224,733
810,451	7.71	10/02/2022	615,943
Delta Air Lines, Inc.
437,325	6.62	03/18/2011	389,219
Northwest Airlines, Inc.
454,149	8.07	01/02/2015	289,311
1,748,540	8.97	01/02/2015	1,059,143
NWA Trust
89,170	8.26	03/10/2006	49,711

			$3,008,528

Automotive – 1.1%
Ford Motor Co.
$1,710,000	6.63%	10/01/2028	$1,207,656
1,700,000	7.45	07/16/2031	1,298,186
Ford Motor Credit Co.
1,430,000	5.75	02/23/2004	1,402,948
4,805,000	7.60	08/01/2005	4,650,624
100,000	6.25	12/08/2005	93,500
670,000	7.38	10/28/2009	602,989
1,500,000	7.25	10/25/2011	1,310,830
General Motors Acceptance Corp.
100,000	6.75	12/10/2002	100,238
1,000,000	6.88	09/15/2011	911,282
TRW, Inc.
250,000	6.63	06/01/2004	258,899

			$11,837,152

Banks – 2.4%
Bank of America Corp.
$3,500,000	7.40%	01/15/2011	$4,083,509
Bank United Corp.
1,350,000	8.88	05/01/2007	1,594,949
BB&T Corp.
100,000	7.05	05/23/2003	102,794
1,435,000	6.50	08/01/2011	1,604,691
Citicorp
100,000	6.75	08/15/2005	109,408
CitiFinancial Credit Co.
100,000	6.50	08/01/2004	106,655
Credit Suisse First Boston USA, Inc.
2,400,000	6.13	11/15/2011	2,436,360
3,150,000	6.50	01/15/2012	3,281,094
Golden West Financial Corp.
60,000	5.50	08/08/2006	64,474
J.P. Morgan Chase & Co.
100,000	7.50	02/01/2003	101,333
175,000	5.75	04/15/2004	182,125
1,155,000	6.63	03/15/2012	1,238,944
50,000	6.50	06/03/2013	50,114
Popular North America, Inc.
3,500,000	6.13	10/15/2006	3,752,098
Republic New York Corp.
440,000	7.75	05/15/2009	506,616
The Bank of New York Co., Inc
100,000	8.50	12/15/2004	111,883
Washington Mutual Bank FA
2,800,000	6.88	06/15/2011	3,076,257
Washington Mutual, Inc.
3,450,000	8.25	04/01/2010	3,992,588
Wells Fargo & Co.
1,000,000	6.88	04/01/2006	1,115,429

			$27,511,321

Broker Dealer – 0.6%
Morgan Stanley
$1,000,000	6.75%	04/15/2011	$1,093,779
5,115,000	6.60	04/01/2012	5,568,726
World Financial Properties†
415,933	6.91	09/01/2013	437,815

			7,100,320

Building Materials – 0.1%
CRH America, Inc.
$1,100,000	6.95%	03/15/2012	$1,206,560

Chemicals – 0.1%
Rohm & Haas Co.
$795,000	7.85%	07/15/2029	$946,756

Construction Machinery – 0.0%
Deere & Co.
$100,000	6.55%	07/15/2004	$106,486

Consumer Cyclicals – 0.3%
Cendant Corp.
$80,000	7.75%	12/01/2003	$78,800
3,590,000	6.88	08/15/2006	3,518,200

			$3,597,000

Consumer Products – 0.1%
International Flavors & Fragrances, Inc.
$870,000	6.45%	05/15/2006	$941,900

Distributors – 0.3%
KeySpan Corp.
$400,000	7.25%	11/15/2005	$445,034
2,390,000	7.63	11/15/2010	2,765,789

			$3,210,823

Diversified Industrial Manufacturing – 1.1%
Tyco International Group SA
$3,760,000	6.38%	06/15/2005	$3,421,600
650,000	6.13	01/15/2009	559,000
1,640,000	6.75	02/15/2011	1,394,000
5,700,000	6.38	10/15/2011	5,016,000
2,000,000	6.88	01/15/2029	1,560,000

			$11,950,600

The accompanying notes are an integral part of these financial statements.       45

 GOLDMAN SACHS CORE FIXED INCOME FUND

Statement of Investments (continued)
October 31, 2002

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – (continued)

Electric – 0.9%
Calenergy, Inc.
$1,460,000	7.23%	09/15/2005	$1,463,799
1,120,000	7.63	10/15/2007	1,235,574
Commonwealth Edison Co.
1,000,000	7.00	07/01/2005	1,095,835
MidAmerican Funding LLC
690,000	6.75	03/01/2011	723,206
Niagara Mohawk Power Corp.
400,000	7.38	08/01/2003	413,745
389,000	8.00	06/01/2004	417,426
600,000	5.38	10/01/2004	622,609
NRG Energy, Inc.*
200,000	8.70 †	03/15/2005	40,000
1,775,000	7.75	04/01/2011	337,250
750,000	8.63	04/01/2031	142,500
Progress Energy, Inc.
1,400,000	6.75	03/01/2006	1,438,108
TXU US Holding Co.
1,550,000	6.75	04/01/2003	1,556,660
700,000	6.38	06/15/2006	581,000

			$10,067,712

Entertainment – 0.9%
Time Warner Entertainment Co. LP
$2,000,000	7.25%	09/01/2008	$2,000,000
Time Warner, Inc.
1,000,000	6.85	01/15/2026	1,000,000
Viacom, Inc.
3,400,000	7.75	06/01/2005	3,787,807
2,390,000	7.70	07/30/2010	2,782,354

			$9,570,161

Environmental – 1.0%
Republic Services, Inc.
$1,370,000	6.63%	05/15/2004	$1,439,407
1,250,000	7.13	05/15/2009	1,378,552
Waste Management, Inc.
1,000,000	6.38	12/01/2003	1,004,757
2,050,000	7.00	10/01/2004	2,110,865
1,025,000	7.00	05/15/2005	1,074,661
4,000,000	7.38	08/01/2010	4,200,872

			$11,209,114

Finance Companies – 0.3%
Astoria Financial Corp.†
$2,700,000	5.75%	10/15/2012	$2,670,587
General Motors Acceptance Corp.
100,000	6.20	01/15/2006	97,355

			$2,767,942

Food & Beverage – 0.9%
Cargill, Inc.†
$2,000,000	6.38%	06/01/2012	$2,205,456
ConAgra Foods, Inc.
1,800,000	7.88	09/15/2010	2,138,917
730,000	8.25	09/15/2030	917,505
Tyson Foods, Inc.
500,000	7.25	10/01/2006	548,372
3,905,000	8.25	10/01/2011	4,502,932

			$10,313,182

Gaming – 0.3%
Park Place Entertainment Corp.
$950,000	8.50%	11/15/2006	$988,029
1,745,000	7.50	09/01/2009	1,753,725

			$2,741,754

Health Care – 1.0%
Anthem Inc.
$2,600,000	6.80%	08/01/2012	$2,800,098
Anthem Insurance Cos., Inc.†
1,500,000	9.13	04/01/2010	1,787,871
HCA, Inc.
800,000	7.88	02/01/2011	858,136
1,700,000	6.95	05/01/2012	1,722,333
Healthsouth Corp.
760,000	7.63	06/01/2012	600,400
Quest Diagnostics, Inc.
1,215,000	6.75	07/12/2006	1,318,275
Tenet Healthcare Corp.
2,500,000	6.50	06/01/2012	2,430,250

			$11,517,363

Home Construction – 0.1%
Centex Corp.
$600,000	9.75%	06/15/2005	$670,754
265,000	7.35	04/04/2006	283,505

			$954,259

Independent – 0.5%
Burlington Resources Finance Co.
$1,400,000	7.40%	12/01/2031	$1,567,535
Devon Energy Corp.
1,000,000	7.95	04/15/2032	1,144,806
Devon Financing Corp. ULC
2,390,000	6.88	09/30/2011	2,621,465

			$5,333,806

Integrated – 0.4%
ConocoPhillips†
$2,600,000	4.75%	10/15/2012	$2,564,260
Occidental Petroleum Corp.
500,000	6.40 #	04/01/2003	508,150
700,000	9.25	08/01/2019	881,673
Tosco Corp.
1,000,000	8.25	05/15/2003	1,030,839

			$4,984,922

Life Insurance – 1.2%
AXA Financial, Inc.
$3,300,000	7.00%	04/01/2028	$3,202,789
Lincoln National Corp.
3,000,000	6.50	03/15/2008	3,188,451

46       The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – (continued)

Life Insurance – (continued)
Principal Financial Group Australia†
$2,350,000	8.20%	08/15/2009	$2,696,195
Prudential Insurance Co. of America†
900,000	6.88	04/15/2003	917,622
3,800,000	6.38	07/23/2006	4,045,670

			$14,050,727

Media-Cable – 0.9%
Comcast Cable Communications, Inc.
$2,250,000	6.38%	01/30/2006	$2,205,000
550,000	8.38	05/01/2007	566,500
Cox Communications, Inc.
500,000	7.50	08/15/2004	524,727
190,000	6.40	08/01/2008	188,099
2,420,000	7.75	11/01/2010	2,566,829
520,000	6.80	08/01/2028	449,512
Lenfest Communications, Inc.
2,300,000	8.38	11/01/2005	2,300,000
Shaw Communications, Inc.
1,850,000	7.25	04/06/2011	1,670,866

			$10,471,533

Media-Non Cable – 0.3%
Chancellor Media Corp. LA
$725,000	8.00%	11/01/2008	$768,500
Intelsat Ltd.†
1,450,000	7.63	04/15/2012	1,436,965
News America Holdings, Inc.
540,000	8.00	10/17/2016	551,095
200,000	7.25	05/18/2018	182,566
195,000	7.13	04/08/2028	165,384
PanAmSat Corp.
540,000	6.00	01/15/2003	538,650

			$3,643,160

Metals – 0.2%
Alcoa, Inc.
$2,500,000	6.00%	01/15/2012	$2,696,623

Noncaptive-Consumer – 1.9%
American General Finance Corp.
$3,915,000	5.88%	07/14/2006	$4,182,798
685,000	8.45	10/15/2009	802,371
Countrywide Capital Corp. III
1,080,000	8.05	06/15/2027	1,096,751
Countrywide Funding Corp.
3,535,000	6.88	09/15/2005	3,848,558
Countrywide Home Loans, Inc.
200,000	6.70	03/10/2005	213,457
2,400,000	5.50	08/01/2006	2,493,681
600,000	5.63	05/15/2007	628,096
1,050,000	6.25	04/15/2009	1,118,899
Homeside Lending, Inc.
1,760,000	6.20	05/15/2003	1,782,142
1,360,000	6.75	08/01/2004	1,446,642
Household Finance Corp.
1,000,000	8.00	07/15/2010	913,732
3,000,000	6.75	05/15/2011	2,659,683

			$21,186,810

Noncaptive-Diversified – 0.5%
General Electric Capital Corp.
$100,000	8.75%	05/21/2007	$118,511
The CIT Group, Inc.
1,185,000	5.63	05/17/2004	1,180,983
2,105,000	7.63	08/16/2005	2,175,372
2,200,000	6.50	02/07/2006	2,203,190

			$5,678,056

Oil Services – 0.4%
Petroleum Geo-Services ASA
$830,000	7.13%	03/30/2028	$224,100
Schlumberger Technology Corp.†
4,000,000	6.50	04/15/2012	4,412,300

			$4,636,400

Paper – 0.3%
Weyerhaeuser Co.
$1,000,000	6.13%	03/15/2007	$1,052,122
2,450,000	6.75	03/15/2012	2,567,862

			$3,619,984

Pipelines – 0.3%
Kinder Morgan Energy Partners LP
$3,075,000	6.75%	03/15/2011	$3,265,093
450,000	7.75	03/15/2032	479,740

			$3,744,833

Property/ Casualty Insurance – 0.8%
Ace Ltd.
$4,000,000	6.00%	04/01/2007	$4,158,524
Allstate Financial Global Funding†
1,600,000	6.50	06/14/2011	1,719,466
Hartford Financial Services Group, Inc.
1,000,000	4.70	09/01/2007	998,318
2,000,000	7.90	06/15/2010	2,248,282

			$9,124,590

REIT – 0.9%
EOP Operating LP
$750,000	7.75%	11/15/2007	$844,832
Liberty Property LP
805,000	7.10	08/15/2004	853,212
1,100,000	7.25	03/15/2011	1,174,011
1,800,000	6.38	08/15/2012	1,821,917
Simon Property Group LP
1,595,000	6.63	06/15/2003	1,634,259
700,000	6.75	07/15/2004	739,618
1,200,000	6.38	11/15/2007	1,284,350
300,000	6.35 †	08/28/2012	307,540

The accompanying notes are an integral part of these financial statements.       47

 GOLDMAN SACHS CORE FIXED INCOME FUND

Statement of Investments (continued)
October 31, 2002

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – (continued)

REIT – (continued)
Spieker Properties LP
$1,800,000	7.65%	12/15/2010	$2,031,678

			$10,691,417

Retailers – 0.4%
Sears Roebuck Acceptance Corp.
$4,650,000	7.00%	02/01/2011	$4,324,500
Target Corp.
100,000	5.50	04/01/2007	107,531
Wal-Mart Stores, Inc.
100,000	6.38	03/01/2003	101,406
100,000	6.88	08/10/2009	115,395

			$4,648,832

Supermarkets – 0.8%
Fred Meyer, Inc. Holding Co.
$350,000	7.45%	03/01/2008	$397,065
Kroger Co.
3,250,000	7.25	06/01/2009	3,568,682
Safeway, Inc.
5,000,000	6.15	03/01/2006	5,358,192

			$9,323,939

Telecommunications – 3.5%
360 Communications Co.
$1,015,000	7.13%	03/01/2003	$1,028,407
AT&T Corp.
170,000	5.63	03/15/2004	169,150
3,130,000	6.00	03/15/2009	2,926,550
British Telecommunications PLC
5,200,000	8.38	12/15/2010	6,091,666
550,000	8.88	12/15/2030	660,007
CenturyTel, Inc.†
1,850,000	7.88	08/15/2012	2,052,323
Citizens Communications Co.
1,900,000	7.63	08/15/2008	1,862,000
625,000	9.25	05/15/2011	606,250
1,700,000	9.00	08/15/2031	1,496,000
Deutsche Telekom International Finance B.V.
4,100,000	8.75	06/15/2030	4,437,266
GTE California, Inc.
370,000	7.65	03/15/2007	412,073
Koninklijke (Royal) KPN NV
3,650,000	8.00	10/01/2010	4,103,403
1,800,000	8.38	10/01/2030	2,039,634
New York Telephone Co.
100,000	6.50	03/01/2005	106,329
Qwest Capital Funding, Inc.
2,000,000	7.75	08/15/2006	1,240,000
1,250,000	7.90	08/15/2010	675,000
320,000	7.63	08/03/2021	153,600
1,130,000	7.75	02/15/2031	553,700
Qwest Corp.
485,000	7.63	06/09/2003	468,025
940,000	7.20	11/01/2004	878,900
200,000	8.88 †	03/15/2012	180,000
100,000	7.50	06/15/2023	71,500
130,000	6.88	09/15/2033	89,700
SBC Communications, Inc.
50,000	5.75	05/02/2006	53,444
Sprint Capital Corp.
905,000	6.00	01/15/2007	728,525
200,000	6.13	11/15/2008	156,000
1,700,000	6.88	11/15/2028	1,122,000
Verizon Global Funding Corp.
5,380,000	7.25	12/01/2010	5,803,318

			$40,164,770

Tobacco – 1.1%
Philip Morris Companies, Inc.
$1,450,000	7.00%	07/15/2005	$1,566,383
4,300,000	6.95	06/01/2006	4,624,551
R.J. Reynolds Tobacco Holdings, Inc.
2,835,000	7.38	05/15/2003	2,882,869
UST, Inc.†
3,500,000	6.63	07/15/2012	3,710,067

			$12,783,870

Transportation – 0.1%
The Hertz Corp.
$650,000	6.00%	01/15/2003	$646,565
500,000	7.00	07/15/2003	496,359

			$1,142,924

Utility – 0.1%
Midamerican Energy Holdings Co.†
$1,100,000	5.88%	10/01/2012	$1,081,097

Wireless Telecommunications – 0.9%
AT&T Wireless Services, Inc.
$1,850,000	7.88%	03/01/2011	$1,609,500
Verizon Wireless, Inc.†
2,550,000	5.38	12/15/2006	2,499,000
Vodafone Americas Asia, Inc.
70,000	7.00	10/01/2003	72,898
1,500,000	7.50	07/15/2006	1,639,146
Vodafone Group PLC
4,250,000	7.75	02/15/2010	4,843,131

			$10,663,675

TOTAL CORPORATE BONDS
(Cost $313,766,310)			$312,103,250

48       The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Agency Debentures – 11.9%

Federal Home Loan Bank
$100,000	7.25%	05/15/2003	$103,157
8,700,000	7.25	05/13/2005	9,779,574
200,000	5.38	02/15/2006	216,890
5,000,000	5.38	05/15/2009	5,433,150
Federal Home Loan Mortgage Corp.
16,200,000	4.00	12/10/2004	16,422,330
14,000,000	5.75	04/29/2009	14,593,599
7,000,000	5.00	07/30/2009	7,152,110
5,000,000	6.25	06/28/2011	5,302,475
Federal National Mortgage Association
4,500,000	3.30	02/25/2004	4,522,611
2,000,000	3.50	06/17/2004	2,022,146
9,000,000	3.70	09/10/2004	9,107,257
1,900,000	3.95	11/22/2004	1,923,361
9,300,000	4.21	06/03/2005	9,540,238
10,000,000	4.50	07/29/2005	10,137,445
100,000	6.00	12/15/2005	110,469
3,000,000	4.65	12/19/2005	3,087,450
5,300,000	3.32	09/27/2006	5,377,830
15,000,000	5.75	02/15/2008	16,687,800
10,700,000	6.00	05/15/2008	12,024,446
Small Business Administration
1,914,029	6.30	06/01/2018	2,105,780

TOTAL AGENCY DEBENTURES
(Cost $133,659,678)			$135,650,118

Asset-Backed Securities – 13.5%

Auto – 3.1%
Americredit Automobile Receivables Trust Series 1999-B, Class A4
$407,682	5.96%	03/12/2006	$414,027
Americredit Automobile Receivables Trust Series 2000-A, Class A4
800,000	7.29	12/05/2006	844,399
ANRC Auto Owner Trust Series 1999-A, Class A4
567,246	6.94	04/17/2006	573,783
CPS Auto Trust Series 2002-A, Class A1
6,766,549	3.74	01/15/2006	6,849,020
MFN Auto Receivables Trust Series 2002-A, Class A1†
8,778,946	3.81	01/15/2005	8,894,170
Onyx Acceptance Auto Trust Series 1999-D, Class A4
1,629,359	7.00	11/15/2004	1,662,369
Onyx Acceptance Auto Trust Series 2000-A, Class A4
656,398	7.42	12/15/2004	674,849
Onyx Acceptance Auto Trust Series 2001-A, Class A4
10,000,000	7.44	11/15/2007	10,624,983
WFS Financial Owner Trust Series 2000-B, Class A4
4,500,000	7.84	02/20/2006	4,702,814

			$35,240,414

Home Equity – 8.1%
Aames Mortgage Trust Series 2000-2, Class A6F§
$1,000,000	0.00/7.18%	11/25/2028	$1,091,821
AFC Home Equity Loan Trust Series 1999-1, Class 2A1#
80,672	2.21	02/24/2029	80,554
Amortizing Residential Collateral Trust Series 2002-BC1M, Class A#
17,330,141	2.09	01/01/2032	17,328,408
AQ Finance NIM Trust Series 2002-N2A†
3,819,715	8.90	05/25/2032	3,783,046
First Franklin NIM Trust Series 2002-FF1, Class A†
2,876,317	7.87	04/25/2032	2,879,481
HFC Home Equity Loan Asset Backed Certificates Series 2002-2 A#
17,064,072	2.13	04/20/2032	17,018,332
HFC Home Equity Loan Asset Backed Certificates Series 2002-3, Class A#
18,664,589	2.28	07/20/2032	18,682,049
Long Beach Mortgage Loan Trust Series 2002-4, Class 2A#
12,000,000	2.26	11/26/2032	12,075,000
NC Finance Trust Series 2002-1†
3,098,847	9.25	03/25/2032	3,098,228
Residential Asset Securities Corp. Series 2002-KS3, Class A1B#
4,762,526	2.08	05/25/2032	4,762,954
Residential Asset Securities Corp. Series 2002-KS4, Class AIIB#
2,930,147	2.08	07/25/2032	2,910,744
Salomon Brothers Mortgage Securities VII Series 2002-WMC2, Class A2#
8,500,000	2.11	09/24/2032	8,509,297

			$92,219,914

Lease – 0.3%
AESOP Funding II LLC Series 1998-1, Class A†
$3,400,000	6.14%	05/20/2006	$3,661,572

Manufactured Housing – 0.3%
Mid-State Trust Series 4, Class A
$3,589,615	8.33%	04/01/2030	$3,947,500

Other – 0.4%
ARC Net Interest Margin Trust Series 2002-6, Class A†
$2,094,620	7.75%	09/27/2032	$2,080,795
CS First Boston Mortgage Securities Corp. Series 2002-CP3, Class ASP#†
25,500,000	1.52	07/15/2035	2,055,300

			$4,136,095

Regular Floater CMOs# – 0.7%
Master Asset Backed Securities Trust Series 2002-NC1, Class A2
$7,390,000	2.26%	10/25/2032	$7,390,000

Utilities – 0.6%
Massachusetts RRB Special Purpose Trust Series 1999-1, Class A5
$6,150,000	7.03%	03/15/2012	$7,119,424

TOTAL ASSET-BACKED SECURITIES
(Cost $152,035,865)			$153,714,919

The accompanying notes are an integral part of these financial statements.       49

 GOLDMAN SACHS CORE FIXED INCOME FUND

Statement of Investments (continued)
October 31, 2002

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – 39.5%

Federal Home Loan Mortgage Corp. (FHLMC) – 6.2%
$283,248	5.50%	07/01/2013	$295,221
4,287,622	5.50	12/01/2013	4,468,865
311,180	5.50	02/01/2014	323,702
185,686	5.50	06/01/2014	193,157
387,570	5.50	09/01/2014	403,166
32,766	7.00	10/01/2014	34,676
374,548	7.00	05/01/2015	396,377
66,640	7.00	02/01/2016	70,570
4,476,551	7.50	05/01/2016	4,757,190
50,327	7.00	10/01/2017	52,665
677,044	7.00	06/01/2026	709,449
1,428,211	7.50	03/01/2027	1,513,648
431,621	8.00	06/01/2030	460,339
296,168	7.50	12/01/2030	312,368
1,343,210	7.50	01/01/2031	1,416,678
54,000,000	5.00	TBA – 15yr α	54,776,520

			$70,184,591

Federal National Mortgage Association (FNMA) – 15.4%
$29,053	6.50%	02/01/2026	$30,171
88,448	6.50	08/01/2026	91,853
76,632	6.50	09/01/2027	79,438
28,822	6.50	11/01/2027	29,877
201,354	6.50	04/01/2028	208,937
87,785	7.50	03/01/2029	92,693
68,276	7.50	08/01/2029	72,093
633,932	7.50	12/01/2030	673,011
818,238	8.00	02/01/2031	876,127
5,817,489	7.00	03/01/2031	6,100,176
1,842,461	6.50	09/01/2031	1,917,879
2,781,342	6.50	10/01/2031	2,895,335
4,735,348	6.50	11/01/2031	4,929,671
9,486,536	6.50	01/01/2032	9,876,828
145,000,000	5.00	TBA – 15yr α	146,948,800

			$174,822,889

Government National Mortgage Association (GNMA) – 1.8%
$74,567	8.00%	10/15/2014	$80,593
543,730	8.00	01/15/2015	587,803
508,612	8.00	02/15/2015	549,838
578,355	8.00	03/15/2015	625,235
35,998	8.00	05/15/2015	38,916
721,226	8.00	06/15/2015	779,687
501,801	8.00	07/15/2015	542,476
31,589	8.00	08/15/2015	34,150
33,200	8.00	10/15/2015	35,891
496,093	7.00	03/15/2023	526,613
1,604,690	7.00	10/15/2023	1,703,411
5,540,058	7.00	11/15/2023	5,880,886
7,992,555	7.00	12/15/2023	8,484,262
63,192	7.00	01/15/2024	67,079
16,241	7.00	06/15/2024	17,208
192,362	6.50	01/15/2028	200,699
272,272	6.50	02/15/2028	284,073
136,192	6.50	03/15/2028	142,094

			$20,580,914

Collateralized Mortgage Obligations (CMOs) – 16.1%
Inverse Floater# – 2.0%
FHLMC Series 1684, Class QC
$2,937,930	8.63%	03/15/2024	$2,972,195
FNMA Series 1993-175, Class SA
2,406,522	13.78	09/25/2008	2,688,213
GE Capital Mortgage Services, Inc. Series 1994-7, Class A14
3,647,368	12.71	02/25/2009	4,249,239
GNMA Series 2001-48, Class SA
903,205	20.62	10/16/2031	1,102,073
GNMA Series 2001-51, Class SA
2,023,721	24.68	10/16/2031	2,541,976
GNMA Series 2001-51, Class SB
1,995,378	20.62	10/16/2031	2,438,157
GNMA Series 2001-59, Class SA
253,399	20.46	11/16/2024	307,985
GNMA Series 2001-62, Class SB
428,040	20.13	11/16/2027	515,773
GNMA Series 2002-11, Class SA
1,403,318	29.14	02/16/2032	1,841,566
GNMA Series 2002-13, Class SB
2,960,900	29.14	02/16/2032	3,868,935

			$22,526,112

IOette@# – 0.0%
FNMA Series 1992-24, Class N
$5,240	20.58%	03/25/2007	$57,446

Non-Agency CMOs – 6.4%
Asset Securitization Corp. Series 1997-D4, Class A1D
$900,000	7.49%	04/14/2029	$1,030,105
Commercial Mortgage Acceptance Corp. Series 1998-C1, Class A2
12,110,000	6.49	07/15/2031	13,545,821
CS First Boston Mortgage Sercurities Corp. Series 1997-C2, Class A3
9,250,000	6.55	01/17/2035	10,332,110
First Union-Lehman Brothers Commercial Mortgage Services Series 1997-C1, Class A2
518,077	7.30	04/18/2029	559,323
First Union-Lehman Brothers Commercial Mortgage Services Series 1997-C1, Class A3
5,150,000	7.38	04/18/2029	5,879,523
First Union-Lehman Brothers Commercial Mortgage Services Series 1997-C2, Class A2
661,133	6.60	11/18/2029	703,031
First Union-Lehman Brothers Commercial Mortgage Services Series 1997-C2, Class A3
1,000,000	6.65	11/18/2029	1,120,222
J.P. Morgan Chase Commercial Mortgage Securities Corp. Series 2002-FL1A, Class A1#†
7,483,298	2.15	02/14/2015	7,479,855
J.P. Morgan Commercial Mortgage Finance Corp. Series 1999-C8, Class A2
3,000,000	7.40	07/15/2031	3,494,782

50       The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Non-Agency CMOs – (continued)
LB Commercial Conduit Mortgage Trust Series 1998-C1, Class A3
$9,550,000	6.48%	02/18/2030	$10,645,612
LB-UBS Commercial Mortgage Trust Series 2002-C2, Class XCP#†
37,500,000	1.30	07/15/2035	2,643,446
Merrill Lynch Mortgage Investors, Inc. Series 1998-C2, Class A3
3,690,000	6.39	02/15/2030	4,097,467
Merrill Lynch Mortgage Investors, Inc. Series 1999-C1, Class A2
4,500,000	7.56	11/15/2031	5,239,983
Structured Asset Securities Corp. Series 2000-4, Class 1A10
5,358,838	7.60	11/25/2030	5,516,977

			$72,288,257

Mezzanine CMO# – 0.4%
Structured Asset Securities Corp. Series 2000-4, Class B1
$4,918,558	8.00%	11/25/2030	$5,190,554

Planned Amortization Class (PAC) CMOs – 2.2%
FHLMC Series 1508, Class H
$5,000,000	7.50%	10/15/2022	$5,258,230
FHLMC Series 2127, Class TD
3,031,132	6.00	01/15/2011	3,106,845
FHLMC Series 2321, Class PD
8,000,000	6.50	10/15/2024	8,228,129
FHLMC Series 2330, Class PK
7,000,000	6.50	04/15/2024	7,203,734
FNMA Series 1993-78, Class H
1,000,000	6.50	06/25/2008	1,090,285

			$24,887,223

Planned Amortization – Interest Only – 0.0%@
GNMA Series 2001-6, Class PI
$2,961,919	47.05%	10/20/2027	$63,131

Principal Only° – 0.1%
FHLMC Series 1570, Class C
$1,784,693	4.54%	08/15/2023	$1,750,736

Regular Floater CMOs# – 2.6%
Countrywide Funding Corp. Series 1993-4, Class A11
$9,892,501	3.95%	11/25/2008	$9,907,043
FNMA REMIC Trust Series 1993-175, Class FA
5,198,087	3.19	09/25/2008	5,325,613
GE Capital Mortgage Services, Inc. Series 1994-7, Class A13
5,000,000	4.01	02/25/2009	5,033,050
GE Capital Mortgage Services, Inc. Series 2000-13, Class A6
32,733	2.78	11/25/2030	32,751
Indy Mac Home Equity ABS, Inc. Series 2002-B, Class AV
9,000,000	2.28	10/25/2033	9,000,000

			$29,298,457

Sequential Fixed Rate CMOs – 2.2%
Banc of America Funding Corp. Series 2000-1, Class 1A2
$3,631,368	6.75%	11/20/2032	$3,638,341
Citicorp Mortgage Securities, Inc. Series 2000-1, Class A1
420,220	7.00	01/25/2031	420,578
First Nationwide Trust Series 1999-5, Class 1PA1
7,850,892	7.00	01/19/2030	8,102,356
FNMA Series 2001-M2, Class C
6,256,522	6.30	09/25/2015	6,670,707
PNC Mortgage Securities Corp. Series 2000-3, Class 2A4
4,893,471	8.00	05/25/2030	5,136,264
Residential Accredit Loans, Inc. Series 2000-QS14, Class NB1
840,315	7.75	12/25/2030	843,500
Wells Fargo Mortgage Backed Securities Trust Series 2001-12, Class IA43
228,538	6.75	06/25/2031	228,446

			$25,040,192

Support – 0.2%
Countrywide Funding Corp. Series 1993-2, Class A5A
$2,194,515	6.50%	10/25/2008	$2,211,939

TOTAL CMOs			$183,314,047

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $439,283,016)			$448,902,441

Emerging Market Debt – 1.2%

Mexico Government International Bond
$6,680,000	11.38%	09/15/2016	$8,450,200
PDVSA Finance Ltd.
3,240,000	6.45	02/15/2004	3,163,050
Pemex Finance Ltd.
600,000	8.02	05/15/2007	639,555
700,000	9.15	11/15/2018	831,118

TOTAL EMERGING MARKET DEBT
(Cost $12,876,386)			$13,083,923

Sovereign Credit – 0.2%

Province of Quebec
$1,900,000	6.13%	01/22/2011	$2,119,014

TOTAL SOVEREIGN CREDIT
(Cost $1,959,386)			$2,119,014

The accompanying notes are an integral part of these financial statements.       51

 GOLDMAN SACHS CORE FIXED INCOME FUND

Statement of Investments (continued)
October 31, 2002

Principal	Interest	Maturity
Amount	Rate	Date	Value
U.S. Treasury Obligations – 21.6%

United States Treasury Interest-Only Stripped Securities@
$11,000,000	4.94%	02/15/2014	$6,489,252
5,600,000	5.85	05/15/2023	1,804,701
6,800,000	5.27	08/15/2025	1,931,479
United States Treasury Principal-Only Stripped Securities°
300,000	3.58	11/15/2004	289,471
560,000	6.25	05/15/2018	247,289
5,850,000	6.24	05/15/2021	2,131,792
2,100,000	5.87	11/15/2024	623,047
15,950,000	5.53	08/15/2025	4,550,583
United States Treasury Bonds
3,000,000	8.88	08/15/2017	4,317,390
5,000,000	8.75	08/15/2020	7,245,750
13,050,000	6.88 ^	08/15/2025	16,128,757
United States Treasury Notes
50,000,000	2.13	08/31/2004	50,444,500
50,000,000	1.88	09/30/2004	50,210,499
30,000,000	2.13	10/31/2004	30,255,469
17,000,000	5.75	11/15/2005	18,798,940
150,000	7.00	07/15/2006	174,231
7,500,000	3.25	08/15/2007	7,671,090
15,321,943	3.63	01/15/2008	16,605,156
19,437,771	4.25	01/15/2010	21,943,416
3,000,000	6.50	02/15/2010	3,566,730

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $241,185,319)			$245,429,542

Repurchase Agreement – 3.2%

Joint Repurchase Agreement Account IIΔ
$36,100,000	1.94%	11/01/2002	$36,100,000
Maturity Value: $36,101,945

TOTAL REPURCHASE AGREEMENT
(Cost $36,100,000)			$36,100,000

TOTAL INVESTMENTS
(Cost $1,330,865,960)			$1,347,103,207

†	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $71,340,127, which represent 6.3% of net assets as of October 31, 2002.
#	Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 2002.
α	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate (generally
+/-2.5%) principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
@	Represents security with notional or nominal principal amount. The rate stated is the average effective yield of this security.
°	Security is issued with a zero coupon. The interest rate disclosed represents the average effective yield to maturity.
^	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.
§	These securities are issued with a zero coupon which increases to the stated rate at a set date in the future.
Δ	Joint repurchase agreement was entered into on October 31, 2002.
*	Security currently in default.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviations:
REIT—Real Estate Investment Trust

52       The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Performance Summary
October 31, 2002

The following graph shows the value, as of October 31, 2002, of a $10,000 investment made on September 1, 1991 in Class A shares (with the maximum sales charge of 4.5%) of the Goldman Sachs Global Income Fund. For comparative purposes, the performance of the Fund’s benchmark, the J.P. Morgan Global Government Bond Index hedged to U.S. Dollars (the “JP Morgan GGB Index — $ Hedged”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A shares due to differences in fees and loads.

Global Income Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested September 1, 1991 to October 31, 2002.(a)

Average Annual Total Return through October 31, 2002	Since Inception	Ten Years	Five Years	One Year

Class A (commenced August 2, 1991)
Excluding sales charges	6.92%	6.71%	5.25%	1.08%
Including sales charges	6.48%	6.22%	4.28%	-3.44%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	5.98%	n/a	4.72%	0.59%
Including contingent deferred sales charges	5.98%	n/a	4.29%	-4.44%

Class C (commenced August 15, 1997)
Excluding sales charges	5.12%	n/a	4.71%	0.59%
Including sales charges	5.12%	n/a	4.71%	-0.41%

Institutional Class (commenced August 1, 1995)	7.71%	n/a	5.94%	1.82%

Service Class (commenced March 12, 1997)	5.93%	n/a	5.39%	1.24%

(a)	For comparative purposes, initial investments are assumed to be made on the first day of the month following commencement of operations.

 GOLDMAN SACHS GLOBAL INCOME FUND

Statement of Investments
October 31, 2002

Principal	Interest	Maturity
Amount€	Rate	Date	Value
Foreign Debt Obligations – 59.1%

Australian Dollar – 0.2%
Government of Australia
AUD1,600,000	6.50%	05/15/2013	$950,795

Canadian Dollar – 1.8%
Government of Canada
CAD5,700,000	10.25%	03/15/2014	$5,234,713
3,100,000	8.00	06/01/2027	2,615,775

			$7,850,488

Danish Krone – 2.7%
Kingdom of Denmark
DKK22,000,000	8.00%	03/15/2006	$3,298,449
60,000,000	6.00	11/15/2011	8,707,752

			$12,006,201

Euro Currency – 29.4%
Federal Republic of Germany
EUR20,000,000	7.38%	01/03/2005	$21,478,555
4,500,000	5.25	01/04/2008	4,734,976
6,800,000	5.00	07/04/2012	6,983,911
1,200,000	6.25	01/04/2024	1,359,744
5,400,000	6.25	01/04/2030	6,217,894
7,200,000	5.50	01/04/2031	7,539,856
Gallaher Group PLC
2,275,339	5.88	08/06/2008	2,297,253
Government of France
5,000,000	6.50	10/25/2006	5,461,798
4,500,000	5.50	10/25/2007	4,757,568
14,100,000	5.50	04/25/2010	14,856,755
5,500,000	8.50	10/25/2019	7,617,288
7,000,000	5.50	04/25/2029	7,278,232
Household Finance Corp.
1,700,000	6.25	09/21/2005	1,448,689
1,800,000	5.88	03/31/2008	1,367,471
Kingdom of Belgium
4,300,000	6.50	03/31/2005	4,556,001
3,600,000	4.75	09/28/2006	3,697,447
Kingdom of Spain
11,400,000	3.25	01/31/2005	11,285,779
Kingdom of The Netherlands
2,000,000	3.75	07/15/2009	1,925,753
Republic of Italy
2,000,000	4.00	07/15/2004	2,008,450
800,000	4.75	03/15/2006	820,684
2,600,000	4.38	10/25/2006	2,736,809
6,000,000	5.00	02/01/2012	6,089,902
TPS Eurofinance BV^
460,000	6.63	03/01/2006	427,340
Tyco International Group SA
6,570,000	6.13	04/04/2007	5,405,529

			$132,353,684

German Mark – 1.6%
Citicorp
DEM4,500,000	6.25%	09/19/2009	$2,389,272
1,100,000	5.50	06/30/2010	557,992
Countrywide Home Loans, Inc.
4,400,000	5.25	12/15/2005	2,224,420
Royal Bank of Scotland PLC
3,700,000	5.25	07/22/2008	1,937,966

			$7,109,650

Great Britain Pound – 4.5%
DaimlerChrysler NA Holding Corp.
GBP1,000,000	7.50%	12/07/2006	$1,616,504
Lehman Brothers Holdings PLC
2,900,000	6.95	06/22/2004	4,670,071
North American Capital Corp.
1,300,000	8.25	11/17/2003	2,095,088
Royal Bank of Scotland PLC
1,500,000	8.38	01/29/2007	2,652,481
United Kingdom Treasury
400,000	6.75	11/26/2004	661,887
2,000,000	8.50	07/16/2007	3,675,092
1,500,000	5.00	03/07/2012	2,421,473
Vodafone AirTouch PLC
1,500,000	7.50	03/19/2004	2,412,163

			$20,204,759

Hungarian Forint – 0.8%
Hungary Republic
HUF920,000,000	6.25%	06/12/2007	$3,525,305

Japanese Yen – 11.2%
Government of Japan
JPY1,100,000,000	1.90%	12/20/2010	$9,790,919
3,985,000,000	1.30	06/20/2012	33,492,567
300,000,000	2.50	12/21/2020	2,852,042
515,000,000	1.90	03/22/2021	4,429,826

			$50,565,354

Polish Zloty – 4.6%
Government of Poland
PLN52,100,000	8.50%	11/12/2006	$13,963,771
25,500,000	8.50	05/12/2007	6,892,063

			$20,855,834

Swedish Krona – 2.3%
Kingdom of Sweden
SEK99,000,000	3.50%	04/20/2006	$10,453,314

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $256,331,513)			$265,875,384

54      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal	Interest	Maturity
Amount €	Rate	Date	Value
Corporate Bonds – 16.7%

Airlines – 0.1%
Continental Airlines, Inc.
USD183,882	6.54%	09/15/2008	$101,135
Northwest Airlines, Inc.
250,456	7.67	01/02/2015	175,320
227,075	8.07	01/02/2015	144,656
208,160	8.97	01/02/2015	126,088

			$547,199

Automotive – 0.6%
Ford Motor Credit Co.
USD510,000	6.00%	01/14/2003	$509,769
370,000	7.60	08/01/2005	358,113
General Motors Acceptance Corp.
450,000	6.13	09/15/2006	436,979
1,470,000	7.00	02/01/2012	1,354,767
The Hertz Corp.
250,000	6.00	01/15/2003	248,679

			$2,908,307

Chemicals – 0.9%
Air Products & Chemicals, Inc.
USD1,500,000	8.50%	04/01/2006	$1,622,730
The Dow Chemical Co
2,170,000	5.25	05/14/2004	2,206,739

			$3,829,469

Commercial Banks – 1.0%
Bank of America Corp.
USD300,000	9.20%	05/15/2003	$311,773
200,000	6.38	05/15/2005	217,564
200,000	7.88	05/16/2005	225,159
150,000	7.25	10/15/2025	168,650
Citicorp
300,000	8.00	02/01/2003	304,215
100,000	7.20	06/15/2007	113,206
Citigroup, Inc.
1,250,000	6.75	12/01/2005	1,374,492
DBS Group Holdings Ltd.
1,000,000	7.88	08/10/2009	1,145,772
Wells Fargo & Co.
360,000	6.63	07/15/2004	386,446
Wells Fargo Bank NA#
230,000	7.80	06/15/2010	256,755

			$4,504,032

Conglomerates – 0.1%
Tyco International Group SA
USD385,000	5.88%	11/01/2004	$354,200
190,000	6.38	06/15/2005	172,900

			$527,100

Finance Companies – 1.9%
General Electric Capital Corp.
USD3,520,000	5.00%	06/15/2007	$3,683,998
The CIT Group, Inc.
2,820,000	5.50	05/16/2005	2,584,947
Washington Mutual Finance Corp.
2,020,000	8.25	06/15/2005	2,265,377

			$8,534,322

Food – 1.2%
Kellogg Co.
USD2,700,000	6.00%	04/01/2006	$2,945,020
Tyson Foods, Inc.
2,350,000	7.25	10/01/2006	2,577,346

			$5,522,366

Insurance Companies – 0.6%
American General Finance Corp.
USD490,000	5.75%	11/01/2003	$507,080
Prudential Insurance Co. of America
1,900,000	6.38	07/23/2006	2,039,876

			$2,546,956

Media-Cable – 0.5%
Comcast Cable Communications
USD1,900,000	8.38%	05/01/2007	$1,957,000
Cox Communications, Inc.
125,000	7.50	08/15/2004	131,182
45,000	7.75	08/15/2006	47,980
75,000	6.40	08/01/2008	74,249

			$2,210,411

Media-Non Cable – 0.9%
CBS Corp.
USD170,000	6.88%	09/01/2003	$175,216
PanAmSat Corp.
165,000	6.13	01/15/2005	160,875
Viacom, Inc.
450,000	7.75	06/01/2005	501,328
3,000,000	6.40	01/30/2006	3,257,426

			$4,094,845

Mortgage Banks – 0.7%
Countrywide Home Loans, Inc.
USD450,000	6.45%	02/27/2003	$456,169
2,000,000	5.25	06/15/2004	2,071,538
Homeside Lending, Inc.
400,000	6.20	05/15/2003	405,032

			$2,932,739

Paper – 0.5%
Weyerhaeuser Co.
USD2,300,000	6.13%	03/15/2007	$2,419,881

The accompanying notes are an integral part of these financial statements.      55

 GOLDMAN SACHS GLOBAL INCOME FUND

Statement of Investments  (continued)
October 31, 2002

Principal	Interest	Maturity
Amount €	Rate	Date	Value
Corporate Bonds – (continued)

REIT – 0.7%
EOP Operating LP
USD1,730,000	6.63%	02/15/2005	$1,825,595
Liberty Property LP
235,000	6.97	12/11/2003	244,094
Simon Property Group LP
1,000,000	6.63	06/15/2003	1,024,614

			$3,094,303

Telecommunications – 3.9%
Bell Atlantic New Jersey, Inc.
USD65,000	8.00%	06/01/2022	$71,097
British Telecommunications PLC
5,210,000	8.13	12/15/2010	6,103,381
Citizens Communications Co.
720,000	9.25	05/15/2011	698,400
500,000	9.00	08/15/2031	440,000
Deutsche Telekom AG
3,420,000	7.75	06/15/2005	3,685,768
Sogerim
3,520,000	7.00	04/20/2011	3,686,472
Verizon Global Funding Corp.
2,740,000	6.13	06/15/2007	2,907,629

			$17,592,747

Telecommunications-Cellular – 0.2%
Vodafone Group PLC
USD940,000	7.75%	02/15/2010	$1,074,291

Tobacco – 1.1%
Imperial Tobacco Finance PLC
EUR730,000	5.75%	06/06/2005	$739,098
Imperial Tobacco Overseas BV
USD1,800,000	7.13	04/01/2009	1,946,032
Philip Morris Companies, Inc.
USD1,850,000	7.50	04/01/2004	1,957,668
95,000	6.95	06/01/2006	102,170

			$4,744,968

Utilities – 0.8%
Alabama Power Co.
USD2,000,000	4.88%	09/01/2004	$2,080,872
Sprint Capital Corp.
410,000	6.00	01/15/2007	330,050
United Utilities PLC
1,045,000	6.45	04/01/2008	1,104,304

			$3,515,226

Yankee Banks – 1.0%
HSBC Holdings PLC
USD90,000	7.50%	07/15/2009	$104,872
Merita Bank Ltd.
1,010,000	6.50	04/01/2009	1,109,313
Republic New York Corp.
USD85,000	7.75	05/15/2009	97,869
Santander Financial Issuances
1,100,000	7.88	04/15/2005	1,189,674
Sparebanken Rogaland†#^
1,800,000	9.20	08/18/2004	1,957,203

			$4,458,931

TOTAL CORPORATE BONDS
(Cost $71,149,303)			$75,058,093

Agency Debentures – 1.0%

Federal Home Loan Mortgage Corp.
USD4,700,000	5.13%	08/20/2012	$4,710,105

TOTAL AGENCY DEBENTURES
(Cost $4,667,143)			$4,710,105

Mortgage-Backed Obligations – 0.7%

Collateralized Mortgage Obligations (CMOs) – 0.7%
Planned Amortization Class (PAC) CMOs – 0.7%
Federal Home Loan Mortgage Corp. Series 1623, Class PG
USD3,000,000	3.00%	07/15/2021	$3,020,830

TOTAL MORTGAGE BACKED OBLIGATIONS
(Cost $2,620,547)			$3,020,830

U.S. Treasury Obligations – 18.6%

United States Treasury Interest-Only Stripped Securities@
USD300,000	6.07%	02/15/2013	$189,027
400,000	5.60	02/15/2014	235,973
United States Treasury Principal-Only Stripped Securities°
1,520,000	6.67	11/15/2009	1,148,611
6,210,000	6.34	05/15/2020	2,397,793
1,000,000	5.94	05/15/2021	364,409
1,720,000	5.78	11/15/2021	608,820
1,000,000	5.92	11/15/2022	332,570
2,070,000	5.91	11/15/2024	614,146
2,400,000	6.06	08/15/2025	684,727
1,500,000	6.02	08/15/2026	405,977
3,210,000	5.96	11/15/2026	854,935
United States Treasury Bonds
7,300,000	8.13	08/15/2019	9,983,625
2,300,000	8.75	08/15/2020	3,333,045
5,000,000	6.88	08/15/2025	6,179,601
5,800,000	6.25	05/15/2030	6,737,975
500,000	5.38	02/15/2031	527,815

56      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal	Interest	Maturity
Amount €	Rate	Date	Value
U.S. Treasury Obligations – (continued)

United States Treasury Notes
USD12,000,000	2.75%	09/30/2003	$12,152,524
6,000,000	5.88	11/15/2004	6,499,860
21,550,000	3.50	11/15/2006	22,351,443
6,262,984	3.63	01/15/2008	6,787,509
1,070,000	4.88	02/15/2012	1,153,535

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $78,177,674)			$83,543,920

Short-Term Obligations – 5.2%

State Street Bank & Trust Euro – Time Deposit
USD23,193,000	1.75%	11/01/2002	$23,193,000

TOTAL SHORT-TERM OBLIGATIONS
(Cost $23,193,000)			$23,193,000

TOTAL INVESTMENTS
(Cost $436,139,180)			$455,401,332

€	The principal amount of each security is stated in the currency in which the bond is denominated. See below.
	AUD	=	Australian Dollar
	CAD	=	Canadian Dollar
	DKK	=	Danish Krone
	DEM	=	German Mark
	EUR	=	Euro Currency
	GBP	=	Great Britain Pound
	HUF	=	Hungarian Forint
	JPY	=	Japanese Yen
	PLN	=	Polish Zloty
	SEK	=	Swedish Krona
	USD	=	United States Dollar
†	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $1,957,203, which represents 0.4% of net assets as of October 31, 2002.
#	Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 2002.
@	Represents security with notional or nominal principal amounts. The rate stated is the average effective yield of this security.
°	Security is issued with a zero coupon. The interest rate disclosed represents the average effective yield to maturity.
^	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviations:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.      57

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Statements of Assets and Liabilities
October 31, 2002

Enhanced
Income Fund

Assets:

Investment in securities, at value (identified cost $2,747,200,307, $3,537,920,047, $648,172,194, $399,811,206, $1,294,765,960 and $436,139,180)	$2,798,142,558
Repurchase Agreement	95,300,000
Cash, at value(c)	33,875
Receivables:
Investment securities sold, at value	11,490,280
Interest, at value	32,689,173
Fund shares sold	5,769,214
Forward foreign currency exchange contracts, at value	—
Variation margin	—
Reimbursement from adviser	90,332
Other assets, at value	6,042

Total assets	2,943,521,474

Liabilities:

Payables:
Investment securities purchased, at value	1,411,004
Income distribution	709,966
Fund shares repurchased	37,542,334
Amounts owed to affiliates	882,555
Forward foreign currency exchange contracts, at value	—
Variation margin	1,605,391
Forward sale contract, at value (proceeds $36,465,625)	—
Swap interest due to counterparty	—
Swap contracts, at value	—
Accrued expenses and other liabilities, at value	258,995

Total liabilities	42,410,245

Net Assets:

Paid-in capital	2,923,315,146
Accumulated undistributed (distributions in excess of) net investment income	2,244,549
Accumulated net realized gain (loss) on investment, option, futures, swap and foreign currency related transactions	(62,141,470)
Net unrealized gain on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	37,693,004

NET ASSETS	$2,901,111,229

Net asset value, offering and redemption price per share:(a)
Class A	$10.13
Class B	—
Class C	—
Institutional	$10.12
Administration	$10.13
Service	—

Shares outstanding:
Class A	80,046,053
Class B	—
Class C	—
Institutional	204,706,286
Administration	1,872,893
Service	—

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	286,625,232

(a)	Maximum public offering price per share for Class A shares of the Enhanced Income and Ultra-Short Duration Government (NAV per share multiplied by 1.0152), Short Duration Government (NAV per share multiplied by 1.0204), Government Income, Core Fixed Income and Global Income Funds (NAV per share multiplied by 1.0471) is $10.28, $9.81, $10.33, $15.65, $10.54 and $15.02, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
(b)	Effective July 1, 2002, the Fund’s name changed from the Goldman Sachs Adjustable Rate Government Fund to the Goldman Sachs Ultra-Short Duration Government Fund.
(c)	Includes restricted cash of $25,200,000 on deposit with the swap counterparty as collateral for the Goldman Sachs Core Fixed Income Fund.

58      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Ultra-Short Duration(b)	Short Duration	Government	Core Fixed	Global
Government Fund	Government Fund	Income Fund	Income Fund	Income Fund

$3,560,953,244	$657,607,780	$410,703,623	$1,311,003,207	$455,401,332
108,800,000	26,300,000	52,900,000	36,100,000	—
143,920	57,582	44,755	25,337,901	1,467,192
513,210,998	182,729	48,282,585	491,044,283	1,116,425
23,721,560	4,446,923	2,546,855	11,340,842	9,754,943
18,688,988	8,756,226	5,427,382	6,320,492	1,981,847
—	—	—	—	2,091,874
—	183,434	47,869	191,881	859,812
—	71,834	54,201	103,216	75,493
3,133	4,504	4	2,099	516

4,225,521,843	697,611,012	520,007,274	1,881,443,921	472,749,434

471,580,812	11,552,763	101,223,582	736,953,600	15,790,993
2,921,617	601,969	198,956	1,230,228	4,651
27,323,176	835,010	952,322	1,200,199	370,691
1,728,465	511,335	334,208	569,879	455,038
—	—	—	—	6,395,808
1,372,953	—	—	—	—
36,476,650	—	—	—	—
—	—	—	2,191,661	—
—	—	—	3,667,170	—
411,413	92,125	75,466	126,042	80,843

541,815,086	13,593,202	102,784,534	745,938,779	23,098,024

3,732,604,498	683,323,402	405,763,556	1,120,428,782	462,778,663
(426,679)	242,922	303,490	(318,942)	4,217,948
(61,333,002)	(10,196,813)	1,084,339	4,695,169	(32,346,568)
12,861,940	10,648,299	10,071,355	10,700,133	15,001,367

$3,683,706,757	$684,017,810	$417,222,740	$1,135,505,142	$449,651,410

$9.66	$10.12	$14.95	$10.07	$14.34
—	$10.09	$14.95	$10.10	$14.30
—	$10.07	$14.94	$10.10	$14.27
$9.68	$10.10	$14.93	$10.09	$14.33
—	—	—	—	—
$9.69	$10.09	$14.92	$10.09	$14.31

103,580,166	24,384,078	16,635,985	31,337,010	17,838,266
—	4,944,014	3,419,717	3,577,661	2,656,731
—	9,483,414	1,613,074	1,997,566	807,956
273,468,652	27,775,951	5,529,075	72,713,818	9,990,659
—	—	—	—	—
3,702,525	1,137,341	721,341	2,948,352	82,731

380,751,343	67,724,798	27,919,192	112,574,407	31,376,343

The accompanying notes are an integral part of these financial statements.      59

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Statements of Operations
For the Year Ended October 31, 2002

Enhanced
Income Fund

Investment income:

Interest(a)	$94,910,499

Total income	94,910,499

Expenses:

Management fees	5,381,725
Distribution and service fees(c)	1,365,281
Transfer agent fees(c)	1,680,245
Custodian fees	324,109
Registration fees	257,037
Professional fees	45,307
Service share fees	—
Printing fees	52,966
Administration share fees	21,108
Trustee fees	9,946
Other	32,679

Total expenses	9,170,403

Less — expense reductions	(1,497,013)

Net Expenses	7,673,390

NET INVESTMENT INCOME	87,237,109

Realized and unrealized gain (loss) on investment, options, futures, swaps and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	2,572,654
Options Written	—
Futures transactions	(63,490,947)
Swap Contracts	—
Foreign currency related transactions	—
Net change in unrealized gain (loss) on:
Investments	30,656,281
Futures	(4,437,568)
Swap Contracts	—
Translation of assets and liabilities denominated in foreign currencies	—

Net realized and unrealized gain (loss) on investment, option, futures, swap and foreign currency related transactions:	(34,699,580)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$52,537,529

(a)	Net of $64,685 in foreign withholding tax for the Global Income Fund.
(b)	Effective July 1, 2002, the Fund’s name changed from the Goldman Sachs Adjustable Rate Government Fund to the Goldman Sachs Ultra-Short Duration Government Fund.
(c)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Administration	Service

Enhanced Income Fund	$1,365,281	$—	$—	$1,037,614	$—	$—	$639,254	$3,377	$—
Ultra-Short Duration Fund	1,283,962	—	—	975,811	—	—	585,639	—	14,574
Short Duration Fund	374,783	277,909	428,712	284,835	52,803	81,455	99,614	—	3,344
Government Income Fund	420,554	380,422	159,172	319,620	72,280	30,243	16,077	—	3,646
Core Fixed Income Fund	556,181	291,031	148,524	422,697	55,296	28,220	254,178	—	10,655
Global Income Fund	1,362,181	350,859	100,755	517,629	66,663	19,143	61,961	—	573

60      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Ultra-Short(b)
Duration	Short Duration	Government	Core Fixed	Global
Government Fund	Government Fund	Income Fund	Income Fund	Income Fund

$83,277,036	$22,380,668	$14,283,093	$56,359,789	$22,303,646

83,277,036	22,380,668	14,283,093	56,359,789	22,303,646

8,056,465	2,389,845	1,764,665	3,714,047	4,265,398
1,283,962	1,081,404	960,148	995,736	1,813,795
1,576,024	522,051	441,866	771,046	665,969
319,195	203,666	182,903	370,922	413,025
386,498	118,614	86,297	71,843	65,131
44,308	44,294	45,308	45,309	49,808
182,176	41,791	45,574	133,192	7,166
40,825	40,825	40,825	40,825	40,825
—	—	—	—	—
9,946	9,946	9,946	9,946	9,946
57,457	56,806	47,325	58,554	34,322

11,956,856	4,509,242	3,624,857	6,211,420	7,365,385

(8,900)	(496,717)	(700,380)	(8,412)	(1,778,934)

11,947,956	4,012,525	2,924,477	6,203,008	5,586,451

71,329,080	18,368,143	11,358,616	50,156,781	16,717,195

4,445,720	2,537,373	1,234,548	141,041	(1,708,223)
—	—	—	—	97,098
(40,183,486)	3,681,731	1,250,291	3,546,633	(7,751,094)
—	—	—	2,658,174	—
—	—	—	(5,002)	(12,895,375)
22,776,850	4,021,268	4,277,446	(7,362,941)	14,463,798
(10,856,644)	(1,515,169)	(1,191,061)	(3,410,076)	96,444
—	—	—	(3,667,170)	—
—	—	—	(16,326)	(3,792,929)

(23,817,560)	8,725,203	5,571,224	(8,115,667)	(11,490,281)

$47,511,520	$27,093,346	$16,929,840	$42,041,114	$5,226,914

The accompanying notes are an integral part of these financial statements.     61

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Statements of Changes in Net Assets
For the Year Ended October 31, 2002

Enhanced
Income Fund

From operations:

Net investment income	$87,237,109
Net realized gain (loss) on investment, options, futures, swaps and foreign currency related transactions	(60,918,293)
Net change in unrealized gain (loss) on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	26,218,713

Net increase in net assets resulting from operations	52,537,529

Distributions to shareholders:

From net investment income
Class A Shares	(19,793,051)
Class B Shares	—
Class C Shares	—
Institutional Shares	(65,322,253)
Administration Shares	(322,450)
Service Shares	—
From net realized gains
Class A Shares	—
Class B Shares	—
Class C Shares	—
Institutional Shares	—
Administration Shares	—
Service Shares	—

Total distributions to shareholders	(85,437,754)

From share transactions:

Proceeds from sales of shares	4,506,992,529
Reinvestment of dividends and distributions	79,936,959
Cost of shares repurchased	(2,617,605,588)

Net increase (decrease) in net assets resulting from share transactions	1,969,323,900

TOTAL INCREASE (DECREASE)	1,936,423,675

Net assets:

Beginning of year	964,687,554

End of year	$2,901,111,229

Accumulated undistributed (distributions in excess of) net investment income	$2,244,549

(a)	Effective July 1, 2002, the Fund’s name changed from the Goldman Sachs Adjustable Rate Government Fund to the Goldman Sachs Ultra-Short Duration Government Fund.

62      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Ultra-Short Duration(a)	Short Duration	Government	Core Fixed	Global
Government Fund	Government Fund	Income Fund	Income Fund	Income Fund

$71,329,080	$18,368,143	$11,358,616	$50,156,781	$16,717,195
(35,737,766)	6,219,104	2,484,839	6,340,846	(22,257,594)
11,920,206	2,506,099	3,086,385	(14,456,513)	10,767,313

47,511,520	27,093,346	16,929,840	42,041,114	5,226,914

(19,046,506)	(6,352,129)	(7,594,281)	(11,472,281)	(9,967,059)
—	(1,017,591)	(1,438,662)	(1,279,956)	(1,140,026)
—	(1,482,253)	(599,673)	(654,125)	(331,240)
(60,371,480)	(11,769,264)	(2,010,326)	(35,428,999)	(6,700,789)
—	—	—	—	—
(1,371,303)	(354,197)	(407,255)	(1,350,549)	(54,535)
—	—	(1,487,583)	(570,720)	—
—	—	(360,836)	(83,157)	—
—	—	(153,519)	(38,353)	—
—	—	(409,596)	(1,854,157)	—
—	—	—	—	—
—	—	(90,873)	(85,623)	—

(80,789,289)	(20,975,434)	(14,552,604)	(52,817,920)	(18,193,649)

5,006,107,081	676,659,618	376,474,236	841,685,991	110,656,381
64,446,144	15,542,700	12,055,092	40,773,780	15,510,645
(1,722,791,632)	(352,659,853)	(207,673,414)	(421,411,541)	(174,177,443)

3,347,761,593	339,542,465	180,855,914	461,048,230	(48,010,417)

3,314,483,824	345,660,377	183,233,150	450,271,424	(60,977,152)

369,222,933	338,357,433	233,989,590	685,233,718	510,628,562

$3,683,706,757	$684,017,810	$417,222,740	$1,135,505,142	$449,651,410

$(426,679)	$242,922	$303,490	$(318,942)	$4,217,947

The accompanying notes are an integral part of these financial statements.     63

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Statements of Changes in Net Assets
For the Year Ended October 31, 2001

Enhanced
Income Fund

From operations:

Net investment income	$22,534,242
Net realized gain (loss) on investment, futures and foreign currency related transactions	(1,215,251)
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	11,353,283

Net increase in net assets resulting from operations	32,672,274

Distributions to shareholders:

From net investment income
Class A shares	(1,398,841)
Class B shares	—
Class C shares	—
Institutional shares	(20,483,065)
Administration shares	(90,196)
Service shares	—
In excess of net investment income
Class A shares	—
Class B shares	—
Class C shares	—
Institutional shares	—
Administration shares	—
Service shares	—

Total distributions to shareholders	(21,972,102)

From share transactions:

Proceeds from sales of shares	960,032,510
Reinvestment of dividends and distributions	23,934,749
Cost of shares repurchased	(198,842,462)

Net increase (decrease) in net assets resulting from share transactions	785,124,797

TOTAL INCREASE (DECREASE)	795,824,969

Net assets:

Beginning of year	168,862,585

End of year	$964,687,554

Accumulated undistributed (distributions in excess of) net investment income	$445,194

(a)	Effective July 1, 2002, the Fund’s name changed from the Goldman Sachs Adjustable Rate Government Fund to the Goldman Sachs Ultra-Short Duration Government Fund.

64      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Ultra-Short Duration(a)	Short Duration	Government	Core Fixed	Global
Government Fund	Government Fund	Income Fund	Income Fund	Income Fund

$13,203,676	$12,354,319	$8,587,206	$30,790,262	$22,556,421
1,024,509	2,094,057	6,286,039	11,856,673	2,514,271
5,301,959	11,167,527	7,183,549	27,034,886	30,865,582

19,530,144	25,615,903	22,056,794	69,681,821	55,936,274

(2,385,054)	(2,122,566)	(5,822,207)	(6,603,438)	(27,088,824)
—	(434,252)	(1,155,510)	(956,964)	(2,179,743)
—	(389,087)	(476,785)	(423,301)	(612,924)
(10,480,453)	(9,341,511)	(878,723)	(22,066,116)	(25,643,331)
—	—	—	—	—
(338,169)	(406,658)	(202,920)	(1,152,586)	(176,782)
(3,232)	(7,040)	—	(75,588)	—
—	(1,440)	—	(10,954)	—
—	(1,290)	—	(4,846)	—
(14,203)	(30,983)	—	(252,586)	—
—	—	—	—	—
(458)	(1,349)	—	(13,193)	—

(13,221,569)	(12,736,176)	(8,536,145)	(31,559,572)	(55,701,604)

241,264,847	233,096,603	190,331,890	412,368,091	141,451,959
7,096,927	9,429,818	7,514,967	25,685,002	47,336,784
(103,587,594)	(94,961,824)	(100,377,724)	(162,806,484)	(290,173,663)

144,774,180	147,564,597	97,469,133	275,246,609	(101,384,920)

151,082,755	160,444,324	110,989,782	313,368,858	(101,150,250)

218,140,178	177,913,109	122,999,808	371,864,860	611,778,812

$369,222,933	$338,357,433	$233,989,590	$685,233,718	$510,628,562

$(177,385)	$(42,102)	$34,916	$(286,603)	$—

The accompanying notes are an integral part of these financial statements.     65

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements
October 31, 2002

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. The Trust includes Goldman Sachs Enhanced Income Fund (Enhanced Income), Goldman Sachs Ultra-Short Duration Government Fund (Ultra-Short Duration Government, formerly Adjustable Rate Government Fund), Goldman Sachs Short Duration Government Fund (Short Duration Government), Goldman Sachs Government Income Fund (Government Income), Goldman Sachs Core Fixed Income Fund (Core Fixed Income) and Goldman Sachs Global Income Fund (Global Income), (collectively, “the Funds” or individually a “Fund”). Enhanced Income, Ultra-Short Duration Government, Short Duration Government, Government Income and Core Fixed Income are diversified portfolios of the Trust whereas Global Income is a non-diversified portfolio. Enhanced Income offers three classes of shares — Class A, Institutional and Administration. Ultra-Short Duration Government offers three classes of shares — Class A, Institutional and Service. Government Income, Short Duration Government, Core Fixed Income and Global Income offer five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Portfolio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Trust’s Board of Trustees. In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will not be reflected in a Fund’s next determined Net Asset Value (NAV) unless the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with the applicable regulatory guidance.

B. Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, net of foreign withholding taxes and reclaims where applicable. Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

     Premiums on interest-only securities and on collateralized mortgage obligations with nominal principal amounts are amortized, on an effective yield basis, over the expected lives of the respective securities. Certain mortgage security paydown gains and losses are taxable as ordinary income (loss). Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts (OID) on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security. OID amortization on mortgage backed Real Estate Mortgage Investment Conduit (REMIC) securities is initially recorded based on estimates of principal paydowns using the most recent OID factors available from the issuer. Recorded amortization amounts are adjusted when actual OID factors are received. Market discounts and market premiums on debt securities, other than mortgage backed REMIC securities, are accreted/ amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security for Core Fixed Income. Global Income only amortizes market discounts on debt securities other than REMIC mortgage backed securities.
     As required, effective November 1, 2001, the Ultra-Short Duration Government, Short Duration Government, Government Income and the Global Income Funds have adopted the provisions of the (AICPA) Audit and Accounting Guide for Investment Companies and began amortizing discount or premiums on debt securities and reclassed all paydown losses against income. Enhanced Income and Core Fixed Income already amortize and accrete all discount and premiums. The

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
cumulative effect of this accounting change had no impact on total net assets or the net asset value per share of these funds, and the statement of changes and financial highlights have not been restated to reflect these changes in presentation for previous periods. These cumulative accounting changes resulted in the following adjustments based on securities held by the Funds on October 31, 2001:

Fund	Cost	Net unrealized appreciation

Ultra-Short Duration Government Fund	$(2,078)	$2,078

Short Duration Government Fund	(63,522)	63,522

Government Income Fund	(45,973)	45,973

Global Income Fund	(1,506,451)	1,506,451

     The effect of this change for the year ended October 31, 2002 resulted in the following adjustments:

	Net Investment	Net Unrealized Appreciation	Net Realized Gain
Fund	Income	(Depreciation)	(Loss)

Ultra-Short Duration Government	$(9,650,208)	$437,215	$9,212,993

Short Duration Government	(3,009,539)	53,702	2,955,837

Government Income	(1,197,129)	191,985	1,005,144

Global Income	(2,024,391)	745,547	1,278,844

C. Federal Taxes — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro-rata basis depending upon the nature of the expense.

     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective distribution and service plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares of the Funds separately bears its respective class-specific transfer agency fees.

E. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and sale of investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest recorded and the amounts actually received.

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements (continued)
October 31, 2002

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Mortgage Dollar Rolls — The Funds may enter into mortgage “dollar rolls” in which the Funds sell securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

G. Segregation Transactions — The Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, swap contracts, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into those transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

H. Forward Sales Contracts — The Funds may enter into forward security sales of mortgage-backed securities in which the Funds sell securities in the current month for delivery of securities defined by pool stipulated characteristics on a specified future date. The value of the contract is recorded as a liability on the Fund’s records with the difference between its market value and cash proceeds received being recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security.

I. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodian.

3. AGREEMENTS

Pursuant to the Investment Management Agreements (the “Agreements”), Goldman Sachs Funds Management, L.P. (“GSFM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser for Ultra-Short Duration Government and Short Duration Government. Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman Sachs, serves as the investment adviser for Enhanced Income, Government Income and Core Fixed Income. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of GSAM, serves as the investment adviser for Global Income. Under the Agreements, the respective adviser, subject to the general supervision of the Trust’s Board of Trustees, manages the Funds’ portfolios. As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly at an annual rate equal to 0.25%, 0.40%, 0.50%, 0.65%, 0.40% and 0.90% of the average daily net assets of Enhanced Income, Ultra-Short Duration Government, Short Duration Government, Government Income, Core Fixed Income and Global Income Funds, respectively. For the year ended October 31, 2002, the advisers for Enhanced Income, Government Income and Global Income Funds voluntarily have agreed to waive a portion of their management fee equal annually to 0.05%, 0.11% and 0.25%, respectively, of each Fund’s average daily net assets. The advisers may discontinue or modify these waivers in the future at their discretion.
     Each adviser has voluntarily agreed to limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation, service share fees, indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.01%, 0.05%, 0.00%, 0.00%, 0.10% and 0.00% of the average daily net assets of Enhanced Income, Ultra-Short Duration Government, Short Duration Government, Government Income, Core Fixed Income and Global Income Funds, respectively.

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

3. AGREEMENTS (continued)
     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended October 31, 2002, Goldman Sachs advised the Funds that it retained approximately the following amounts:

		Contingent Deferred Sales Charge
	Sales Load
Fund	Class A	Class B	Class C

Enhanced Income	$10,000	$—	$—

Ultra-Short Duration Government	98,000	—	—

Short Duration Government	188,000	1,000	1,000

Government Income	109,000	—	31,000

Core Fixed Income	494,000	(3,000)	1,000

Global Income	55,000	—	—

     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee from each Fund for distribution services and shareholder maintenance equal, on an annual basis, to 0.25% for Enhanced Income Fund Class A shares, 0.50%, 1.00% and 1.00% for Global Income and 0.25%, 1.00% and 1.00% of each of the other Funds’ average daily net assets attributable to Class A, Class B and Class C shares, respectively. For the year ended October 31, 2002, Goldman Sachs has voluntarily agreed to waive a portion of the Distribution and Service fees equal to 0.15% of the average daily net assets attributable to the Class B shares of Short Duration Government. Goldman Sachs may discontinue or modify this waiver in the future at its discretion.

     Goldman Sachs also serves as Transfer Agent of the Funds for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C shares and 0.04% of the average daily net assets for Administration (Enhanced Income only), Institutional and Service shares.
     The Trust, on behalf of the Funds, has adopted a Service Plan and Shareholder Administration Plan for Service shares. In addition, the Trust on behalf of Enhanced Income Fund has adopted an Administration plan for Administration shares. These plans allow for Service and Administration shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan, Shareholder Administration Plan and Administration Plan provide for compensation to the service organizations in an amount up to, on an annual basis, 0.25%, 0.25% and 0.25%, respectively, of the average daily net asset value of each share class.

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements (continued)
October 31, 2002

3. AGREEMENTS (continued)
     For the year ended October 31, 2002, the advisors and distributor have voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction of the Funds’ expenses. For the year ended October 31, 2002, expense reductions were as follows (in thousands):

	Waivers

		Class B	Other		Total
		Distribution	Expense	Custody	Expense
Fund	Management	and Service	Reimbursement	Credit	Reductions

Enhanced Income	$1,076	$—	$396	$25	$1,497

Ultra-Short Duration Government	—	—	—	9	9

Short Duration Government	—	42	453	2	497

Government Income	298	—	400	2	700

Core Fixed Income	—	—	—	8	8

Global Income	1,185	—	592	2	1,779

At October 31, 2002, the amounts owed to affiliates were as follows (in thousands):

		Distribution	Transfer
Fund	Management	and Service	Agent	Total

Enhanced Income	$508	$171	$204	$883

Ultra-Short Duration Government	1,258	215	255	1,728

Short Duration Government	282	159	70	511

Government Income	170	112	52	334

Core Fixed Income	376	111	83	570

Global Income	249	151	55	455

4. PORTFOLIO SECURITY TRANSACTIONS

Cost of purchases and proceeds of sales and maturities of long-term securities for the year ended October 31, 2002, were as follows:

			Sales and	Sales and maturities
	Purchases of	Purchases	maturities of	(excluding
	U.S. Government	(excluding	U.S. Government	U.S. Government
	and agency	U.S. Government and	and agency	and agency
Fund	obligations	agency obligations)	obligations	obligations)

Enhanced Income	$1,595,466,245	$1,594,548,797	$784,012,396	$517,625,890

Ultra-Short Duration Government	5,486,014,197	632,631,164	2,492,690,780	885,873

Short Duration Government	1,321,710,671	11,291,891	895,570,595	—

Government Income	737,278,243	59,009,223	583,481,350	12,140,998

Core Fixed Income	4,178,488,021	719,890,932	3,827,439,657	340,384,044

Global Income	177,784,158	486,503,868	155,437,647	587,164,621

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

4. PORTFOLIO SECURITY TRANSACTIONS (continued)

Option Accounting Principles — When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

     Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.
     For the year ended October 31, 2002, written call option transactions in the Global Income Fund were as follows:

Written Options	Number of Contracts	Premium Received

Balance outstanding, beginning of year	—	$—

Options written	19,931,000	97,098

Options expired	(19,931,000)	(97,098)

Balance outstanding, end of year	—	$—

Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates (in the case of Core Fixed Income and Global Income) or to seek to increase total return. Futures contracts are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.

     The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.
     For the year ended October 31, 2002, Enhanced Income, Ultra-Short Duration Government, Short Duration Government, Government Income and Core Fixed Income paid commissions of approximately $294,000, $206,000, $82,000, $35,000 and $140,000, respectively, in connection with futures contracts entered into with Goldman Sachs.

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements (continued)
October 31, 2002

4. PORTFOLIO SECURITY TRANSACTIONS (continued)

     At October 31, 2002, the following futures contracts were open as follows:

		Number of
		Contracts Long			Unrealized
Fund	Type	(Short)	Settlement Month	Market Value	Gain (Loss)

Enhanced Income Fund	Eurodollars	405	December 2002	$99,776,813	$128,038
	Eurodollars	100	March 2003	24,640,000	12,000
	Eurodollars	(340)	September 2003	(83,444,500)	(678,551)
	Eurodollars	(470)	December 2003	(114,944,375)	(998,112)
	Eurodollars	(520)	March 2004	(126,685,000)	(1,094,391)
	Eurodollars	(460)	June 2004	(111,653,500)	(859,796)
	2 Year U.S. Treasury Notes	(1,341)	December 2002	(288,545,483)	(3,319,127)
	5 Year U.S. Treasury Notes	(3,955)	December 2002	(449,819,453)	(6,439,308)

				$(1,050,675,498)	$(13,249,247)

Ultra-Short Duration Government Fund	Eurodollars	1,425	December 2002	$351,066,563	$1,283,350
	Eurodollars	660	March 2003	162,624,000	156,700
	Eurodollars	355	June 2003	87,343,313	11,037
	Eurodollars	(295)	September 2003	(72,400,375)	(431,743)
	Eurodollars	(445)	December 2003	(108,830,313)	(796,757)
	Eurodollars	(345)	March 2004	(84,050,625)	(559,624)
	Eurodollars	(345)	June 2004	(83,740,125)	(489,485)
	U.S. Treasury Bonds	130	December 2002	14,385,313	168,022
	5 Year U.S. Treasury Notes	(5,992)	December 2002	(681,496,375)	(9,441,325)
	10 Year U.S. Treasury Notes	607	December 2002	69,634,281	(60,407)

				$(345,464,343)	$(10,160,232)

Short Duration Government Fund	U.S. Treasury Bonds	85	December 2002	$9,405,781	$109,302
	2 Year U.S. Treasury Notes	1,545	December 2002	332,440,545	2,947,433
	5 Year U.S. Treasury Notes	(1,083)	December 2002	(123,174,328)	(1,700,934)
	10 Year Interest Rate Swap	(249)	December 2002	(27,817,969)	(820,940)
	10 Year U.S. Treasury Notes	560	December 2002	64,242,500	677,852

				$255,096,529	$1,212,713

Government Income Fund	Eurodollars	10	December 2002	$2,463,625	$8,175
	Eurodollars	8	September 2003	1,963,400	13,060
	Eurodollars	8	December 2003	1,956,500	12,860
	Eurodollars	8	March 2004	1,949,000	11,060
	Eurodollars	8	June 2004	1,941,800	8,160
	U.S. Treasury Bonds	129	December 2002	14,274,656	167,121
	2 Year U.S. Treasury Notes	50	December 2002	10,758,594	91,156
	5 Year U.S. Treasury Notes	(834)	December 2002	(94,854,469)	(1,377,317)
	10 Year Interest Rate Swap	(136)	December 2002	(15,193,750)	(448,354)
	10 Year U.S. Treasury Notes	584	December 2002	66,995,750	693,017

				$(7,744,894)	$(821,062)

Core Fixed Income Fund	Eurodollars	(150)	December 2002	$(36,954,375)	$(116,333)
	U.S. Treasury Bonds	516	December 2002	57,098,625	472,740
	5 Year U.S. Treasury Notes	(2,115)	December 2002	(240,548,203)	(3,029,827)
	10 Year German Bonds	430	December 2002	47,914,900	70,630
	10 Year U.S. Treasury Notes	708	December 2002	81,220,875	731,683

				(91,268,178)	(1,871,107)

Global Income Fund	5 Year U.S. Treasury Notes	(200)	December 2002	$(22,746,875)	$(290,625)
	10 Year U.S. Treasury Bond	(118)	December 2002	(13,536,813)	(199,531)
	10 Year Euro Bonds	190	December 2002	20,923,981	252,451
	10 Year Japan Bonds	5	December 2002	5,782,593	59,056

				$(9,577,114)	$(178,649)

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

4. PORTFOLIO SECURITY TRANSACTIONS (continued)

Forward Foreign Currency Exchange Contracts — Core Fixed Income and Global Income may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. Core Fixed Income and Global Income may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Funds’ financial statements. The Funds record realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     At October 31, 2002, Global Income had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies as follows:

			Unrealized
Open Forward Foreign Currency	Value on
Purchase Contracts	Settlement Date	Current Value	Gain	Loss

Australian Dollar expiring 1/17/03	$16,320,623	$16,594,263	$273,640	$—
expiring 1/17/03	4,198,000	4,192,503	—	5,497
British Pounds expiring 1/17/03	4,205,000	4,238,406	33,406	—
expiring 1/17/03	4,319,121	4,311,061	—	8,060
Canadian Dollar expiring 1/17/03	12,608,000	12,686,464	78,464	—
Chilean Peso expiring 11/25/02	5,612,000	5,676,554	64,554	—
Danish Krone expiring 1/17/03	12,535,627	12,530,173	—	5,454
Euro Currency expiring 1/17/03	8,410,000	8,546,551	136,551	—
Hong Kong Dollar expiring 11/7/02	17,783,134	17,782,142	—	992
Hungarian Forint expiring 11/6/02	5,095,004	5,179,485	84,481	—
Israeli Shekel expiring 1/17/03	4,390,265	4,373,078	—	17,187
Japanese Yen expiring 1/17/03	7,630,800	7,692,683	61,883	—
Mexican Peso expiring 1/17/03	4,355,328	4,320,686	—	34,642
Norwegian Krone expiring 1/17/03	30,803,916	30,652,951	—	150,965
Polish Zloty expiring 1/17/03	10,626,090	10,943,126	317,036	—
Singapore Dollar expiring 1/17/03	10,448,322	10,611,713	163,391	—
South African Rand expiring 1/17/03	2,112,000	2,104,123	—	7,877
South Korean Won expiring 11/18/02	4,344,245	4,421,560	77,315	—
expiring 1/17/03	4,146,955	4,180,561	33,606	—
Swedish Krona expiring 1/17/03	21,224,635	21,393,411	168,776	—
Swiss Franc expiring 1/17/03	12,600,000	12,840,757	240,757	—

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements (continued)
October 31, 2002

4. PORTFOLIO SECURITY TRANSACTIONS (continued)

			Unrealized
Open Forward Foreign Currency	Value on
Purchase Contracts	Settlement Date	Current Value	Gain	Loss

Taiwan Dollar expiring 1/17/03	$4,365,316	$4,360,010	$—	$5,306
Thailand Baht expiring 1/17/03	6,481,915	6,529,344	47,429	—

TOTAL OPEN FORWARD

FOREIGN CURRENCY PURCHASE CONTRACTS	$214,616,296	$216,161,605	$1,781,289	$235,980

			Unrealized
Open Forward Foreign Currency	Value on
Sale Contracts	Settlement Date	Current Value	Gain	Loss

Australian Dollar expiring 1/17/03	$4,205,000	$4,246,319	$—	$41,319
British Pounds expiring 11/22/02	20,867,237	21,102,042	—	234,805
expiring 1/17/03	4,198,000	4,246,013	—	48,013
Canadian Dollar expiring 12/19/02	7,575,935	7,672,745	—	96,810
expiring 1/17/03	17,363,951	17,709,662	—	345,711
Czech Koruna expiring 1/17/03	1,049,675	1,064,079	—	14,404
Danish Krone expiring 1/24/03	12,374,359	12,526,187	—	151,828
Euro Currency expiring 11/25/02	146,642,224	148,324,770	—	1,682,546
expiring 1/17/03	32,266,318	32,638,509	—	372,191
Hong Kong Dollar expiring 11/7/02	17,766,050	17,782,143	—	16,093
expiring 8/15/03	17,772,652	17,732,126	40,526	—
Hungarian Forint expiring 11/6/02	5,094,760	5,218,602	—	123,842
expiring 1/17/03	5,287,501	5,442,200	—	154,699
Israeli Shekel expiring 1/17/03	4,293,000	4,373,078	—	80,078
Japanese Yen expiring 11/27/02	48,862,309	49,578,469	—	716,160
expiring 1/17/03	11,732,497	11,855,851	—	123,354
Mexican Peso expiring 1/17/03	4,286,000	4,320,686	—	34,686
Norwegian Krone expiring 1/17/03	16,819,000	17,237,067	—	418,067
Polish Zloty expiring 12/3/02	21,480,666	21,867,653	—	386,987
expiring 1/17/03	6,479,511	6,708,328	—	228,817
Singapore Dollar expiring 1/17/03	2,050,744	2,070,697	—	19,953
South Korean Won expiring 11/18/02	4,291,000	4,421,560	—	130,560
expiring 1/17/03	4,095,485	4,180,561	—	85,076
Swedish Krona expiring 12/18/02	9,523,489	9,687,153	—	163,664
expiring 1/17/03	4,198,000	4,295,731	—	97,731
Swiss Franc expiring 1/17/03	39,834,188	39,808,251	25,937	—

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

4. PORTFOLIO SECURITY TRANSACTIONS (continued)

			Unrealized
Open Forward Foreign Currency	Value on
Sale Contracts	Settlement Date	Current Value	Gain	Loss

Taiwan Dollar expiring 11/15/02	$3,477,000	$3,532,706	$—	$55,706
expiring 1/17/03	4,308,000	4,360,010	—	52,010
Thailand Baht expiring 1/17/03	6,470,094	6,529,344	—	59,250

TOTAL OPEN FORWARD

FOREIGN CURRENCY SALE CONTRACTS	$484,664,645	$490,532,542	$66,463	$5,934,360

			Unrealized
Foreign Forward Currency Cross	Purchase	Sale
Contracts (Purchase/Sale)	Current Value	Current Value	Gain	Loss

Czech Koruna/Euro Currency expiring 1/17/03	$2,095,227	$2,108,962	$13,735	$—
expiring 1/17/03	5,362,942	5,279,750	—	83,192
Euro Currency/ Czech Koruna expiring 1/17/03	4,215,671	4,254,487	38,816	—
expiring 1/17/03	3,187,264	3,169,489	—	17,775
Euro Currency/ Hungarian Forint expiring 1/17/03	13,792,927	13,943,082	150,155	—
Euro Currency/ Polish Zloty expiring 1/17/03	1,036,046	1,038,848	2,802	—
expiring 1/17/03	3,164,275	3,145,649	—	18,626
Hungarian Forint/Euro Currency expiring 1/17/03	8,661,754	8,663,439	1,685	—
expiring 1/17/03	5,350,221	5,248,542	—	101,679
Polish Zloty/Euro Currency expiring 1/17/03	3,145,649	3,182,578	36,929	—
expiring 1/17/03	1,038,848	1,034,652	—	4,196

TOTAL OPEN FORWARD

FOREIGN CURRENCY CROSS CONTRACTS (PURCHASE/SALE)	$51,050,824	$51,069,478	$244,122	$225,468

     The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2002, Global Income had sufficient cash and/or securities to cover any commitments under these contracts.

Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

     Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Funds, and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements (continued)
October 31, 2002

4. PORTFOLIO SECURITY TRANSACTIONS (continued)
     With respect to interest rate swaps only, the Funds record a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). With respect to total return swaps, interest paid or received, if any, is included in the valuation of the swaps and not recorded as interest income (or as an offset to interest income).

     Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/ losses on swap contracts. At October 31, 2002, the Core Fixed Income Fund had outstanding swap contracts with the following terms:

				Rate Type

		Notional		Payments	Payments	Unrealized
	Swap	Amount	Termination	made by	received by	Appreciation/
Swap Type	Counterparty	(000s)	Date	the Fund	the Fund	(Depreciation)

Interest Rate	Banc of America Securities LLC	$32,000	06/19/2012	5.4125%	3-month LIBOR Floating	$(2,580,459)
Interest Rate	Banc of America Securities LLC	55,800	06/20/2012	5.4076%	3-month LIBOR Floating	(4,476,986)
Interest Rate	Banc of America Securities LLC	14,200	06/25/2012	5.2755%	3-month LIBOR Floating	(986,746)
Interest Rate	Banc of America Securities LLC	26,000	07/05/2012	5.2886%	3-month LIBOR Floating	(1,828,226)
Total Return CMBS AAA 10 YR Index	Banc of America Securities LLC	32,000	12/12/2002	1.521%	N/A	2,225,699
Total Return CMBS AAA 10 YR Index	Banc of America Securities LLC	34,500	12/18/2002	1.69%	N/A	2,703,591
Total Return CMBS AAA 10 YR Index	Banc of America Securities LLC	17,750	12/18/2002	1.675%	N/A	1,214,443
Total Return CMBS AAA 10 YR Index	Banc of America Securities LLC	37,700	03/18/2003	1.57%	N/A	61,514

TOTAL OPEN SWAP

CONTRACTS		$249,950				$(3,667,170)

*	LIBOR (London Interbank Offered Rate)

5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Funds, together with other registered investment companies having management agreements with GSFM, GSAMI and GSAM or their affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

5. JOINT REPURCHASE AGREEMENT ACCOUNT (continued)
     At October 31, 2002, Enhanced Income, Ultra-Short Duration Government, Short Duration Government, Government Income and Core Fixed Income had undivided interests in repurchase agreements in the following joint account which equaled $95,300,000, $108,800,000, $26,300,000, $52,900,000, and $36,100,000, respectively, in principal amount. At October 31, 2002, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$1,000,000,000	1.93%	11/01/2002	$1,000,053,611

Deutsche Bank Securities, Inc.	2,020,000,000	1.94	11/01/2002	2,020,108,856

Greenwich Capital	1,000,000,000	1.94	11/01/2002	1,000,053,889

J.P. Morgan Chase & Co., Inc.	1,300,000,000	1.93	11/01/2002	1,300,069,694

UBS Warburg LLC	1,512,500,000	1.94	11/01/2002	1,512,581,507

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II	$6,832,500,000			$6,832,867,557

6. LINE OF CREDIT FACILITY

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. During the year ended October 31, 2002, the Funds did not have any borrowings under this facility.

7. OTHER MATTERS

As of October 31, 2002, Goldman, Sachs & Co. Profit Sharing Master Trust was the beneficial owner of approximately 9% of the outstanding shares of the Short Duration Government Fund. In addition, the Goldman Sachs Growth and Income Strategy Portfolio was the beneficial owner of approximately 5% and 5% of Core Fixed Income and Global Income, respectively.

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements (continued)
October 31, 2002

8. CERTAIN RECLASSIFICATIONS

In order to present the capital accounts on a tax basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Funds and are designed to present the Funds’ capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of foreign currency, net operating losses, expiration of capital loss carryforwards, and tax treatment of certain bonds.

			Accumulated
			Undistributed
			(distributions
		Accumulated	in excess of)
		Net Realized	Net Investment
Fund	Paid-in Capital	Gain (Loss)	Income

Ultra-Short Duration Government	$(28,066,875)	$18,853,882	$9,212,993

Short Duration Government	(3,722,009)	766,172	2,955,837

Government Income	—	(1,006,128)	1,006,128

Core Fixed Income	—	3,210	(3,210)

Global Income	—	(7,200,853)	7,200,853

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

9. ADDITIONAL TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2002 was as follows:

		Ultra-Short
	Enhanced	Duration	Short Duration	Government	Core Fixed
	Income	Government	Government	Income	Income	Global Income

Distributions paid from:
Ordinary income	$85,437,754	$80,789,289	$20,975,434	$12,570,263	$50,184,118	$18,193,649
Net long-term capital gains	—	—	—	1,982,341	2,633,802	—

Total taxable distributions	$85,437,754	$80,789,289	$20,975,434	$14,552,604	$52,817,920	$18,193,649

     As of October 31, 2002, the components of accumulated earnings (losses) on a tax basis were as follows:

		Ultra-Short
	Enhanced	Duration	Short Duration	Government	Core Fixed
	Income	Government	Government	Income	Income	Global Income

Undistributed ordinary income — net	$2,954,515	$2,934,231	$962,115	$740,404	$4,139,284	$6,469,945
Undistributed long-term capital gains	—	—	—	488,232	986,391	—

Total undistributed earnings	$2,954,515	$2,934,231	$962,115	$1,228,636	$5,125,675	$6,469,945
Capital loss carryforward	(75,366,743)	(70,700,047)	(8,926,878)	—	—	(30,750,748)
Timing differences (dividends payable, straddles)	(709,966)	(3,690,303)	(659,191)	(423,914)	(2,075,438)	(4,009,111)
Unrealized gains — net	50,918,277	22,558,378	9,318,362	10,654,462	12,026,123	15,162,661

Total accumulated earnings (losses) — net	$(22,203,917)	$(48,897,741)	$694,408	$11,459,184	$15,076,360	$(13,127,253)
Capital loss carryforward years of expiration	2008–2010	2003–2010	2003–2008	n/a	n/a	2010

     At October 31, 2002, the Funds’ aggregate security unrealized gains and losses based on a cost for U.S. federal income tax purposes was as follows:

		Ultra-Short
	Enhanced	Duration	Short Duration	Government	Core Fixed	Global
	Income	Government	Government	Income	Income	Income

Tax Cost	$2,842,524,281	$3,647,183,840	$674,589,418	$452,949,161	$1,331,481,707	$439,875,341

Gross unrealized gain	54,226,516	30,830,575	10,367,245	13,249,855	155,905,931	21,210,863
Gross unrealized loss	3,308,239	8,261,171	1,048,883	2,595,393	140,284,431	5,684,872

Net unrealized security gain	$50,918,277	$22,569,404	$9,318,362	$10,654,462	$15,621,500	$15,525,991

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements (continued)
October 31, 2002

10. SUMMARY OF SHARE TRANSACTIONS

Share activity for the year ended October 31, 2002 is as follows:

	Enhanced Income Fund		Ultra-Short Duration Government Fund(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	122,663,688	$1,252,634,163	173,928,804	$1,693,236,866
Reinvestment of dividends and distributions	1,813,242	18,481,732	1,598,713	15,534,653
Shares repurchased	(59,197,348)	(603,744,740)	(77,993,344)	(757,628,525)

	65,279,582	667,371,155	97,534,173	951,142,994

Class B Shares
Shares sold	—	—	—	—
Reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	—	—	—	—

	—	—	—	—

Class C Shares
Shares sold	—	—	—	—
Reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	—	—	—	—

	—	—	—	—

Institutional Shares
Shares sold	317,156,233	3,236,186,654	336,522,286	3,281,183,489
Reinvestment of dividends and distributions	6,003,071	61,138,628	4,888,840	47,583,604
Shares repurchased	(197,216,984)	(2,009,145,039)	(96,319,230)	(936,816,171)

	125,942,320	1,288,180,243	245,091,896	2,391,950,922

Administration Shares
Shares sold	1,787,859	18,171,712	—	—
Reinvestment of dividends and distributions	31,081	316,599	—	—
Shares repurchased	(464,241)	(4,715,809)	—	—

	1,354,699	13,772,502	—	—

Service Shares
Shares sold	—	—	3,248,777	31,686,726
Reinvestment of dividends and distributions	—	—	136,008	1,327,887
Shares repurchased	—	—	(2,911,091)	(28,346,936)

	—	—	473,694	4,667,677

NET INCREASE (DECREASE)	192,576,601	$1,969,323,900	343,099,763	$3,347,761,593

(a)	Effective July 1, 2002, the Fund’s name changed from the Goldman Sachs Adjustable Rate Government Fund to the Goldman Sachs Ultra-Short Duration Government Fund.

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Short Duration Government Fund		Government Income Fund		Core Fixed Income Fund		Global Income Fund

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

27,906,211	$279,236,875	17,642,570	$259,436,060	24,364,554	$243,320,354	5,737,318	$82,397,763
498,538	4,992,184	573,380	8,366,801	1,010,017	10,086,544	603,238	8,647,326
(12,826,001)	(127,931,659)	(11,130,591)	(163,658,944)	(11,482,987)	(114,650,715)	(7,986,029)	(114,695,562)

15,578,748	156,297,400	7,085,359	104,143,917	13,891,584	138,756,183	(1,645,473)	(23,650,473)

4,094,837	40,907,455	1,837,705	27,055,328	1,699,524	17,036,276	806,684	11,555,242
65,513	654,319	78,388	1,142,452	84,774	849,179	66,121	945,211
(895,816)	(8,919,953)	(771,028)	(11,272,400)	(816,744)	(8,159,758)	(394,632)	(5,647,894)

3,264,534	32,641,821	1,145,065	16,925,380	967,554	9,725,697	478,173	6,852,559

8,883,600	88,628,725	1,316,961	19,372,765	1,271,395	12,743,473	331,469	4,742,441
82,936	826,899	35,164	512,328	55,166	552,706	17,732	253,025
(1,372,203)	(13,633,367)	(663,009)	(9,705,479)	(495,235)	(4,959,298)	(133,559)	(1,906,909)

7,594,333	75,822,257	689,116	10,179,614	831,326	8,336,881	215,642	3,088,557

26,214,688	260,941,463	4,474,897	65,759,397	55,515,013	557,216,053	795,376	11,409,421
873,822	8,717,696	106,179	1,544,218	2,793,165	27,950,398	392,090	5,614,780
(19,887,189)	(198,127,181)	(1,394,128)	(20,174,314)	(28,472,506)	(284,536,921)	(3,568,016)	(51,153,848)

7,201,321	71,531,978	3,186,948	47,129,301	29,835,672	300,629,530	(2,380,550)	(34,129,647)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

692,902	6,945,100	331,195	4,850,686	1,133,120	11,369,835	38,296	551,514
35,294	351,602	33,642	489,293	133,364	1,334,953	3,515	50,303
(405,761)	(4,047,693)	(195,154)	(2,862,277)	(911,771)	(9,104,849)	(53,954)	(773,230)

322,435	3,249,009	169,683	2,477,702	354,713	3,599,939	(12,143)	(171,413)

33,961,371	$339,542,465	12,276,171	$180,855,914	45,880,849	$461,048,230	(3,344,351)	$(48,010,417)

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements (continued)
October 31, 2002

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity for the year ended October 31, 2001 is as follows:

			Ultra-Short Duration
	Enhanced Income Fund		Government Fund(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	14,367,322	$146,645,141	4,205,862	$40,838,298
Reinvestment of dividends and distributions	133,414	1,359,215	233,333	2,256,670
Shares repurchased	(967,560)	(9,809,673)	(2,699,491)	(26,120,584)

	13,533,176	138,194,683	1,739,704	16,974,384

Class B Shares
Shares sold	—	—	—	—
Reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	—	—	—	—

	—	—	—	—

Class C Shares
Shares sold	—	—	—	—
Reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	—	—	—	—

	—	—	—	—

Institutional Shares
Shares sold	79,491,027	807,714,659	17,436,120	169,373,674
Reinvestment of dividends and distributions	2,216,616	22,485,458	464,569	4,505,466
Shares repurchased	(18,597,293)	(188,549,562)	(7,993,826)	(77,381,972)

	63,110,350	641,650,555	9,906,863	96,497,168

Administration Shares
Shares sold	556,479	5,672,710	—	—
Reinvestment of dividends and distributions	8,820	90,076	—	—
Shares repurchased	(47,257)	(483,227)	—	—

	518,042	5,279,559	—	—

Service Shares
Shares sold	—	—	3,195,766	31,052,875
Reinvestment of dividends and distributions	—	—	34,327	334,791
Shares repurchased	—	—	(8,716)	(85,038)

	—	—	3,221,377	31,302,628

NET INCREASE (DECREASE)	77,161,568	$785,124,797	14,867,944	$144,774,180

(a)	Effective July 1, 2002, the Fund’s name changed from the Goldman Sachs Adjustable Rate Government Fund to the Goldman Sachs Ultra-Short Duration Government Fund.

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Short Duration Government Fund		Government Income Fund		Core Fixed Income Fund		Global Income Fund

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

10,517,886	$103,702,818	8,532,985	$122,920,451	14,416,902	$142,804,336	5,097,306	$73,970,620
184,960	1,810,792	381,442	5,494,085	568,931	5,644,415	1,622,138	23,274,873
(5,000,226)	(48,992,987)	(5,778,429)	(83,096,575)	(5,295,366)	(52,457,277)	(7,312,804)	(106,037,678)

5,702,620	56,520,623	3,135,998	45,317,961	9,690,467	95,991,474	(593,360)	(8,792,185)

1,603,309	15,710,401	1,412,058	20,318,050	1,483,151	14,757,592	864,337	12,500,019
30,184	294,578	47,338	681,990	58,158	577,757	127,029	1,818,892
(560,868)	(5,479,734)	(536,863)	(7,714,221)	(398,054)	(3,942,291)	(315,606)	(4,568,516)

1,072,625	10,525,245	922,533	13,285,819	1,143,255	11,393,058	675,760	9,750,395

1,605,256	15,742,070	724,313	10,429,167	750,204	7,456,948	266,457	3,847,946
31,288	304,560	25,712	369,823	32,129	319,511	31,231	446,607
(290,186)	(2,823,600)	(375,691)	(5,402,972)	(255,600)	(2,530,753)	(112,465)	(1,622,285)

1,346,358	13,223,030	374,334	5,396,018	526,733	5,245,706	185,223	2,672,268

9,704,631	94,956,651	1,989,809	28,705,312	22,613,227	224,504,787	3,479,610	50,212,606
677,590	6,611,877	53,184	768,183	1,816,559	18,041,268	1,510,672	21,628,876
(3,683,616)	(35,896,329)	(244,446)	(3,507,674)	(9,679,426)	(95,694,756)	(12,195,229)	(176,320,993)

6,698,605	65,672,199	1,798,547	25,965,821	14,750,360	146,851,299	(7,204,947)	(104,479,511)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

306,769	2,984,663	556,533	7,958,910	2,313,712	22,844,428	63,344	920,768
41,924	408,011	13,883	200,886	110,804	1,102,051	11,699	167,536
(181,962)	(1,769,174)	(45,735)	(656,282)	(820,418)	(8,181,407)	(112,160)	(1,624,191)

166,731	1,623,500	524,681	7,503,514	1,604,098	15,765,072	(37,117)	(535,887)

14,986,939	$147,564,597	6,756,093	$97,469,133	27,714,913	$275,246,609	(6,974,441)	$(101,384,920)

 GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations			Distributions to shareholders

	Net asset					In excess
	value,	Net	Net realized	Total from	From net	of net
	beginning	investment	and unrealized	investment	investment	investment	Total
	of period	income(c)	gain (loss)	operations	income	income	distributions

FOR THE YEARS ENDED OCTOBER 31,

2002 - Class A Shares	$10.26	$0.38	$(0.13)	$0.25	$(0.38)	$—	$(0.38)
2002 - Institutional Shares	10.26	0.42	(0.14)	0.28	(0.42)	—	(0.42)
2002 - Administration Shares	10.27	0.40	(0.14)	0.26	(0.40)	—	(0.40)

2001 - Class A Shares	10.00	0.45	0.34	0.79	(0.53)	—	(0.53)
2001 - Institutional Shares	10.00	0.55	0.28	0.83	(0.57)	—	(0.57)
2001 - Administration Shares	10.00	0.49	0.32	0.81	(0.54)	—	(0.54)
FOR THE PERIOD ENDED OCTOBER 31,

2000 - Class A Shares (commenced August 2, 2000)	10.00	0.11	0.06	0.17	(0.15)	(0.02)	(0.17)
2000 - Institutional Shares (commenced August 2, 2000)	10.00	0.16	0.01	0.17	(0.15)	(0.02)	(0.17)
2000 - Administration Shares (commenced August 2, 2000)	10.00	0.15	0.02	0.17	(0.17)	—	(0.17)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

84      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets	Ratio of	net investment	Ratio of	net investment
Net asset		at end of	net expenses	income to	expenses	income to	Portfolio
value, end	Total	period	to average	average net	to average	average net	turnover
of period	return(a)	(in 000s)	net assets	assets	net assets	assets	rate

$10.13	2.48%	$810,768	0.65%	3.70%	0.72%	3.63%	65%
10.12	2.79	2,071,378	0.25	4.17	0.32	4.10	65
10.13	2.53	18,965	0.50	3.91	0.57	3.84	65

10.26	8.10	151,497	0.65	4.60	0.80	4.45	127
10.26	8.53	807,871	0.25	5.40	0.40	5.25	127
10.27	8.35	5,320	0.50	4.80	0.65	4.65	127

10.00	1.66	12,336	0.65 (b)	4.52 (b)	1.77 (b)	3.40 (b)	31
10.00	1.76	156,525	0.25 (b)	6.49 (b)	1.37 (b)	5.37 (b)	31
10.00	1.68	2	0.50 (b)	6.13 (b)	1.62 (b)	5.01 (b)	31

 GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from					Distributions to
		investment operations					shareholders

	Net asset							In excess
	value,	Net		Net realized		Total from	From net	of net
	beginning	investment		and unrealized		investment	investment	investment	From	Total
	of period	income		gain (loss)		operations	income	income	capital	distributions

FOR THE YEARS ENDED OCTOBER 31,

2002 - Class A Shares	$9.79	$0.31	(c)(f)	$(0.06	)(f)	$0.25	$(0.38)	$—	$—	$(0.38)
2002 - Institutional Shares	9.81	0.35	(c)(f)	(0.06	)(f)	0.29	(0.42)	—	—	(0.42)
2002 - Service Shares	9.82	0.31	(c)(f)	(0.07	)(f)	0.24	(0.37)	—	—	(0.37)

2001 - Class A Shares	9.56	0.53	(c)	0.23		0.76	(0.53)	—	—	(0.53)
2001 - Institutional Shares	9.58	0.56	(c)	0.24		0.80	(0.57)	—	—	(0.57)
2001 - Service Shares	9.58	0.42	(c)	0.34		0.76	(0.52)	—	—	(0.52)

2000 - Class A Shares	9.63	0.54	(c)	(0.06)		0.48	(0.54)	(0.01)	—	(0.55)
2000 - Institutional Shares	9.64	0.58	(c)	(0.05)		0.53	(0.58)	(0.01)	—	(0.59)
2000 - Service Shares	9.65	0.52	(c)	(0.05)		0.47	(0.53)	(0.01)	—	(0.54)

1999 - Class A Shares	9.69	0.49		(0.05)		0.44	(0.44)	—	(0.06)	(0.50)
1999 - Institutional Shares	9.70	0.53		(0.05)		0.48	(0.48)	—	(0.06)	(0.54)
1999 - Administration Shares(e)	9.70	0.37	(c)	0.01		0.38	(0.33)	—	(0.04)	(0.37)
1999 - Service Shares	9.70	0.48		(0.04)		0.44	(0.43)	—	(0.06)	(0.49)

1998 - Class A Shares	9.88	0.53		(0.17)		0.36	(0.53)	(0.02)	—	(0.55)
1998 - Institutional Shares	9.88	0.55		(0.16)		0.39	(0.55)	(0.02)	—	(0.57)
1998 - Administration Shares	9.88	0.53		(0.16)		0.37	(0.53)	(0.02)	—	(0.55)
1998 - Service Shares	9.88	0.51		(0.16)		0.35	(0.51)	(0.02)	—	(0.53)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Includes the effect of mortgage dollar roll transactions.
(e)	Administration Class shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

(f)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.05, increase net realized and unrealized gains and losses per share by $0.05, and decrease the ratio of net investment income to average net assets with and without expense reductions by 0.48%. Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

86      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

						Ratios assuming no
						expense reductions

				Ratio of			Ratio of
		Net assets	Ratio of	net investment		Ratio of	net investment
Net asset		at end of	net expenses	income to		expenses	income to		Portfolio
value, end	Total	period	to average	average net		to average	average net		turnover
of period	return(a)	(in 000s)	net assets	assets		net assets	assets		rate(d)

$9.66	2.57%	$1,000,977	0.88%	3.21	%(f)	0.88%	3.21	%(f)	144%
9.68	2.98	2,646,847	0.48	3.65	(f)	0.48	3.65	(f)	144
9.69	2.46	35,883	0.98	3.20	(f)	0.98	3.20	(f)	144

9.79	8.21	59,209	0.89	5.48		0.97	5.40		87
9.81	8.62	278,316	0.49	5.79		0.57	5.71		87
9.82	8.19	31,698	0.99	4.52		1.07	4.44		87

9.56	5.12	41,188	0.89	5.67		0.96	5.60		11
9.58	5.65	176,881	0.49	6.01		0.56	5.94		11
9.58	4.95	71	0.99	5.33		1.06	5.26		11

9.63	4.65	22,862	0.89	5.15		0.93	5.11		39
9.64	5.06	315,024	0.49	5.49		0.53	5.45		39
9.71 (e)	4.02	—	0.74 (b)	5.35	(b)	0.78 (b)	5.31	(b)	39
9.65	4.65	797	0.99	4.99		1.03	4.95		39

9.69	3.71	60,782	0.80	5.40		1.02	5.18		34
9.70	4.09	441,228	0.53	5.63		0.53	5.63		34
9.70	3.83	5,999	0.78	5.33		0.78	5.33		34
9.70	3.57	822	1.03	5.09		1.03	5.09		34

 GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions to
		investment operations				shareholders
	Net asset
	value,	Net		Net realized	Total from	From net
	beginning	investment		and unrealized	investment	investment
	of year	income		gains (loss)	operations	income

FOR THE YEARS ENDED OCTOBER 31,

2002 - Class A Shares	$10.04	$0.37	(c)(f)	$0.14 (f)	$0.51	$(0.43)
2002 - Class B Shares	10.01	0.31	(c)(f)	0.14 (f)	0.45	(0.37)
2002 - Class C Shares	9.99	0.28	(c)(f)	0.16 (f)	0.44	(0.36)
2002 - Institutional Shares	10.02	0.42	(c)(f)	0.13 (f)	0.55	(0.47)
2002 - Service Shares	10.01	0.37	(c)(f)	0.13 (f)	0.50	(0.42)

2001 - Class A Shares	9.49	0.51	(c)	0.60	1.11	(0.56)
2001 - Class B Shares	9.46	0.47	(c)	0.58	1.05	(0.50)
2001 - Class C Shares	9.45	0.44	(c)	0.58	1.02	(0.48)
2001 - Institutional Shares	9.47	0.57	(c)	0.58	1.15	(0.60)
2001 - Service Shares	9.46	0.53	(c)	0.57	1.10	(0.55)

2000 - Class A Shares	9.57	0.59	(c)	(0.07)	0.52	(0.60)
2000 - Class B Shares	9.56	0.53	(c)	(0.09)	0.44	(0.54)
2000 - Class C Shares	9.54	0.51	(c)	(0.07)	0.44	(0.53)
2000 - Institutional Shares	9.57	0.63	(c)	(0.09)	0.54	(0.64)
2000 - Service Shares	9.56	0.58	(c)	(0.09)	0.49	(0.59)

1999 - Class A Shares	9.91	0.55		(0.36)	0.19	(0.53)
1999 - Class B Shares	9.88	0.48		(0.33)	0.15	(0.47)
1999 - Class C Shares	9.88	0.47		(0.36)	0.11	(0.45)
1999 - Institutional Shares	9.90	0.59		(0.35)	0.24	(0.57)
1999 - Administration Shares(e)	9.91	0.40	(c)	(0.25)	0.15	(0.39)
1999 - Service Shares	9.89	0.54		(0.35)	0.19	(0.52)

1998 - Class A Shares	9.88	0.57		0.04	0.61	(0.58)
1998 - Class B Shares	9.86	0.51		0.03	0.54	(0.52)
1998 - Class C Shares	9.86	0.49		0.03	0.52	(0.50)
1998 - Institutional Shares	9.86	0.58		0.06	0.64	(0.60)
1998 - Administration Shares	9.89	0.55		0.05	0.60	(0.58)
1998 - Service Shares	9.86	0.55		0.04	0.59	(0.56)

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Includes the effect of mortgage dollar roll transactions.
(e)	Administration Class shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

(f)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.06, increase net realized and unrealized gains and losses per share by $0.06, and decrease the ratio of net investment income to average net assets with and without expense reduction by 0.63%. Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

88      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

						Ratios assuming no
						expense reductions

				Ratio of			Ratio of
		Net assets	Ratio of	net investment		Ratio of	net investment
Net asset		at end of	net expenses	income to		expenses	income to		Portfolio
value, end	Total	year	to average	average net		to average	average net		turnover
of year	return(a)	(in 000s)	net assets	assets		net assets	assets		rate(d)

$10.12	5.26%	$246,763	0.94%	3.69	%(f)	1.04%	3.59	%(f)	194%
10.09	4.65	49,874	1.54	3.09	(f)	1.79	2.84	(f)	194
10.07	4.50	95,458	1.69	2.84	(f)	1.79	2.74	(f)	194
10.10	5.69	280,452	0.54	4.20	(f)	0.64	4.10	(f)	194
10.09	5.17	11,471	1.04	3.70	(f)	1.14	3.60	(f)	194

10.04	12.00	88,394	0.94	5.26		1.11	5.09		243
10.01	11.38	16,809	1.54	4.80		1.86	4.48		243
9.99	11.12	18,871	1.69	4.59		1.86	4.42		243
10.02	12.47	206,129	0.54	5.89		0.71	5.72		243
10.01	11.93	8,154	1.04	5.40		1.21	5.23		243

9.49	5.65	29,446	0.94	6.21		1.13	6.02		130
9.46	4.80	5,743	1.54	5.63		1.88	5.29		130
9.45	4.76	5,128	1.69	5.45		1.88	5.26		130
9.47	5.85	131,462	0.54	6.64		0.73	6.45		130
9.46	5.32	6,134	1.04	6.14		1.23	5.95		130

9.57	1.97	52,235	0.94	5.61		1.07	5.48		173
9.56	1.56	6,937	1.54	5.04		1.82	4.76		173
9.54	1.21	7,029	1.69	4.83		1.82	4.70		173
9.57	2.49	146,062	0.54	6.03		0.67	5.90		173
9.67 (e)	1.57	—	0.79 (b)	5.76	(b)	0.92 (b)	5.63	(b)	173
9.56	1.97	6,605	1.04	5.54		1.17	5.41		173

9.91	6.36	56,725	0.81	5.68		1.32	5.17		120
9.88	5.62	5,025	1.41	5.12		1.87	4.66		120
9.88	5.46	4,527	1.56	4.64		1.87	4.33		120
9.90	6.75	145,514	0.53	6.06		0.84	5.75		120
9.91	6.27	7,357	0.78	5.76		1.09	5.45		120
9.89	6.12	6,232	1.03	5.56		1.34	5.25		120

 GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations					Distributions to shareholders

	Net asset							In excess
	value,	Net		Net realized		Total from	From net	of net	From net
	beginning	investment		and unrealized		investment	investment	investment	realized	Total
	of period	income		gain (loss)		operations	income	income	gains	distributions

FOR THE YEARS ENDED OCTOBER 31,

2002 - Class A Shares	$14.96	$0.63	(b)(d)	$0.19	(d)	$0.82	$(0.67)	$—	$(0.16)	$(0.83)
2002 - Class B Shares	14.96	0.52	(b)(d)	0.19	(d)	0.71	(0.56)	—	(0.16)	(0.72)
2002 - Class C Shares	14.95	0.51	(b)(d)	0.20	(d)	0.71	(0.56)	—	(0.16)	(0.72)
2002 - Institutional Shares	14.94	0.69	(b)(d)	0.19	(d)	0.88	(0.73)	—	(0.16)	(0.89)
2002 - Service Shares	14.93	0.62	(b)(d)	0.19	(d)	0.81	(0.66)	—	(0.16)	(0.82)

2001 - Class A Shares	13.84	0.78	(b)	1.13		1.91	(0.79)	—	—	(0.79)
2001 - Class B Shares	13.85	0.68	(b)	1.11		1.79	(0.68)	—	—	(0.68)
2001 - Class C Shares	13.84	0.68	(b)	1.11		1.79	(0.68)	—	—	(0.68)
2001 - Institutional Shares	13.82	0.83	(b)	1.14		1.97	(0.85)	—	—	(0.85)
2001 - Service Shares	13.82	0.76	(b)	1.13		1.89	(0.78)	—	—	(0.78)

2000 - Class A Shares	13.70	0.82		0.15		0.97	(0.83)	—	—	(0.83)
2000 - Class B Shares	13.72	0.71		0.15		0.86	(0.73)	—	—	(0.73)
2000 - Class C Shares	13.71	0.71		0.14		0.85	(0.72)	—	—	(0.72)
2000 - Institutional Shares	13.69	0.87		0.14		1.01	(0.88)	—	—	(0.88)
2000 - Service Shares	13.63	0.82		0.18		1.00	(0.81)	—	—	(0.81)

1999 - Class A Shares	14.91	0.80		(0.89)		(0.09)	(0.77)	—	(0.35)	(1.12)
1999 - Class B Shares	14.92	0.69		(0.87)		(0.18)	(0.67)	—	(0.35)	(1.02)
1999 - Class C Shares	14.91	0.69		(0.88)		(0.19)	(0.66)	—	(0.35)	(1.01)
1999 - Institutional Shares	14.90	0.85		(0.88)		(0.03)	(0.83)	—	(0.35)	(1.18)
1999 - Service Shares	14.88	0.77		(0.92)		(0.15)	(0.75)	—	(0.35)	(1.10)

1998 - Class A Shares	14.59	0.81		0.45		1.26	(0.81)	(0.07)	(0.06)	(0.94)
1998 - Class B Shares	14.61	0.72		0.42		1.14	(0.72)	(0.05)	(0.06)	(0.83)
1998 - Class C Shares	14.60	0.74		0.40		1.14	(0.74)	(0.03)	(0.06)	(0.83)
1998 - Institutional Shares	14.59	0.87		0.42		1.29	(0.87)	(0.05)	(0.06)	(0.98)
1998 - Service Shares	14.59	0.80		0.40		1.20	(0.80)	(0.05)	(0.06)	(0.91)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Includes the effect of mortgage dollar roll transactions.
(d)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.06, increase net realized and unrealized gains and losses per share by $0.06, and decrease the ratio of net investment income to average net assets with and without expense reductions by 0.44%. Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

90      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

						Ratios assuming no
						expense reductions

				Ratio of			Ratio of
		Net assets	Ratio of	net investment		Ratio of	net investment
Net asset		at end of	net expenses	income to		expenses	income to		Portfolio
value, end	Total	period	to average	average net		to average	average net		turnover
of period	return(a)	(in 000s)	net assets	assets		net assets	assets		rate(c)

$14.95	5.77%	$248,719	0.98%	4.26	%(d)	1.24%	4.00	%(d)	226%
14.95	4.99	51,124	1.73	3.54	(d)	1.99	3.28	(d)	226
14.94	4.99	24,095	1.73	3.49	(d)	1.99	3.23	(d)	226
14.93	6.13	82,523	0.58	4.74	(d)	0.84	4.48	(d)	226
14.92	5.68	10,762	1.08	4.25	(d)	1.34	3.99	(d)	226

14.96	14.20	142,904	0.98	5.46		1.31	5.13		473
14.96	13.27	34,036	1.73	4.71		2.06	4.38		473
14.95	13.28	13,814	1.73	4.71		2.06	4.38		473
14.94	14.67	34,997	0.58	5.80		0.91	5.47		473
14.93	14.04	8,239	1.08	5.27		1.41	4.94		473

13.84	7.33	88,783	0.98	6.01		1.39	5.60		341
13.85	6.45	18,724	1.73	5.24		2.14	4.83		341
13.84	6.46	7,606	1.73	5.25		2.14	4.84		341
13.82	7.68	7,514	0.58	6.41		0.99	6.00		341
13.82	7.62	373	1.08	6.02		1.49	5.61		341

13.70	(0.63)	82,102	0.98	5.63		1.33	5.28		278
13.72	(1.29)	19,684	1.73	4.88		2.08	4.53		278
13.71	(1.29)	10,053	1.73	4.89		2.08	4.54		278
13.69	(0.23)	5,899	0.58	6.07		0.93	5.72		278
13.63	(1.01)	15	1.08	5.56		1.43	5.21		278

14.91	8.98	101,015	0.76	5.53		1.53	4.76		315
14.92	8.09	16,125	1.51	4.76		2.05	4.22		315
14.91	8.09	9,639	1.51	4.59		2.05	4.05		315
14.90	9.19	2,642	0.51	5.82		1.05	5.28		315
14.88	8.53	2	1.01	5.48		1.55	4.94		315

 GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations				Distributions to shareholders

	Net asset						In excess
	value,	Net		Net realized	Total from	From net	of net	From net
	beginning	investment		and unrealized	investment	investment	investment	realized	Total
	of period	income		gain (loss)	operations	income	income	gains	distributions

FOR THE YEARS ENDED OCTOBER 31,

2002 - Class A Shares	$10.25	$0.50(c	)	$(0.13)	$0.37	$(0.52)	$—	$(0.03)	$(0.55)
2002 - Class B Shares	10.29	0.43(c	)	(0.15)	0.28	(0.44)	—	(0.03)	(0.47)
2002 - Class C Shares	10.29	0.43(c	)	(0.15)	0.28	(0.44)	—	(0.03)	(0.47)
2002 - Institutional Shares	10.28	0.55(c	)	(0.15)	0.40	(0.56)	—	(0.03)	(0.59)
2002 - Service Shares	10.28	0.51(c	)	(0.16)	0.35	(0.51)	—	(0.03)	(0.54)

2001 - Class A Shares	9.52	0.56(c	)	0.75	1.31	(0.57)	(0.01)	—	(0.58)
2001 - Class B Shares	9.54	0.49(c	)	0.77	1.26	(0.50)	(0.01)	—	(0.51)
2001 - Class C Shares	9.55	0.49(c	)	0.76	1.25	(0.50)	(0.01)	—	(0.51)
2001 - Institutional Shares	9.54	0.60(c	)	0.76	1.36	(0.61)	(0.01)	—	(0.62)
2001 - Service Shares	9.54	0.55(c	)	0.76	1.31	(0.56)	(0.01)	—	(0.57)

2000 - Class A Shares	9.50	0.57(c	)	0.02	0.59	(0.57)	—	—	(0.57)
2000 - Class B Shares	9.52	0.50(c	)	0.02	0.52	(0.50)	—	—	(0.50)
2000 - Class C Shares	9.52	0.50(c	)	0.03	0.53	(0.50)	—	—	(0.50)
2000 - Institutional Shares	9.52	0.61(c	)	0.02	0.63	(0.61)	—	—	(0.61)
2000 - Service Shares	9.52	0.56(c	)	0.02	0.58	(0.56)	—	—	(0.56)

1999 - Class A Shares	10.25	0.54		(0.61)	(0.07)	(0.53)	—	(0.15)	(0.68)
1999 - Class B Shares	10.28	0.48		(0.62)	(0.14)	(0.47)	—	(0.15)	(0.62)
1999 - Class C Shares	10.28	0.47		(0.62)	(0.15)	(0.46)	—	(0.15)	(0.61)
1999 - Institutional Shares	10.28	0.58		(0.62)	(0.04)	(0.57)	—	(0.15)	(0.72)
1999 - Administration Shares(e)	10.27	0.40	(c)	(0.41)	(0.01)	(0.40)	—	(0.15)	(0.55)
1999 - Service Shares	10.28	0.54		(0.62)	(0.08)	(0.53)	—	(0.15)	(0.68)

1998 - Class A Shares	10.06	0.59		0.27	0.86	(0.59)	(0.02)	(0.06)	(0.67)
1998 - Class B Shares	10.09	0.52		0.27	0.79	(0.52)	(0.02)	(0.06)	(0.60)
1998 - Class C Shares	10.09	0.52		0.27	0.79	(0.52)	(0.02)	(0.06)	(0.60)
1998 - Institutional Shares	10.08	0.61		0.29	0.90	(0.61)	(0.03)	(0.06)	(0.70)
1998 - Administration Shares	10.07	0.57		0.29	0.86	(0.57)	(0.03)	(0.06)	(0.66)
1998 - Service Shares	10.09	0.56		0.27	0.83	(0.56)	(0.02)	(0.06)	(0.64)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Includes the effect of mortgage dollar roll transactions.
(e)	Administration Class shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

92      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets	Ratio of	net investment	Ratio of	net investment
Net asset		at end of	net expenses	income to	expenses	income to	Portfolio
value, end	Total	period	to average	average net	to average	average net	turnover
of period	return(a)	(in 000s)	net assets	assets	net assets	assets	rate(d)

$10.07	3.59%	$315,441	0.90%	5.03%	0.90%	5.03%	437%
10.10	2.70	36,131	1.65	4.33	1.65	4.33	437
10.10	2.80	20,176	1.65	4.32	1.65	4.32	437
10.09	3.99	733,996	0.50	5.51	0.50	5.51	437
10.09	3.47	29,761	1.00	5.05	1.00	5.05	437

10.25	14.17	178,885	0.94	5.61	0.94	5.61	315
10.29	13.51	26,848	1.69	4.93	1.69	4.93	315
10.29	13.38	11,998	1.69	4.89	1.69	4.89	315
10.28	14.69	440,836	0.54	6.05	0.54	6.05	315
10.28	14.13	26,667	1.04	5.54	1.04	5.54	315

9.52	6.48	73,846	0.94	6.04	0.97	6.01	272
9.54	5.69	14,002	1.69	5.29	1.72	5.26	272
9.55	5.80	6,107	1.69	5.30	1.72	5.27	272
9.54	6.90	268,465	0.54	6.46	0.57	6.43	272
9.54	6.37	9,445	1.04	5.95	1.07	5.92	272

9.50	(0.68)	65,368	0.94	5.57	0.98	5.53	280
9.52	(1.47)	14,654	1.69	4.83	1.73	4.79	280
9.52	(1.51)	7,443	1.69	4.82	1.73	4.78	280
9.52	(0.37)	216,973	0.54	5.97	0.58	5.93	280
9.71 (e)	(0.13)	—	0.79 (b)	5.63 (b)	0.83 (b)	5.59 (b)	280
9.52	(0.87)	8,172	1.04	5.50	1.08	5.46	280

10.25	8.76	56,267	0.74	5.58	1.21	5.11	272
10.28	7.94	7,209	1.49	4.82	1.75	4.56	272
10.28	7.94	5,587	1.49	4.81	1.75	4.55	272
10.28	9.15	195,730	0.46	5.95	0.72	5.69	272
10.27	8.88	12,743	0.71	5.70	0.97	5.44	272
10.28	8.50	5,263	0.96	5.44	1.22	5.18	272

 GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations					Distributions to shareholders

	Net asset
	value,	Net		Net realized		Total from	From net		From net
	beginning	investment		and unrealized		investment	investment	From	realized	Total
	of period	income		gain (loss)		operations	income	capital	gains	distributions

FOR THE YEARS ENDED OCTOBER 31,

2002 - Class A Shares	$14.72	$0.50	(b)(c)	$(0.35	)(c)	$0.15	$(0.53)	$—	$—	$(0.53)
2002 - Class B Shares	14.68	0.41	(b)(c)	(0.33	)(c)	0.08	(0.46)	—	—	(0.46)
2002 - Class C Shares	14.65	0.41	(b)(c)	(0.33	)(c)	0.08	(0.46)	—	—	(0.46)
2002 - Institutional Shares	14.70	0.58	(b)(c)	(0.33	)(c)	0.25	(0.62)	—	—	(0.62)
2002 - Service Shares	14.69	0.50	(b)(c)	(0.33	)(c)	0.17	(0.55)	—	—	(0.55)

2001 - Class A Shares	14.68	0.55	(b)	0.85		1.40	(1.36)	—	—	(1.36)
2001 - Class B Shares	14.65	0.48	(b)	0.84		1.32	(1.29)	—	—	(1.29)
2001 - Class C Shares	14.63	0.47	(b)	0.84		1.31	(1.29)	—	—	(1.29)
2001 - Institutional Shares	14.67	0.65	(b)	0.84		1.49	(1.46)	—	—	(1.46)
2001 - Service Shares	14.66	0.57	(b)	0.84		1.41	(1.38)	—	—	(1.38)

2000 - Class A Shares	14.49	0.59	(b)	0.20		0.79	(0.60)	—	—	(0.60)
2000 - Class B Shares	14.45	0.51	(b)	0.22		0.73	(0.53)	—	—	(0.53)
2000 - Class C Shares	14.43	0.51	(b)	0.22		0.73	(0.53)	—	—	(0.53)
2000 - Institutional Shares	14.48	0.68	(b)	0.21		0.89	(0.70)	—	—	(0.70)
2000 - Service Shares	14.47	0.61	(b)	0.20		0.81	(0.62)	—	—	(0.62)

1999 - Class A Shares	15.65	0.62	(b)	(0.78)		(0.16)	(0.61)	(0.03)	(0.36)	(1.00)
1999 - Class B Shares	15.63	0.53		(0.78)		(0.25)	(0.55)	(0.02)	(0.36)	(0.93)
1999 - Class C Shares	15.60	0.53		(0.77)		(0.24)	(0.55)	(0.02)	(0.36)	(0.93)
1999 - Institutional Shares	15.64	0.71		(0.77)		(0.06)	(0.71)	(0.03)	(0.36)	(1.10)
1999 - Service Shares	15.64	0.64		(0.79)		(0.15)	(0.63)	(0.03)	(0.36)	(1.02)

1998 - Class A Shares	15.10	0.72	(b)	0.90		1.62	(1.01)	—	(0.06)	(1.07)
1998 - Class B Shares	15.08	0.63	(b)	0.92		1.55	(0.94)	—	(0.06)	(1.00)
1998 - Class C Shares	15.06	0.63	(b)	0.91		1.54	(0.94)	—	(0.06)	(1.00)
1998 - Institutional Shares	15.09	0.82	(b)	0.90		1.72	(1.11)	—	(0.06)	(1.17)
1998 - Service Shares	15.09	0.74	(b)	0.91		1.65	(1.04)	—	(0.06)	(1.10)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the distributions of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.06, increase net realized and unrealized gains and losses per share by $0.06, and decrease the ratio of net investment income to average net assets with and without expense reductions by 0.43%. Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

94      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

						Ratios assuming no
						expense reductions

				Ratio of			Ratio of
		Net assets	Ratio of	net investment		Ratio of	net investment
Net asset		at end of	net expenses	income to		expenses	income to		Portfolio
value, end	Total	period	to average	average net		to average	average net		turnover
of period	return(a)	(in 000s)	net assets	assets		net assets	assets		rate

$14.34	1.08%	$255,821	1.34%	3.36	%(c)	1.72%	2.98	%(c)	146%
14.30	0.59	37,986	1.84	2.88	(c)	2.22	2.50	(c)	146
14.27	0.59	11,533	1.84	2.88	(c)	2.22	2.50	(c)	146
14.33	1.82	143,127	0.69	4.00	(c)	1.07	3.62	(c)	146
14.31	1.24	1,184	1.19	3.49	(c)	1.57	3.11	(c)	146

14.72	10.08	286,718	1.34	3.80		1.70	3.44		222
14.68	9.50	31,969	1.84	3.28		2.20	2.92		222
14.65	9.44	8,679	1.84	3.28		2.20	2.92		222
14.70	10.73	181,869	0.69	4.47		1.05	4.11		222
14.69	10.18	1,394	1.19	3.96		1.55	3.60		222

14.68	5.58	294,738	1.34	4.03		1.70	3.67		185
14.65	5.14	22,008	1.84	3.53		2.20	3.17		185
14.63	5.13	5,954	1.84	3.54		2.20	3.18		185
14.67	6.27	287,145	0.69	4.69		1.05	4.33		185
14.66	5.76	1,934	1.19	4.17		1.55	3.81		185

14.49	(1.14)	271,832	1.34	4.12		1.72	3.74		158
14.45	(1.74)	16,724	1.84	3.60		2.22	3.22		158
14.43	(1.68)	7,786	1.84	3.60		2.22	3.22		158
14.48	(0.49)	279,621	0.69	4.75		1.07	4.37		158
14.47	(1.06)	1,115	1.19	4.28		1.57	3.90		158

15.65	11.21	217,362	1.31	4.71		1.75	4.27		230
15.63	10.66	8,135	1.83	4.19		2.24	3.78		230
15.60	10.65	4,090	1.83	4.20		2.24	3.79		230
15.64	11.95	178,532	0.66	5.40		1.07	4.99		230
15.64	11.43	1,058	1.16	4.92		1.57	4.51		230

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Trustees
Goldman Sachs Trust

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Goldman Sachs Enhanced Income Fund, Goldman Sachs Ultra-Short Duration Government Fund (formerly Goldman Sachs Adjustable Rate Government Fund), Goldman Sachs Short Duration Government Fund, Goldman Sachs Government Income Fund, Goldman Sachs Core Fixed Income Fund and Goldman Sachs Global Income Fund (six of the funds comprising the Goldman Sachs Trust) (the “Funds”) as of October 31, 2002, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended October 31, 1998 and 1999 were audited by other auditors whose report, dated December 10, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights, audited by us, referred to above present fairly, in all material respects, the financial position of Goldman Sachs Enhanced Income Fund, Goldman Sachs Ultra-Short Duration Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Government Income Fund, Goldman Sachs Core Fixed Income Fund and Goldman Sachs Global Income Fund at October 31, 2002, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States.

New York, New York

December 10, 2002

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

				Number of
	Position(s)	Term of		Portfolios in
	Held with	Office and		Fund Complex	Other
Name,	Goldman Sachs Trust	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	(the “Trust”)[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 60	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998 to present); Executive Vice President—Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (since 1989); Member of Cornell University Council (since 1992); Trustee of the Walnut Street Theater (since 1992); Trustee, Citizens Scholarship Foundation of America (since 1998); Director, Private Equity Investors-III and IV (since November 1998) and Equity-Limited Investors II (since April 2002); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (since 2000).

			Chairman of the Board and Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	61	None

Patrick T. Harker Age: 44	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (since February 2000); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (since July 1999); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	61	None

Mary P. McPherson Age: 67	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (since October 1997); President of Bryn Mawr College (1978-1997); Director, Smith College (since 1998); Director, Josiah Macy, Jr. Foundation (health educational programs) (since 1977); Director, Philadelphia Contributionship (insurance) (since 1985); Director Emeritus, Amherst College (1986-1998); Director, Dayton Hudson Corporation (general retailing merchandising) (1988-1997); Director, The Spencer Foundation (educational research) (since 1993); member of PNC Advisory Board (banking) (1993-1998); and Director, American School of Classical Studies in Athens (since 1997).

			Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	61	None

Wilma J. Smelcer Age: 53	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); Chief Administrative Officer, Bank of America, Illinois (1996-1997); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (since April 2001). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	61	None

Richard P. Strubel Age: 63	Trustee	Since 1987	President, COO and Director, Unext, Inc. (provider of educational services via the internet) (since 1999); Director, Cantilever Technologies, Inc. (a private software company) (since 1999); Trustee, The University of Chicago (since 1987); Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	61	Gildan Activewear Inc. (an activewear clothing marketing and manufacturing company); Unext, Inc. (provider of educational services via the internet); the Northern Mutual Fund Complex (57 Portfolios).

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Interested Trustees

				Number of
	Position(s)	Term of		Portfolios in
	Held with	Office and		Fund Complex	Other
Name,	Goldman Sachs Trust	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Gary D. Black Age: 41	Trustee	Since 2002	Managing Director, Goldman, Sachs & Co. (“Goldman Sachs”) (since June 2001); Executive Vice President, AllianceBernstein (October 2000-June 2001); Managing Director, Global Institutional Investment Management, Sanford Bernstein (January 1999-October 2000) and Senior Research Analyst Sanford Bernstein (February 1992-December 1998). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	61	None

*James McNamara Age: 39	Trustee &	Since 2002	Managing Director, Goldman Sachs (since December 1998); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).	61	None

	Vice President	Since 2001	Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).

*Alan A. Shuch Age: 52	Trustee	Since 1990	Advisory Director—Goldman Sachs Asset Management (“GSAM”) (since May 1999); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	61	None

*Kaysie P. Uniacke Age: 41	President &	Since 2002	President—Goldman Sachs Mutual Fund Complex (registered investment companies) (since 2002). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies) (since 2001).	61	None

	Trustee	Since 2001	Managing Director, GSAM (since 1997); and Vice President and Senior Fund Manager, GSAM (1988 to 1997). Assistant Secretary—Goldman Sachs Mutual Fund Complex (registered investment companies) (1997-2002).

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs Asset Management, 32 Old Slip, New York, New York, 10005, Attn: Howard B. Surloff.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of October 30, 2002, the Trust consisted of 55 portfolios and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e.,“public companies”) or other investment companies registered under the Investment Company Act of 1940. Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of	Principal Occupation(s)
Name, Address And Age	With the Trust	Time Served[1]	During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 41	President &	Since 2002	Managing Director, GSAM (since 1997); and Vice President and Senior Fund Manager, GSAM (1988 to 1997).

	Trustee	Since 2001	President—Goldman Sachs Mutual Fund Complex (since 2002) (registered investment companies). Assistant Secretary—Goldman Sachs Mutual Fund Complex (registered investment companies) (1997 - 2002).

James A. Fitzpatrick 4900 Sears Tower Chicago, IL 60606 Age: 42	Vice President	Since 1997	Managing Director, Goldman Sachs (since October 1999); Vice President of GSAM (April 1997-December 1999); and Vice President and General Manager, First Data Corporation—Investor Services Group (1994 to 1997).

Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

James McNamara 4900 Sears Tower Chicago, IL 60606 Age: 40	Trustee &	Since 2002	Managing Director, Goldman Sachs (since December 1998); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

	Vice President	Since 2001	Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 38	Treasurer	Since 1997	Vice President, Goldman Sachs (since July 1995); and Director/Fund Accounting & Custody, Investors Bank & Trust Company (November 1993-July 1995).

Treasurer—Goldman Sachs Mutual Fund Complex (registered investment companies).

Howard B. Surloff 32 Old Slip New York, NY 10005 Age: 37	Secretary	Since 2001	Managing Director, Goldman Sachs (since November 2002) Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (since December 1997).

Secretary—Goldman Sachs Mutual Fund Complex (registered investment companies) (since 2001) and Assistant Secretary prior thereto.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Goldman Sachs Taxable Investment Grade Funds — Tax Information (unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Goldman Sachs Core Fixed Income Fund and the Goldman Sachs Government Income Fund designate $2,633,802 and $1,982,341, respectively, as capital gain dividends paid during the year ended October 31, 2002.

FUNDS PROFILE

# Goldman Sachs Funds

**Goldman Sachs** is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, **the Investment Management Division** of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $299.4 billion in assets under management as of September 30, 2002 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

## THE GOLDMAN SACHS ADVANTAGE

Our goal is to deliver:

**Strong, Consistent Investment Results**
- Global Resources and Global Research
- Team Approach
- Disciplined Processes

**Innovative, Value-Added Investment Products**
- Thoughtful Solutions
- Risk Management

**Outstanding Client Service**
- Dedicated Service Teams
- Excellence and Integrity

## GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.


INTERNATIONAL EQUITY
Higher Risk/Return
DOMESTIC EQUITY
ASSET ALLOCATION PORTFOLIOS
SPECIALTY
FIXED INCOME
MONEY MARKET
Lower Risk/Return

### International Equity Funds
- Asia Growth Fund
- Emerging Markets Equity Fund
- International Growth Opportunities Fund
- Japanese Equity Fund
- European Equity Fund
- International Equity Fund
- CORE℠ International Equity Fund

### Domestic Equity Funds
- Small Cap Value Fund
- CORE℠ Small Cap Equity Fund
- Mid Cap Value Fund
- Concentrated Growth Fund†
- Growth Opportunities Fund
- Research Select Fund℠
- Strategic Growth Fund
- Capital Growth Fund
- Large Cap Value Fund
- Growth and Income Fund
- CORE℠ Large Cap Growth Fund
- CORE℠ Large Cap Value Fund
- CORE℠ U.S. Equity Fund
- CORE℠ Tax-Managed Equity Fund

### Specialty Funds
- Internet Tollkeeper Fund℠
- Real Estate Securities Fund

### Asset Allocation Funds
- Balanced Fund
- Asset Allocation Portfolios

### Fixed Income Funds
- High Yield Fund
- High Yield Municipal Fund
- Global Income Fund
- Core Fixed Income Fund
- Municipal Income Fund
- Government Income Fund
- Short Duration Tax-Free Fund
- Short Duration Government Fund
- Ultra-Short Duration Government Fund*
- Enhanced Income Fund

### Money Market Funds[1]

[1] *An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.*

*The Goldman Sachs Research Select Fund℠, Internet Tollkeeper Fund℠ and CORE℠ are service marks of Goldman, Sachs & Co.*

**Effective July 1, 2002 the Adjustable Rate Government Fund was renamed the Ultra-Short Duration Government Fund.*

*† The Goldman Sachs Concentrated Growth Fund was launched on September 3, 2002.*

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005
TRUSTEES
Ashok N. Bakhru, Chairman
OFFICERS
Kaysie P. Uniacke, President
Gary D. Black James A. Fitzpatrick, Vice President Patrick T. Harker James A. McNamara, Vice President James A. McNamara John M. Perlowski, Treasurer Mary Patterson McPherson Howard B. Surloff, Secretary Alan A. Shuch Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke
GOLDMAN, SACHS & CO.
Distributor and Transfer Agent
GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser
GOLDMAN SACHS INTERNATIONAL
133 Peterborough Court London, England EC4A 2BB
Visit our internet address: www.gs.com/funds
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.
Goldman, Sachs & Co. is the distributor of the Funds.
The Goldman Sachs Government Income, Goldman Sachs Short Duration Government and Goldman Sachs Ultra-Short Duration Government Funds’ net asset values and yields are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.
Goldman Sachs Global Income and Goldman Sachs Core Fixed Income Funds’ foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.
The Enhanced Income Fund is not a money market fund. Investors in this Fund should understand that the net asset value of the Fund will fluctuate which may result in a loss of a portion of the principal amount invested.
Copyright 2002 Goldman, Sachs & Co. All rights reserved. Date of first use: December 30, 2002 / 02-2318
FI/INVGRAR / 54.8K / 12-02